SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

USIP.COM, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Common Stock $.01 par value of USIP.Com, Inc.

	(2)	Aggregate number of securities to which transaction applies:25,000,000 Shares of Common Stock

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Filing fee was calculated by multiplying .000092 by the aggregate of cash and the value of property to be received in the merger and asset sale transaction.

	(4)	Proposed maximum aggregate value of transaction: $13,218,785

	(5)	Total fee paid: $1,216.06

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.

	(3)	Filing Party:

	(4)	Date Filed:

USIP.COM, INC.
7325 OSWEGO ROAD
LIVERPOOL, NEW YORK 13090

Dear USIP.Com, Inc. Shareholders:

You are cordially invited to attend a Special Meeting of Shareholders to be held at USIP.Com., Inc. 7325 Oswego Road, Liverpool, New York, 13090 on February, ___, 2005 at 11:00 a.m., local time, for the following purposes:

1.)	A proposal to approve the sale of substantially all the Company’s assets consisting of the common stock of the Company’s wholly owned subsidiaries, Datone, Inc., a Delaware corporation, NB Payphones, Ltd., a Pennsylvania corporation, and The Platinum Funding Corporation, a New York corporation, to Fresca Worldwide Trading Corporation, a Nevada corporation. The sale of subsidiaries is a condition to completion of the merger (Item 7 below).

2.)	A proposal to amend the articles of incorporation of the Company to change the par value of our common stock to $.0001.

3.)	A proposal to amend the articles of incorporation of the Company to change the name of the Company to Cornerstone Services Group, Inc., following a successful completion of the proposed merger described in Proposal No. 7. In the event the merger does not occur the name change will not be implemented.

4.)	A proposal to amend the articles of incorporation of the Company to increase the number of authorized shares of the Company from 25,000,000 Common Shares to 250,000,000 Common Shares. The increase in the number of common shares is a condition to the completion of the merger (Item 7 below).

5.)	A proposal to amend the articles of incorporation of the Company to authorize 250,000,000 Preferred Shares. The authorization of the preferred shares is a condition to the completion of the merger (Item 7 below).

6.)	A proposal to vote on a plan of recapitalization and to amend the Company’s articles of incorporation to effect a reverse stock split pursuant to which two shares of the Company’s outstanding common stock will be exchanged for one new share of common stock. The reverse stock split is a condition to the completion of the merger (Item 7 below).

7.)	A proposal to approve a merger agreement between the Company and Cornerstone Services Group, Inc., pursuant to which, among other things:

	a.)	Cornerstone will be merged into the Company, and the Company will be the surviving company.

	b.)	The name of the Company will be changed to Cornerstone Services Group, Inc.

	c.)	Following the merger the Cornerstone shareholders will own approximately 75% of the shares of the Company and they will control the surviving company.

	d.)	On the date of the closing Cornerstone will have 26,500,000 shares outstanding and they will be converted on a 1:1 basis for the shares of USIP.

The merger is conditioned on the approval of proposal 1 (sale of assets), proposal 3 (Name Change), proposal 4 (increase in authorized number of common stock), proposal 5 (authorization of preferred stock) and proposal 6 (reverse stock split).

8.)	To transact such other business as may properly come before the meeting or any adjournments thereof.

                We would appreciate your completing, signing, dating and returning to the Company the enclosed proxy card in the envelope provided at your earliest convenience. If you decide to attend the meeting, you may, of course, revoke your proxy and vote your own shares.

Sincerely,

/s/ Craig H. Burton
————————————

Craig H. Burton, President

February __, 2004

USIP.COM, INC.
7325 OSWEGO ROAD
LIVERPOOL, NEW YORK, 13090

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

A Special Meeting of Shareholders of USIP.Com, Inc. (the “Company”) will be held at USIP.Com., Inc. 7325 Oswego Road, Liverpool, New York, 13090 on February, ___, 2005 at 11:00 a.m., local time, for the following purposes:

1.)	A proposal to approve the sale of substantially all the Company’s assets consisting of the common stock of the Company’s wholly owned subsidiaries, Datone, Inc., a Delaware corporation, NB Payphones, Ltd., a Pennsylvania corporation, and The Platinum Funding Corporation, a New York corporation, to Fresca Worldwide Trading Corporation, a Nevada corporation. The sale of subsidiaries is a condition to completion of the merger (Item 7 below).

2.)	A proposal to amend the articles of incorporation of the Company to change the par value of our common stock to $.0001.

3.)	A proposal to amend the articles of incorporation of the Company to change the name of the Company to Cornerstone Services Group, Inc., following a successful completion of the proposed merger described in Proposal No. 7. In the event the merger does not occur the name change will not be implemented.

4.)	A proposal to amend the articles of incorporation of the Company to increase the number of authorized shares of the Company from 25,000,000 Common Shares to 250,000,000 Common Shares. The increase in the number of common shares is a condition to the completion of the merger (Item 7 below).

5.)	A proposal to amend the articles of incorporation of the Company to authorize 250,000,000 Preferred Shares. The authorization of the preferred shares is a condition to the completion of the merger (Item 7 below).

6.)	A proposal to vote on a plan of recapitalization and to amend the Company’s articles of incorporation to effect a reverse stock split pursuant to which two shares of the Company’s outstanding common stock will be exchanged for one new share of common stock. The reverse stock split is a condition to the completion of the merger (Item 7 below).

7.)	A proposal to approve a merger agreement between the Company and Cornerstone Services Group, Inc., pursuant to which, among other things:

	a.)	Cornerstone will be merged into the Company, and the Company will be the surviving company.

	b.)	The name of the Company will be changed to Cornerstone Services Group, Inc.

	c.)	Following the merger the Cornerstone shareholders will own approximately 75% of the shares of the Company and they will control the surviving company.

	d.)	On the date of the closing Cornerstone will have 26,500,000 shares outstanding and they will be converted on a 1:1 basis for the shares of USIP.

The merger is conditioned on the approval of proposal 1 (sale of assets), proposal 3 (Name Change), proposal 4 (increase in authorized number of common stock), proposal 5 (authorization of preferred stock), and proposal 6 (reverse stock split).

8.)	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed February __, 2005, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED.

 By Order of the Board of Directors,

/s/ Joseph J. Passalaqua
————————————

Joseph J. Passalaqua, Secretary

February ___, 2005

TABLE OF CONTENTS

PROXY STATEMENT	1
SHARES ENTITLED TO VOTE	1
SUMMARY OF TRANSACTION	2
SUMMARY OF ASSET SALE PROPOSAL	2
TERMS OF STOCK PURCHASE AGREEMENT	2
SUMMARY OF MERGER PROPOSAL	3
QUESTIONS ABOUT THE MERGER AND THE MEETING	5
PROPOSAL NUMBER 1 TO APPROVE THE SALE OF THE COMMON STOCK OF THE COMPANY’S SUBSIDIARIES, DATONE, INC., NB PAYPHONES, LTD. AND THE PLATINUM FUNDING CORPORATION	8
THE COMPANIES	8
THE SALE OF STOCK	8
APPROVAL OF THE SALE OF ASSETS AND THE STOCK PURCHASE AGREEMENT	10
PROPOSAL NUMBER 2 TO APPROVE THE AMENDMENT OF OUR ARTICLES OF INCORPORATION TO CHANGE THE PAR VALUE OF OUR COMMON STOCK	12
PROPOSAL NUMBER 3 TO APPROVE THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE OUR NAME	13
PROPOSAL NUMBER 4 TO APPROVE THE AMENDMENT TO INCREASE AUTHORIZED SHARES	13
PROPOSAL NUMBER 5 TO APPROVE THE AMENDMENT TO AUTHORIZE PREFERRED SHARES	14
PROPOSAL NUMBER 6 TO APPROVE A PLAN OF RECAPITALIZATION AND TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO PROVIDE FOR A REVERSE STOCK SPLIT	16
REASONS FOR THE REVERSE STOCK SPLIT	17
ENCOURAGE GREATER INVESTOR INTEREST IN THE COMPANY’S COMMON STOCK	17
REDUCE TRADING FEES AND COMMISSIONS INCURRED BY SHAREHOLDERS	17
SHARE CERTIFICATES AND FRACTIONAL SHARES	18
FRACTIONAL SHARES	18
EXCHANGE OF STOCK CERTIFICATES	18
FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT	19
NO DISSENTER’S RIGHTS	19
AMENDMENT TO THE ARTICLES OF INCORPORATION	20
RECOMMENDATION OF THE BOARD OF DIRECTORS	20
PROPOSAL NUMBER 7 TO APPROVE A MERGER AGREEMENT AND THE MERGER OF CORNERSTONE SERVICES GROUP, INC. WITH AND INTO USIP.COM, INC.	20
THE COMPANIES	20
THE MERGER	25
APPROVAL OF THE MERGER AND THE MERGER AGREEMENT	30
OTHER MATTERS	35
FORWARD LOOKING STATEMENT	35
RISK FACTORS	35
OWNERSHIP OF SHARES	37
FORWARD LOOKING STATEMENTS AND INFORMATION	40
OTHER MATTERS	40
EXHIBITS	41

USIP.COM, INC.
7325 OSWEGO ROAD
LIVERPOOL, NEW YORK 13090

PROXY STATEMENT

This Proxy Statement is furnished by and on behalf of the Board of Directors (the “Board”) of USIP.Com, Inc. in connection with the solicitation of proxies for use at a Special Meeting of Shareholders of the Company (the “Special Meeting”) to be held at 11:00 a.m., local time, on ______, February __, 2005, at USIP.com, Inc., 7325 Oswego Road, Liverpool, New York 13090, and at any adjournments thereof. The Notice of Special Meeting of Shareholders, this Proxy Statement, and the form of proxy will be first mailed on or about February ___, 2005, to the shareholders of the Company (the “Shareholders”) of record on the Record Date (as defined below), and the Company will bear all the costs associated with this solicitation.

Except as otherwise specifically noted, “USIP”, “we”, “our,” “us,” and similar words in this Proxy refer to USIP.Com, Inc. Cornerstone Services Group, Inc. may be referred to as “Cornerstone.”

THE BOARD OF DIRECTORS URGES YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

SHARES ENTITLED TO VOTE

Each valid proxy given pursuant to this solicitation that is received in time for the Special Meeting and not revoked will be voted with respect to all shares represented by it and in accordance with the instructions, if any, given in the proxy. The Company is seeking authority to vote for each of the proposals contained herein, and if instructions are not given in the proxy, it will be voted (i) for the approval of all proposals submitted for vote and recommended by the Board, and (ii) in accordance with the best judgment of the proxy holders on any other matter that may properly come before the meeting. The proxies will not be used to adjourn the special meeting in order to continue to solicit votes to approve the transactions presented. The submission of a signed proxy will not affect a Shareholder’s right to attend and to vote in person at the Special Meeting. Shareholders who execute a proxy may revoke it at any time before it is voted by filing a written revocation with the Secretary of the Company at the following address: 7325 Oswego Road, Liverpool, New York 13090, Attn: Joseph J. Passalaqua, Secretary; executing a proxy bearing a later date; or attending and voting in person at the Special Meeting.

Only Shareholders of record as of the close of business on February __, 2005 (the “Record Date”), will be entitled to vote at the Special Meeting. As of the close of business on the Record Date there were 17,804,388 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on all matters presented for Shareholder vote.

According to the Bylaws of the Company (the “Bylaws”), the holders of a majority of the shares of Common Stock outstanding and entitled to be voted at the Special Meeting must be present in person or be represented by proxy to constitute a quorum and to act upon proposed business. If a quorum is not present or represented by proxy at the Special Meeting, the meeting will be adjourned and the Company will be subjected to additional expense. If a quorum is present or represented by proxy at the Special Meeting, the Bylaws provide that the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting will decide the corporate action taken.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Special Meeting. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether the matter has been approved by the Shareholders, abstentions have the same effect as negative votes for each proposal. Broker non-votes are not deemed to be present or represented for purposes of determining whether Shareholder approval of that matter has been obtained, but they are counted as present for purposes of determining the existence of a quorum at the Special Meeting.

SUMMARY OF TRANSACTION

The following summary, together with the following question and answer section, provides an overview of the transactions discussed in this proxy statement and contains cross-references to the more detailed discussions elsewhere in the proxy statement. The summary may not contain all the information that is important to you. To understand the merger and the other proposals more fully, and for more complete descriptions of the legal terms of the merger and the other proposals, you should carefully read this entire proxy statement and the attached annexes in their entirety.

SUMMARY OF ASSET SALE PROPOSAL

THE PARTIES TO THE STOCK PURCHASE AGREEMENT (SEE PAGE ___)

USIP.COM, INC.
7325 Oswego Road
Liverpool, New York 13090

USIP provides payphones and payphone services in the United States

Fresca Worldwide Trading Corporation.
4055 Wetzel Road
Liverpool, New York  13090

Fresca Worldwide Trading Corporation is a recently organized corporation with no prior operating business.

TERMS OF STOCK PURCHASE AGREEMENT (SEE PAGE ____)

WHAT WE WILL RECEIVE (SEE PAGE ___)

In return for the sale of the common stock of our three subsidiaries, Datone, Inc., NB Payphones, Ltd., and The Platinum Funding Corporation (referred to collectively sometime hereinafter as “The Subsidiaries”) Fresca Worldwide Trading Corporation will assume all our debt except $100,000.00. It is anticipated that the debt to be assumed will be approximately $874,176 at the time of Closing.

WHAT IS BEING SOLD? (PAGE ___)

We are selling all the common stock we own in our wholly owned subsidiaries Datone, Inc, a Delaware corporation, NB Payphones, Ltd., a Pennsylvania corporation, and The Platinum Funding Corporation, a New York corporation. We own all the outstanding shares of stock in each of these corporations, and our operations are carried out through them. The sale of the shares of these wholly owned subsidiaries will constitute the sale of substantially all the assets of USIP.

WHEN WILL THE STOCK SALE BE COMPLETED? (PAGE ___)

The closing of the asset sale transaction will take place shortly after our receipt of shareholder approval of the proposal to sell the common stock of our Subsidiaries.

REPRESENTATIONS AND WARRANTIES (PAGE ___)

The Stock Purchase Agreement between us and Fresca contains customary representations and warranties included in similar transactions.

CONDITIONS TO COMPLETION OF THE STOCK SALE (PAGE ___)

Each party’s obligation to complete the sale of the Stock of our Subsidiaries is subject to the prior satisfaction or waiver of certain conditions. In addition to customary closing conditions, we have to comply with the following material conditions that must be satisfied or waived before completion of the sale of Stock:

•	Representations contained in the stock purchase agreement for each party shall be true and correct at closing.

•	We shall have tendered the shares of our Subsidiaries for transfer.

•	The officers and directors of the Subsidiaries shall have submitted their resignations.

•	We will have obtained approval of the transaction by our shareholders in accordance with Utah law.

BACKGROUND OF THE STOCK SALE (PAGE ___)

Please see “Background of the Sale of Stock on Page ___ for a discussion of the events leading up to a signing of the merger agreement.

VOTE REQUIRED (PAGE ___)

Approval of the sale of assets requires the vote of the holders of a majority of our shares.

SUMMARY OF MERGER PROPOSAL

PARTIES TO THE MERGER AGREEMENT

USIP.Com, Inc.
7325 Oswego Road
Liverpool, New York 13090

USIP provides payphones and payphone services in the United States.

Cornerstone Services Group, Inc.
9100 Southwest Freeway
Suite 130 A
Houston, TX 77074

Cornerstone is in the business of providing pharmaceutical and other services, primarily to the senior or aged population.

Structure (pages ____)

USIP and Cornerstone entered into the merger agreement on May 24, 2004. The merger agreement provides, in part, that Cornerstone will be merged with and into us, resulting in the shareholders of Cornerstone controlling USIP as the surviving corporation following the merger. The merger has been structured to be a non-taxable reorganization under Section 368(a) of the Internal Revenue Code of 1986.

Consideration (pages ____)

The merger requires the holders of outstanding shares of the capital stock of Cornerstone to exchange each share of common stock they own for one share of our common stock.

Representations (pages ____)

Cornerstone and we make customary representations and warranties in the merger agreement.

Conduct of Business (page ___)

Until the closing, we are required to conduct our business in the ordinary course. We are not permitted to enter into any transaction or commitment or take any other action outside the ordinary course without Cornerstone’s prior written consent, including declaring dividends, incurring debt, issuing capital stock, granting or accelerating options, acquiring or disposing of material assets, except the sale of the Subsidiaries.

Closing Conditions (pages ___)

The closing of the merger is subject to customary closing conditions, which include: (1) the approval of our shareholders; (2) the receipt of necessary regulatory approvals and consents; (3) the absence of material adverse changes in our or Cornerstone’s business; (4) the approval of the shareholders of Cornerstone; (5) the representations and warranties in the merger agreement shall be true and correct at the time of closing; (6) no action or suit to prevent the merger or which would affect the rights of the surviving corporation shall be pending or threatened; and (7) the officers and directors of USIP shall resign.

Fees and Expenses (page ___)

Cornerstone will pay all legal, accounting and other fees and expenses incurred by Cornerstone in connection with the merger. Whether or not the merger is consummated, we will pay the legal, accounting, and other fees and expenses incurred by us in connection with the merger.

VOTE REQUIRED, (Page ___)

Approval of the merger requires the approval of the holders of at least a majority of the shares of USIP and a majority of the Shares of Cornerstone.

REASONS FOR THE MERGER.  (Page ___)

Our primary reason for the merger is to provide our shareholders with the opportunity to profit from an ownership interest in the business of Cornerstone.

BACKGROUND OF THE MERGER PROPOSAL.  (Page __)

Please see “THE MERGER - Background on the Merger” on page ___ for a discussion of the events leading up to the signing of the merger agreement.

DISSENTERS RIGHTS.  (Page ___)

Under Utah law, you are entitled to dissent from the merger or the sale of assets and you may have appraisal rights in connection with the merger and/or the sale of assets. To exercise your appraisal rights, you must comply with all procedural requirements of Utah law. A description of the relevant sections of Utah law is provided in “Dissenters Rights” on page ___, and the full text of the relevant sections of Utah law is attached as Exhibit D to this document. FAILURE TO TAKE ANY STEPS REQUIRED BY UTAH LAW MAY RESULT IN A TERMINATION OR WAIVER OF YOUR APPRAISAL RIGHTS.

QUESTIONS ABOUT THE MEETING

The following questions and answers are provided for your convenience, and briefly address some commonly asked questions about the special meeting of shareholders and the proposals to be considered at that meeting. You should still carefully read this entire proxy statement.

General

Why Did You Send Me This Proxy Statement?

We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your vote for use at a Special Meeting of Stockholders.

This proxy statement summarizes information that you need to know in order to cast an informed vote at the meeting. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy sheet.

We will begin sending this proxy statement, Notice of Special Meeting and the enclosed proxy card on or about February __, 2005 to all stockholders entitled to vote. The record date for those entitled to vote is February __, 2005. On February __, 2005 there were 17,804,388 shares of our common stock outstanding. Stockholders are entitled to one vote for each share of common stock held as of the record date.

What Is The Time And Place Of The Special Meeting?

The Special Meeting will be held at USIP.com, Inc., 7325 Oswego Road, Liverpool, New York 13090, at 11:00 a.m., local time, on Friday, February __, 2005.

What is the Primary Purpose of the Meeting?

The primary purpose of the meeting is to consider and vote upon the proposal to merger Cornerstone into USIP. As part of the Merger Agreement between these two companies USIP agreed to take certain steps prior to the merger. Those steps include most of the other proposals being voted on at the meeting, including the following:

1.)	Sale of USIP’s subsidiaries.

2.)	A change of USIP’s name to Cornerstone Services Group, Inc.

3.)	The increase of the number of shares of common stock authorized.

4.)	The authorization of preferred stock.

5.)	A reverse stock split under which two shares of common stock of USIP will be traded for one share of common stock of USIP.

Who May Be Present At The Special Meeting And Who May Vote?

All holders of our common stock and other interested persons may attend the Special Meeting in person. However, only holders of our common stock of record as of February __, 2005 may cast their votes in person or by proxy at the Special Meeting.

Can I Change My Vote after Submitting My Proxy Card?

Yes. You can change your vote at any time before the meeting by submitting a revocation notice or a later-dated signed proxy card or by attending the meeting and voting in person.

Will I Have Dissenter’s Rights in Connection with the Merger and Sale of Assets?

Yes. If the merger is consummated and/or if the sale of assets is approved, USIP shareholders who have not consented to the merger or the sale of assets and who have taken the steps required to perfect their dissenters’ rights will have the right, to dissent to the merger and/or the sale of assets and obtain payment of the “fair value” of their shares of USIP. The provisions of Sections 16-10a-1302, et seq. of the Utah Revised Business Corporation Act govern the rights of USIP shareholders who desire to dissent from the merger or the sale of assets. If you choose to exercise dissenter’s rights, you will need to strictly comply with the requirements of Utah law. For a detailed discussion of dissenter’s rights in connection with the merger, please carefully review the Dissenter’s Rights Section on pages ______.

What Do I Need To Do Now?

Please sign, date and complete your proxy card and promptly return it in the enclosed, self addressed, prepaid envelope so that your shares can be represented at the Special Meeting.

Sale of Subsidiaries

What am I Voting on in Relation to the Sale of Subsidiaries?

You are being asked to vote to approve the sale of substantially all of our assets, consisting of the common stock of our Subsidiaries, Datone, Inc., NB Payphones, Ltd., and The Platinum Funding Corporation. The sale of assets must be approved by our shareholders. If we do not obtain shareholder approval of this proposal, we will not be able to consummate the sale of assets.

What will Fresca Pay in Exchange for the Common Stock of our Subsidiaries?

Fresca will assume approximately $874,176 in debts we currently owe to creditors.

How Many Votes are Required to Approve the Sale of Stock of the Subsidiaries?

Under our bylaws and applicable state law, the sale of the common stock of our subsidiaries as described in Proposal No. 1, requires the affirmative vote of a majority of all the votes entitled to be cast at the Special Meeting.

Merger with Cornerstone

What Am I Voting On In Relation To The Merger?

You are being asked to vote to approve a merger agreement (the “merger agreement”) between USIP.Com, Inc., a Utah corporation and Cornerstone Services Group, Inc., a Nevada corporation (“Cornerstone”), pursuant to which, among other things:

Cornerstone will be merged with and into USIP, resulting in Cornerstone ceasing to exist as a separate legal entity (the “merger”); and

•	We will issue shares of our common stock to the shareholders of Cornerstone in return for their Cornerstone shares.

The merger must be approved by our shareholders. If we do not obtain shareholder approval of this proposal, we will not be able to consummate the merger.

What Will Happen in the Merger?

In the merger, Cornerstone will be merged with and into us. We will be the surviving corporation and will continue our corporate existence under the laws of the State of Utah, and the separate existence of Cornerstone will cease.

What Will USIP Pay in Exchange for The Shares of Cornerstone Common Stock?

For each share of common stock owned by a Cornerstone shareholder they will receive one (1) share of the common stock of USIP. Assuming the reverse split is approved (Proposal No. 5) then USIP will have 8,902,194 shares of USIP common stock outstanding and Cornerstone will have 26,500,000 shares of its common stock outstanding at the time of the merger. Immediately following the merger the Cornerstone shareholders will own 26,500,000 shares of the common stock of USIP. At that time the shareholders of Cornerstone will own approximately 75% of the outstanding common stock of USIP and they will therefore control USIP. The current shareholders of USIP will then be in a minority position.

Will My Shares Change?

Prior to the merger the number of shares you own will be reduced by half, assuming that the reverse stock split contained in Proposal 6 is approved. As a result of the merger, you will own the same number of shares with the same rights as you do before the merger. The certificates representing the shares will be in Cornerstone Services Group, Inc. due to the change in name as provided for under the merger agreement.

Should I Send In My Stock Certificates Now?

No. After the merger is completed, we will send instructions on how to receive your new share certificate under the name of Cornerstone Services Group, Inc.

After the merger the shareholders of Cornerstone will control the Company and a new Board of Directors will be elected, consisting primarily of the current board of Cornerstone. Thereafter, the operations of the Company will be focused on the business of Cornerstone, as more fully described on page ___.

When Do You Expect The Merger To Be Completed?

We are working toward completing the merger as quickly as possible and we expect the merger to be completed shortly after the Special Meeting.

What Risks Should I Consider in Evaluating the Transactions?

You should consider the risks described under the heading “Risk Factors” beginning on page __.

What are the U.S. Income Tax Consequences of the Merger?

USIP and Cornerstone intend for the merger to qualify as a tax free “reorganization” under Section 368(a) of the Internal Revenue Code. If the merger qualifies as a tax-free reorganization, neither USIP shareholders nor Cornerstone shareholders will recognize any gain or loss for federal income tax purposes upon the exchange of shares of USIP common stock for shares of Cornerstone common stock, although Cornerstone shareholders will recognize taxable gain or loss with respect to any cash received, or upon exercise of dissenters’ rights. We urge you to consult your own tax advisor for a full understanding of the tax consequences of the merger to you.

How Many Votes are Required to Approve the Merger?

Under our articles of incorporation, Proposal 6 requires the affirmative vote of a majority of all the votes entitled to be cast at the special meeting.

Conclusion

Who Can Help Answer My Questions about the Transactions?

If you have additional questions about these transactions, you should contact Craig Burton by sending an email to cburton492@yahoo.com.

Does the Board of Directors Recommend Approval of the Transactions and the Other Proposals to be Considered at the Special Meeting?

Yes. After careful consideration, our Board of Directors by the unanimous vote of those present recommends that our shareholders vote FOR each of the matters presented in each of the Proposals.

What Should I Do Now?

You should read this proxy statement and vote by completing, signing and dating the proxy card and mailing it to USIP.Com, Inc., c/o Georgeson Communication Incorporated, 17 State Street, 28th Floor, New York, New York 10004; phone number: 212-805-7000; Attention: Joseph J. Passalaqua, Secretary in the enclosed return envelope as soon as possible. If you sign and send the proxy card and do not indicate how you want to vote, your shares will be voted for approval of all proposals submitted.

PROPOSAL NUMBER 1 TO APPROVE THE SALE OF THE COMMON STOCK OF THE
COMPANY’S SUBSIDIARIES, DATONE, INC., NB PAYPHONES, LTD. AND THE PLATINUM
FUNDING CORPORATION

THE COMPANIES

USIP.Com, Inc. and its history and business is described more specifically under Proposal Number 6.

Fresca Worldwide Trading Corporation (“Fresca”) is a corporation recently formed under the laws of the state of Nevada. It has no prior operating history and following the sale of the shares of the Subsidiaries it will be a holding company for those Subsidiaries.

THE SALE OF STOCK

BACKGROUND OF THE SALE OF STOCK

USIP is a holding company that carries on its business primarily through its subsidiaries Datone, Inc., NB Payphones, Ltd., and The Platinum Funding Corporation. On October 29, 2004 USIP entered into a Stock Purchase Agreement with Fresca Worldwide Trading Corporation, (“Fresca”) (the “Stock Purchase Agreement”) which provided that USIP would sell all the common stock of each of the subsidiaries to Fresca. This proposal presents the sale to the shareholders of USIP for their approval. The stock of the subsidiaries constitutes substantially all the assets of USIP, and therefore if the sale is approved USIP’s remaining assets will be nominal. The Stock Purchase Agreement is attached to this proxy statement as Exhibit E. You should read the Stock Purchase Agreement carefully. It is the agreement that governs the terms of the sale of stock.

The background of the Merger is described under that heading in Proposal Number 7. At the time USIP was negotiating the terms of the Merger with Cornerstone, it was agreed that The Management of Cornerstone did not want to retain the Subsidiaries following the merger. Accordingly, the issue was discussed by the Board of USIP. The Board ultimately approved the sale as part of the Merger Agreement dated May 24, 2004 and as subsequently amended. Following the approval by the Board, our president, Mr. Craig H. Burton, began to seek out purchasers for the Subsidiaries. Mr. Burton contacted Universal Communications, Inc. to determine their interest in buying the Assets of the Subsidiaries, but Universal’s offer of $100 per pay phone was too low and therefore unacceptable. In addition USIP contacted Seven Oceans, Inc., a manufacturer of pay phones, regarding the purchase of the pay phones owned by USIP’s Subsidiaries, but Seven Oceans declined to make an offer for the securities. Mr. Burton contacted Ms. Inna Sheveleva, president of Fresca in October of 2004. Mr. Burton was introduced to Ms. Sheveleva by Joseph P. Passalaqua, Secretary and Director of USIP. Ms. Sheveleva is the aunt of Mr. Passalaqua and she is an owner of Fresca. Ms. Sheveleva expressed interest in purchasing the Subsidiaries and through subsequent talks it was agreed that Fresca would purchase the Subsidiaries in return for the assumption of certain debts of USIP.

This proposal was presented to the Board of Directors of USIP and the Board approved the sale of the Subsidiaries to Fresca in return for Fresca’s assumption of all USIP debts that may exist at the time of closing less $100,000.00. It is anticipated that the debt to be assumed will be approximately $874,176. The primary factors considered by the Board in making its decision is its view that the debt to be assumed by Fresca exceeded the value of the stock of the Subsidiaries. The Board also considered the fact that the Merger Agreement provided that all telecommunications assets of USIP would be removed from USIP prior to the merger. The valuation of the Subsidiaries stock was based on the Board’s evaluation of the value of the underlying assets of USIP. No separate valuation opinion from a third party was sought. However, USIP did contact Seven Oceans, Inc., about brokering the sale of the USIP Subsidiaries. Seven Oceans ultimately declined to assist USIP, because it determined that USIP’s debt was too high to make a sale feasible.

On completion of the sale of the common stock of the Subsidiaries, USIP plans to seek a release from the debt to be assumed by Fresca. The creditor for the debt is the Lilly Beter Capital Group. Ms. Lilly Beter is an owner and officer of Lilly Beter Capital Group and she is a director of USIP. There is no current agreement for such release, and in the event that a release is not granted the Surviving Corporation would be secondarily liable for the debt.

Subsequently, on October 29, 2004 we entered into the Stock Purchase Agreement attached hereto as Exhibit E for the sale of all the outstanding shares of common stock of the Subsidiaries to Fresca.

Reasons for the Sale of Assets

The assets are being sold to fulfill the terms of the Merger Agreement, which provides that USIP will be exiting the telecommunications business. The timing of the merger and the rational for the merger transaction are set forth in detail in the discussion under Proposal Number 7.

Our Board of Directors has concluded that the stock purchase agreement and the sale of our Subsidiaries are fair to, and in the best interests of, USIP and its shareholders. THE USIP BOARD OF DIRECTORS, BY THE MAJORITY VOTE OF THE DIRECTORS PRESENT, HAS RECOMMENDED THAT SHAREHOLDERS OF USIP VOTE FOR THE PROPOSAL TO ADOPT AND APPROVE THE STOCK PURCHASE AGREEMENT AND THE SALE OF THE SUBSIDIARIES.

Regulatory Approvals Relating to the Merger

No federal or state regulatory approvals are required in order to consummate the sale of the subsidiaries.

Accounting Treatment

The proposed sale of the stock of the Subsidiaries will constitute the sale of substantially all of the Company’s assets, and it will be accounted for as a disposition of assets.

Material United States Federal Income Tax Consequences

The following describes the material United States federal income tax consequences of the proposed sale of substantially all of the Company’s assets through the sale of the stock in our Subsidiaries. The following discussion is based on current provisions of the Internal Revenue Code, existing, temporary and proposed Treasury regulations thereunder and current administrative rulings and court decisions. Future legislative, judicial or administrative actions or decisions, which may be retroactive in effect, may affect the accuracy of any statements in this summary with respect to the transactions entered into or contemplated prior to the effective date of those changes.

The proposed sale of the stock of our Subsidiaries will be a transaction taxable to the Company for United States federal income tax purposes. The Company will recognize taxable income equal to the amount realized on the sale in excess of the Company’s tax basis in the shares of stock sold. The amount realized on the sale will consist of the amount of related liabilities assumed by Fresca.

The Company’s shareholders will experience no federal income tax consequences as a result of the consummation of the proposed sale of the stock.

The Company files income tax returns in more than one state. Because state income tax laws do not necessarily follow federal law, and because state laws themselves differ, the state income tax consequences of the sale of the assets will vary state by state.

Dissenters’ Rights

If the sale of assets is consummated, USIP shareholders who have not consented to the sale will have the right to dissent to the sale of stock and obtain payment of the fair value of their shares of USIP common stock. The rights of USIP shareholders who desire to dissent from the sale of stock are set forth specifically with the heading “Dissenters Rights.” We refer you to that section and recommend that you read it carefully to protect your rights.

APPROVAL OF THE SALE OF ASSETS AND THE STOCK PURCHASE AGREEMENT

The stock purchase agreement provides that, subject to satisfaction of certain terms and conditions, the stock of our subsidiaries Datone, Inc., NB Payphones, Ltd., and The Platinum Funding Corporation will be sold to Fresca. The stock of the Subsidiaries will be transferred to Fresca at the Closing of the sale transaction, assuming this proposal is approved by the Shareholders of USIP. The following summarizes the terms of the Stock Purchase Agreement.

Representations and Warranties

We made customary representations and warranties in the Stock Purchase Agreement relating to various aspects of our ownership of the Subsidiaries and other matters, including, among other things:

•	We own good title to the common stock of the Subsidiaries

•	No litigation that would prevent the transaction

•	No brokers represented us in the transaction

•	The Subsidiaries were properly organized and in good standing

•	The capital structure of the Subsidiaries

•	Financial information and liabilities

Fresca made customary representations and warranties in the Stock Purchase Agreement relating to various aspects of its respective businesses, financial statements and other matters, including, among other things:

•	Authority to enter into the transaction

•	No broker represented Fresca

•	The transaction will not violate any law or contract

•	Fresca’s investment intent

Conditions Precedent
Conditions to the Obligations of Each Party

Our obligation to effect the sale of stock is subject to the satisfaction at or prior to the closing date of the following conditions:

•	The sale of the capital stock of our Subsidiaries shall be approved by our shareholders.

•	All representations and warranties shall be true and correct

•	Fresca shall have complied with all its covenants under the Stock Purchase Agreement

•	No action or suit shall be pending that will affect the transaction

Fresca’s obligations to effect the purchase of stock is subject to the following conditions, unless waived in writing by us:

•	The representations and warranties in the Stock Purchase Agreement shall be true and correct as of the Closing Date.

•	Cornerstone shall receive the resignations of our officers and directors

Actions Following Approval

Once the conditions to the sale of the subsidiaries are met a closing may be scheduled and at the closing the stock of the subsidiaries owned by USIP will be transferred to Fresca for the assumption of certain debts by Fresca. Thereafter all the books and records of the Subsidiaries will be transferred to Fresca.

Governing Law

The Stock Purchase Agreement is governed by and will be construed in accordance with the laws of the State of Utah, regardless of laws that may govern under applicable principles of conflicts of law.

Required Vote

The proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

The Board of Directors recommends a vote “FOR” the proposal to sell all the stock in our subsidiaries to Fresca in accordance with the terms of the Stock Purchase Agreement.

PROPOSAL NUMBER 2 TO APPROVE THE AMENDMENT OF OUR ARTICLES OF
INCORPORATION TO CHANGE THE PAR VALUE OF OUR COMMON STOCK

The Board of Directors of the Company has approved a proposal to our stockholders to amend our Articles of Incorporation to change the par value of our shares of common stock from $.01 par value per share to $.0001 par value per share.

The Board of Directors approved this proposal, because they believe that providing a par value of $.0001 per share for our common stock will reduce regulatory costs associated with statutes, regulations, taxes or fees, which are based upon our capitalization.

Each share of our common stock outstanding when the proposed Amendment becomes effective will be reclassified as a share with a par value of $.0001.

If the change in par value of our common stock is approved by our stockholders, the stated capital attributable to our outstanding common stock on our balance sheet will be decreased to reflect the new par value of such shares, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will remain unchanged. This change is intended to make the Company’s Articles of Incorporation consistent with Utah’s Revised Business Corporation Act, which has essentially eliminated capital surplus and stated capital as operative concepts. The par value reduction will not offset the rights of the shareholders, and USIP does not anticipate that the par value reduction by itself will have an effect on the market price or trading of the common shares.

Required Vote

This proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

The Board of Directors recommends a vote “FOR” the proposal to amend our Articles of Incorporation to change the par value of our common stock.

PROPOSAL NUMBER 3 TO APPROVE THE AMENDMENT TO OUR ARTICLES OF
INCORPORATION TO CHANGE OUR NAME

Our Board of Directors has approved a proposal to amend our Articles of Incorporation to change our name from “USIP.Com, Inc.”, to “Cornerstone Services Group, Inc.,” following a successful completion of the merger described in Proposal No. 7.

This proposal was approved in conjunction with the approval of the Merger described under the heading Proposal No. 7, and this proposal is a condition to that merger. In the event the merger is not effected the name change will not be implemented.

The Board of Directors has also approved the Merger described in Proposal No. 7 and they have recommended that the shareholders approve that merger. As a result of the Merger, if approved by our shareholders, we will be engaging in business activities unrelated to those that we engaged in immediately prior to the Merger. Our Board of Directors believes that the new name, “Cornerstone Services Group, Inc.”, will more accurately reflect our new business activities.

Required Vote

This proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

The Board of Directors recommends a vote “FOR” the proposal to amend our Articles of Incorporation to change our name.

PROPOSAL NUMBER 4 TO APPROVE THE AMENDMENT TO INCREASE AUTHORIZED
SHARES

General

Our Board of Directors has approved an amendment to the Company’s Articles of Incorporation which increases the total number of authorized shares from 25,000,000 common shares, with a par value of $.01 per share, to 250,000,000 common shares with a par value of $.0001 (the “Amendment”). As of October 25, 2004, there were 17,804,388 common shares outstanding and no preferred shares outstanding. Additional information concerning the capital structure of the Company before and after the proposed reverse stock split is provided in table form on page ______.

This proposal is a condition to the merger as described more specifically under Proposal No. 7. As such, if this proposal number 4 is not approved the merger may not be completed. This proposal to increase the number of authorized shares is not a condition of the merger and it will proceed if approved by the shareholders whether or not the merger is approved or completed.

Reason for the Amendment to Authorize Additional Common Shares

In order to effect the merger it will be necessary to issue 26,500,000 shares of common stock to the shareholders of Cornerstone. The Company currently has only 25,000,000 shares authorized and it has 17,804,388 shares outstanding. Accordingly, it will be necessary to authorize additional shares to effect the merger. In addition, additional authorized shares will facilitate future funding transactions, although no specific funding transactions are contemplated at this time.

In addition the Board of Directors, after discussions with the Board of Cornerstone, deems it advisable to increase the number of our authorized shares in order to provide us with increased flexibility in structuring possible future financings and acquisitions and in meeting other corporate needs which might arise. We have no current commitments or plans for the issuance of the common shares other than in connection with the proposed merger discussed elsewhere herein under Proposal No. 7. Neither the Board of Directors nor our management is aware of any specific effort to accumulate our securities or to obtain control over us by means of a merger, tender offer or solicitation of proxies, except with respect to our proposed merger with Cornerstone.

Approval of an increase in the authorized number of common shares generally empowers the directors of the Company to issue additional common shares without giving notice to the shareholders or obtaining their approval, except in certain circumstances, such as in connection with the adoption of certain employee benefit plans.

Anti take over Provisions

The proposal to increase the authorized number of common shares is not submitted in response to any accumulation of stock or threatened takeover. It is submitted, however, as part of the Company’s planning for the Merger described in Proposal 7. However, the increase in the number of authorized shares of common stock could, under certain circumstances, be construed as having an anti-takeover effect by, for example, diluting the stock ownership of shareholders and possibly making it more difficult to effect a change in the composition of the Board of Directors through the removal or addition of directors, or to accomplish a given transaction that may be in the shareholders’ interests. Further, the dilutive effect may limit the participation of shareholders in a merger or similar business combination, whether or not such transaction is favored by our management.

According to the Company’s Articles of Incorporation, the vote required to approve the proposed Amendment to increase the number of shares of common stock authorized is the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote. The Board of Directors recommends a vote FOR this proposal Number 4.

PROPOSAL NUMBER 5 TO APPROVE THE AMENDMENT TO AUTHORIZE PREFERRED
SHARES

Our Board of Directors has approved an amendment to the Company’s Articles of Incorporation, which authorized 250,000,000 undesignated preferred shares with a par value of $.0001 per share. This proposal is a condition to the merger as described more specifically under Proposal No. 7. As such, if the proposal is not approved the merger may not be completed.

Reasons for the Amendment to Authorize Preferred Shares

The proposed amendment would authorize the Board of Directors, without any further stockholder action (unless such action is required in a specific case by applicable laws or regulations or by applicable rules of a trading market or stock exchange), to issue from time to time shares of Preferred Stock in one or more series, to determine the number of shares to be included in any series and to fix the designation, voting power, other powers, preferences and rights of the shares of each series and any qualifications, limitations or restrictions of the series.

The Company’s existing Articles of Incorporation authorize 25,000,000 common shares, with a par value of $.01, and do not permit the Board to establish other classes of stock. The proposed Amendment increases the total number of shares the Company is authorized to issue to 500,000,000 shares. Out of the 500,000,000 shares, the proposed Amendment provides for 250,000,000 undesignated preferred shares which the Board may, by resolution adopted and filed with the Utah Secretary of State in the manner provided by law, authorize one or more classes or series and fix the relative rights and preferences of each such class or series. These shares will be available for issuance by the Board at such time and for such purposes as the Board may deem advisable without further action by the shareholders, except as may be required by law or regulatory authorities.

The amendment would authorize the Board of Directors, from time to time, to divide the Preferred Stock into series, to designate each series, and to determine for each series its respective rights and preferences.

Any series of Preferred Stock could, as determined by our Board of Directors at the time of issuance, rank, with respect to dividends, voting rights, redemption and liquidation rights, senior to the company’s common stock.

In the Board of Directors’ opinion, the primary reason for authorizing the Preferred Stock is to provide flexibility for the Company’s capital structure. The Board of Directors believes that this flexibility is necessary to enable it to tailor the specific terms of a series of Preferred Stock that may be issued to meet market conditions and financing opportunities as they arise, without the expense and delay that would be entailed in calling a stockholders meeting to approve the specific terms of any series of Preferred Stock.

The Preferred Stock may be used by the Company for any proper corporate purpose. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in our business and operations. Other purposes could include issuances in connection with the acquisition of other businesses or properties. USIP and it management have no specific plans for the issuance of preferred shares at this time.

Effects of Authorization of Preferred Shares

It is not possible to state the precise effects of the authorization of the Preferred Stock upon the rights of the holders of our common stock until the Board of Directors determines the respective preferences, limitations, and relative rights of the holders of the class as a whole or of any series of the Preferred Stock. Such effects might include:

i.	reduction of the amount that otherwise might be available for the payment of dividends on common stock to the extent dividends are payable on any issued Preferred Stock;

ii.	restrictions on dividends on the common stock;

iii.	rights of any series or the class of Preferred Stock to vote separately, or to vote with the common stock;

iv.	conversion of the Preferred Stock into common stock at such prices as the Board of Directors determines, which could include issuance at below the fair market value or original issue price of the common stock, diluting the book value or per share value of the outstanding Common Stock; and

v.	the holders of common stock not being entitled to shares in the Company’s assets upon liquidation until satisfaction of any liquidation preference granted to holders of the Preferred Stock.

Votes Required

According to the Company’s Articles of Incorporation, the vote required to approve the proposed Amendment to authorize the Company to issue preferred stock is the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote. The Board of Directors recommends a vote FOR this Proposal No. 4.

PROPOSAL NUMBER 6 TO APPROVE A PLAN OF RECAPITALIZATION AND TO AMEND
THE COMPANY’S ARTICLES OF INCORPORATION TO PROVIDE FOR A REVERSE STOCK
SPLIT

INTRODUCTION

Our Board of Directors has unanimously approved a proposal to amend our Amended and Restated Articles of Incorporation to effect a plan of recapitalization that would provide for a one-for-two (1-for-2) reverse stock split of our common stock subject to the approval of such action by the shareholders. A copy of the resolution of the Proposed Amended and Restated Articles of Incorporation is attached hereto as Exhibit B and a copy of the Plan of Recapitalization is attached hereto as Exhibit A. At the Special Meeting, our shareholders will consider and vote on the proposal to authorize the reverse split. We are now submitting the proposal to you, the shareholders, for approval. The proposed reverse stock split will take effect, if at all, after it is approved by you and after we file a Certificate of Amendment to our Amended and Restated Articles of Incorporation with the Secretary of State of the State of Utah. We expect that, if the proposal is approved by you, the Certificate of Amendment will be filed promptly. However, our Board of Directors may elect not to file, or to delay the filing of, the Certificate of Amendment if they determine that filing the Certificate of Amendment would not be in the best interest of our shareholders.

If the plan of recapitalization and reverse stock split is approved by the shareholders and implemented by the Board of Directors, each two shares of our outstanding common stock on the effective date (the “Old Common Stock”) of the reverse stock split (the “Effective Date”) will be automatically changed into and will become one share of our New Common Stock (the “New Common Stock”). Any resulting fractional shares will not be issued. Shareholders entitled to receive a fractional share as a result of the reverse split will instead receive from the Company a whole share of common stock. The reverse stock split will not change the current per share par value of our common stock or change the current number of our authorized shares of common stock, however, those characteristics may be changed by the vote of our shareholders on Proposals 2 and 4 at the Special Meeting. The effective date of the reverse stock split will be the date the articles of amendment are accepted for filing by the Utah Secretary of State, provided in any event that the effective date will be prior to the date of the merger described in Proposal Number 7, if any. Following the reverse stock split, we will have 8,902,194 shares of our common stock outstanding, assuming there is no further issuance of our common shares prior to the Effective Date.

We currently have no outstanding options to purchase our common stock. Accordingly, the proposed reverse stock split will not have any effect on options.

This proposal is a condition to the merger as described more specifically under Proposal Number 7. As such, if the proposal is not approved the merger may not be completed. This recapitalization is not a condition of the merger and it will proceed if approved whether or not the merger is approved or completed.

REASONS FOR THE REVERSE STOCK SPLIT

Our Board of Directors has reviewed our current business and financial performance and the recent trading range of our common stock. Based on that review the Board then determined that a reverse stock split was desirable in order to achieve the following benefits, each of which is described below in more detail:

•	encourage greater investor interest in the Company’s common stock by making the stock price more attractive to the many investors who refrain from investing in lower-priced stocks; and

•	reduce trading fees and commissions incurred by shareholders, since these costs are based to some extent on the number of shares traded.

ENCOURAGE GREATER INVESTOR INTEREST IN THE COMPANY’S COMMON STOCK

The Board of Directors believes that the reverse stock split will encourage greater interest in our common stock by the investment community. The Board of Directors believes that the current market price of our common stock may impair its acceptability to institutional investors, professional investors and other members of the investing public. Many institutional and other investors look upon stock trading at low prices as unduly speculative in nature and, as a matter of policy, avoid investing in such stocks. Further, various brokerage house policies and practices tend to discourage individual brokers from dealing in low-priced stocks. If effected, the reverse stock split would reduce the number of outstanding shares of our common stock, and the Board of Directors anticipates that the trading price of our common stock would increase. The Board of Directors believes that raising the trading price of our common stock will increase the attractiveness of the common stock to the investment community and possibly promote greater liquidity for the Company’s existing shareholders.

REDUCE TRADING FEES AND COMMISSIONS INCURRED BY SHAREHOLDERS

Because broker commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock, in the absence of the reverse stock split, may continue to result in individual shareholders paying transaction costs (commissions, markups or markdowns) which are a higher percentage of their total share value than would be the case if the stock price was substantially higher. This factor may further limit the willingness of institutions to purchase our common stock at its current market price. In addition, the reverse stock split could result in more shareholders holding odd lots of shares. Trading in odd lots generally increases brokerage fees for such trades, and therefore the reverse stock split could have the effect of increased brokerage fees.

Our Board of Directors also took into consideration a number of negative factors associated with reverse stock splits, such as the negative perception of reverse stock splits held by many investors, analysts and other stock market participants. For example, in recent years many companies whose shares are listed on national stock exchanges have implemented reverse splits in order to increase their per share trading price and therefore continuing their listing, to avoid classification as a penny stock, or to simply make their stock more attractive to institutional investors. As a result some participants in the market may view a reverse stock split in a negative light. This perception could reduce the demand for the shares and thereby reduce the value of the shares held by the shareholders. The Board, however, determined that these negative factors were outweighed by the intended benefits described above.

There can be no assurance that the reverse stock split will result in the benefits described above. Specifically, there can be no assurance that the market price of our common stock immediately after the effective date of the proposed reversed stock split would be maintained for any period of time or that such market price would approximate twice the market price of our common stock before the reverse stock split. There can also be no assurance that the reverse stock split will not further adversely impact the market price of our common stock.

Penny Stock Status

                Our common stock currently trades for less than $5.00 per share and therefore it is considered a “penny stock” under the rules and the regulations of the Securities Act of 1933. The regulatory requirements relating to penny stocks generally requires market makers to provide additional disclosure to buyers at the time of purchase. This process can effectively reduce the liquidity of Penny Stocks. In addition, higher fees are generally charged by broker-dealers in connection with the purchase and sale of penny stocks. Despite the reverse stock split management expects our common stock to retain its classification as a penny stock immediately following the reverse stock split and the other transactions discussed herein, assuming the approval of all proposals presented at the meeting.

SHARE CERTIFICATES AND FRACTIONAL SHARES

The reverse split will occur on the filing of the Articles of Amendment with the Utah Secretary of State without any further action on the part of our shareholders and without regard to the date or dates on which certificates representing shares of old common stock are actually surrendered by each holder thereof for certificates representing the number of shares of the New Common Stock that the shareholder is entitled to receive as a consequence of the reverse split. On the effective date of the amendment, the certificates held by the shareholders will be deemed to represent one share of New Common Stock for each two shares of old common stock indicated on such certificate. As described more fully in the paragraph below under the heading Exchange of Stock Certificates, certificates representing shares of New Common Stock will be issued in due course as old certificates are tendered for exchange or transferred to the transfer agent.

FRACTIONAL SHARES

No fractional shares of common stock will be issued as a result of the reverse stock split. In lieu of receiving fractional shares, all such fractions shall be rounded up so that you will receive one whole share for each fractional share to which you would otherwise be entitled.

EXCHANGE OF STOCK CERTIFICATES

If the shareholders approve the proposed reverse stock split, we will instruct our corporate secretary and transfer agent to begin implementing the exchange of certificates representing outstanding common stock, in coordination with the exchange of certificates in connection with the merger as more specifically described in Proposal Number 7. As soon as practicable after the effectiveness of the proposed amendment, holders of our common stock will be notified and requested to surrender their certificates representing shares of common stock to our corporate secretary and transfer agent in exchange for certificates representing Old Common Stock. Beginning on the date the proposed amendment becomes effective, each certificate representing shares of our New Common Stock will be deemed for all corporate purposes to evidence ownership of as many shares of Old Common Stock after applying the split and otherwise making adjustments for fractional shares described above. Until surrendered to the Transfer Agent, old certificates retained by shareholders will be deemed for all purposes including voting and payment of dividends, if any, to represent the number of whole shares of New Common Stock to which its shareholders are entitled as a result of the reverse split.

Shareholders should not send their old certificates to the transfer agent until after the transfer date. Shares of Old Common Stock surrendered after the effective date will be replaced by certificates representing shares of New Common Stock as soon as practicable after the surrender. No service charge will be paid by existing shareholders for the exchange of the shares and the Company will pay all expenses of the exchange and issuance of new certificates.

The following table provides additional information regarding the common stock of the Company before and after the reverse stock split:

	Reverse Stock Split

	Before	After

Number of Shares Issued and Outstanding	17,804,388	8,902,194
Number of shares reserved for issuance for a specific purpose	0	0
Number of shares that will be issued and Outstanding assuming all proposals are consummated	70,804,388	35,402,194
Number of shares that will be reserved for issuance if all Proposals are consummated	0	0
Number of authorized but unissued and unreserved shares if all the other proposals contained herein are consummated	179,195,612	214,597,806

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT

The following description of the material federal income tax consequences of the reverse stock split is based upon the Internal Revenue Code, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices all as in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below, possibly with retroactive effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse stock split. This discussion is for general information only and does not consider consequences which may apply to special classes of taxpayers (for example, foreign persons, dealers in securities, tax-exempt organizations, broker-dealers or insurance companies) and does not discuss the tax consequences under the laws of any foreign, state or local jurisdictions. Shareholders are urged to consult their own tax advisors to determine the particular tax consequences to them.

The Company believes that because the reverse stock split is not part of a plan to increase any shareholder’s proportionate interest in the Company’s assets or earnings and profits, the reverse stock split will likely have the following federal income tax effects: Shareholders who receive New Common Stock solely in exchange for their Old Common Stock will not recognize gain or loss on the exchange. Consequently, the holding period of shares of New Common Stock will include your holding period for the shares of Old Common Stock, provided that the shares of common stock are held by you as a capital asset at the time of the exchange. In addition, your aggregate basis of the New Common Stock will be the same as your aggregate basis of the shares of Old Common Stock exchanged.

YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR ABOUT THE TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICATION OF ANY STATE, LOCAL OR FOREIGN TAX LAW.

NO DISSENTER’S RIGHTS

Under Utah law, you are not entitled to dissenter’s rights of appraisal with respect to the amendment of the articles of incorporation and the reverse stock split.

AMENDMENT TO THE ARTICLES OF INCORPORATION

The Articles of Incorporation of the Company will be amended and restated, and Article III as set forth in its Amended and Restated Articles of Incorporation attached as Exhibit B will be added to affect the Reverse Split. At the effective date, without further action on the part of the Company or the holders, each share of common stock will be converted into one half (1/2) of a share of common stock. The Amended and Restated Articles of Incorporation will be filed with the Secretary of State of Utah and will become effective on the date of the filing.

RECOMMENDATION OF THE BOARD OF DIRECTORS

For the above reasons, we believe that the reverse stock split is in our best interests and in the best interests of our shareholders. There can be no guarantee, however, that the market price of our common stock after the reverse stock split will be equal to the market price before the reverse stock split multiplied by the split number, or that the market price following the reverse stock split will either exceed or remain in excess of the current market price.

PROPOSAL NUMBER 7 TO APPROVE A MERGER AGREEMENT AND THE MERGER OF
CORNERSTONE SERVICES GROUP, INC. WITH AND INTO USIP.COM, INC.

THE COMPANIES

GENERAL OVERVIEW

USIP.Com, Inc. (“USIP,” the “Company,” “we,” “our” or “us”) was incorporated under the laws of the State of Utah on April 6, 1978 as Derby Farms, Inc. On January 19, 1982 our Articles of Incorporation were amended and the name of our company was changed to Commerce Oil of Kentucky, Inc.

On February 4, 2000 we amended our Articles of Incorporation and changed our name to USIP.Com, Inc.

The Company is in the business of owning, operating and marketing pay phones. As of December 31, 2003 we owned and operated approximately 567 payphones in two states, and as of December 31, 2002 we owned and operated approximately 681 payphones in three states.

SMART PAYPHONE TECHNOLOGY.

Our payphones utilize “smart” technology which provides voice synthesized calling instructions, detects and counts coins deposited during each call, informs the caller at certain intervals of the time remaining on each call, identifies the need for and the amount of an additional deposit in order to continue the call, and provides other functions associated with the completion of calls. Through the use of a non-volatile, electronically erasable, programmable memory chip, the payphones can also be programmed and reprogrammed from our central computer facilities to update rate information or to direct different types of calls to particular carriers. Our payphones can also distinguish coins by size and weight, report to our central host computer the total amount of coins in the coin box, perform self-diagnosis and automatically report problems to a pre-programmed service number.

CUSTOMER SERVICE.

The technology we use enables us to (i) respond quickly to equipment malfunctions and (ii) maintain accurate records of payphone activity, which can be verified by customers. We strive to minimize “downtime” on our payphones by identifying service problems as quickly as possible. We employ both advanced telecommunications technology and trained field technicians as part of our commitment to provide superior customer service. The records generated through our technology also allow for the more timely and accurate payment of commissions to the owners of the property where our phones are located (“Location Owners”).

COIN CALLS

Our payphones generate coin revenues primarily from local calls. Historically, the maximum rate that LECs and IPPs could charge for local calls was generally set by state regulatory authorities and in most cases was $0.25 through October 6, 1997. We charge $0.25, $0.35, and $0.50 in New York, and $0.35, and $0.50 in Pennsylvania. In ensuring “fair compensation” for all calls, the FCC determined that local coin rates from payphones should be generally deregulated by October 7, 1997, but provided for possible modifications or exemptions from deregulation upon a detailed demonstration by an individual state that there are market failures within the state that would not allow market-based rates to develop.

On July 1, 1997, a federal court issued an order that upheld the FCC’s authority to deregulate local coin call rates. In accordance with the FCC’s ruling and the court order, certain RBOCs, LECs and IPPs, including our Company, began to increase rates for local coin calls from $0.25 to $0.35 after October 7, 1997.

Long distance carriers that have contracted to provide transmission services to our payphones typically carry long distance coin calls. We pay a charge to the long-distance carrier each time the carrier transports a long-distance call for which we receive coin revenue from an end user.

NON-COIN CALLS

We also receive revenue from non-coin calls made from our payphones. Traditional non-coin calls include credit card, calling card, prepaid calling card, collect and third party billed calls where the caller dials “0” plus the number or simply dials “0” for an operator.

The services needed to complete a non-coin call include providing an automated or live operator to answer the call, verifying billing information, validating calling cards and credit cards, routing and transmitting the call to its destination, monitoring the call’s duration and determining the charge for the call, and billing and collecting the applicable charge. We have contracted with operator service providers to handle these calls and perform all associated functions, while paying us a commission on the revenues generated.

SERVICE AND MAINTENANCE

We employ field service technicians, who collect coin boxes, and clean and maintain a route of payphones. Our technicians also respond to trouble calls made by Location Owners, by users of payphones or by the telephone itself as part of its internal diagnostic procedures. Some of our technicians are also responsible for the installation of new payphones.

CUSTOMERS, SALES AND MARKETING

The Location Owners with whom we contract are a diverse group of small and medium sized businesses, which are frequented by individuals needing payphone access. The majority of our payphones are located at convenience stores, truck stops, service stations, grocery stores, colleges and hospitals. As of December 31, 2003 our payphone accounts of 20 or more payphones represented approximately 5% of our installed payphone base. Approximately 70% of our customers are a result of acquisitions from (ITOC’s), Independent Telephone Operating Companies.

Before we install a phone, we search for, and utilize historical revenue information about each payphone location. In locations where historical revenue information is not available, we rely on our site survey to examine geographic factors, population density, traffic patterns and other factors in determining whether to install a payphone. We recognize, however, that recent changes in payphone traffic volumes and usage patterns being experienced on an industry-wide basis warrant a continued assessment of the location deployment of our payphones.

Our location agreements may provide for revenue sharing with the applicable location owners based on fixed percentages of revenues. Our agreements also provide for monthly billing for payphone service. We can terminate a location agreement on 30 days’ notice to the Location Owner if the payphone does not generate sufficient revenue.

SERVICE AND EQUIPMENT SUPPLIERS

Our primary suppliers provide payphone components, local line access, long-distance transmission and operator services. To promote acceptance by end users accustomed to using RBOC or LEC-owned payphone equipment, we utilize payphones designed to be similar in appearance and operation to payphones owned by LECs.

We purchase circuit boards from various manufacturers for repair and installation of our payphones. We primarily obtain local line access from various LECs, including Verizon, Citizens Communications and various other incumbent and competitive suppliers of local line access. New sources of local line access are expected to emerge as competition continues to develop in local service markets. Long-distance services are provided to our company by various long-distance and operator service providers, including AT&T, Qwest, ILD Telecommunications, Inc., and others.

We expect the basic availability of such products and services to continue in the future; however, the continuing availability of alternative sources cannot be assured. Although we are not aware of any current circumstances that would require us to seek alternative suppliers for any material portion of the products or services used in the operation of our business, transition from our existing suppliers, if necessary, could have a disruptive effect on our operations and could give rise to unforeseen delays and/or expenses.

ASSEMBLY AND REPAIR OF PAYPHONES

We assemble and repair payphone equipment for our use. The assembly of payphone equipment provides us with technical expertise used in the operation, service, maintenance and repair of our payphones. We assemble, refurbish or replace payphones from standard payphone components either obtained from our inventory or purchased from component manufacturers. These components include a metal case, an integrated circuit board incorporating a microprocessor, a handset and cord, and a coin box and lock. On the occasion when components are not available from inventory, we can purchase the components from several suppliers. We do not believe that the loss of any single supplier would have a material adverse effect on our assembly operations.

Our payphones comply with all material regulatory requirements regarding the performance and quality of payphone equipment and have all of the operating characteristics required by the applicable regulatory authorities, including free access to local emergency (911) telephone numbers, dial-around access to all available carriers, and automatic coin return capability for incomplete calls.

TECHNOLOGY

The payphone equipment we install makes use of microprocessors to provide voice synthesized calling instructions, detect and count coin deposits during each call, inform the caller at certain intervals of the time remaining on each call, identify the need for and the amount of any additional deposits required and other functions associated with completion of calls. Through the use of non-volatile, electronically erasable, programmable read-only memory chips, our payphones can also be programmed and reprogrammed from our central computer facilities to update rate information or to direct different kinds of calls to particular carriers.

Our payphones can distinguish coins by size and weight, report to a remote location the total coins in the coin box, perform self-diagnosis and automatically report problems to a pre-programmed service number, and immediately report attempts at vandalism or theft. Many of our payphones operate on power available from the telephone lines, thereby avoiding the need for and reliance upon an additional power source at the installation location.

We provide all technical support required to operate the payphones, such as computers and software and hardware specialists, at our office in Liverpool New York. Our assembly and repair support operations provide materials, equipment, spare parts and accessories to the field. Each of our division offices and each of our technician’s vehicles maintain inventories for immediate deployment in the field.

OUR EMPLOYEES

We currently have five full time employees. We may, from time to time, supplement our regular work force as necessary with temporary and contract personnel. None of our employees are represented by a labor union. We believe we have a good relationship with our employees.

Cornerstone Services Group, Inc.

Cornerstone Services Group, Inc. (“Cornerstone”) is a Nevada corporation. Cornerstone’s executive offices are located in Houston, Texas. Cornerstone provides pharmaceutical and other services, primarily to the Senior or Aged population. Diversacare, Inc., a wholly owned subsidiary of Cornerstone, is a long-term care pharmaceutical services company, which provides such services to long-term care and skilled-nursing facilities. Substantially all of Cornerstone’s operations are conducted through Diversacare. Diversacare is composed of the businesses of CarePharm, Inc. and LaPorte Apothecary, Inc., which were previously acquired by Cornerstone. The prior historical financial statements of CarePharm, Inc., LaPorte Apothecary, Inc. are included in Cornerstone’s financial statements attached hereto.

Diversacare positions itself as an urban market provider and is seeking to acquire pharmacies inside highly populated urban districts in the U.S. In addition, it specifically targets inner-city areas with high concentrations of minority populations.

The majority of the Company’s competitors are local retail pharmacies that provide medications and other over-the-counter products to the walk-in, neighborhood, and retail customer. These pharmacies are often not equipped to respond to the need of long-term care facilities. Diversacare has found that its ability to provide high-quality, value-added services combined with its unit-dose dispensing system has given it a competitive advantage.

The average resident of a long-term care or skilled nursing facility is typically beyond 70 years old, requiring between six and ten different medications at any one time – often more. This growing sector of America’s population is often frail and, because of fragmented, inconsistent information, are unaware of available resources. With monthly drug cost averages over $500 per month, many times rising beyond $1,000 per month, these senior citizens face the daunting task of accessing dependable, high-quality drug care.

Congress has created a number of specialized Medicaid and Medicare programs to assist seniors with their prescription drug cost. It is currently considering the implementation of even broader Medicare programs focused on assisting long-term and skilled-care facilities with providing prescription medications to their patients. In order to remain competitive, Diversacare focuses on these developments and it fine tunes its billing practices and business strategies to optimize its earnings from these programs.

Diversacare distinguishes itself from its competition by directly marketing to and servicing the elderly with accurate prescription medications while providing long-term care facilities, the elderly, and caregivers with consulting and education services related to medications and dispensing. The majority of its revenue comes from servicing long-term care facilities as contract customers. Of these long-term care facilities, nursing homes and assisted living facilities are its primary market; however, hospices, senior home health care, and other alternate senior care facilities can be contracted.

The specialized services that Diversacare provides reflect the needs of its patients, their caregivers, and the long-term care facilities with whom it works. While going beyond the services provided by most independent retail pharmacies, chain pharmacies, and/or pharmacy benefit managers. The Company’s operation has exploited this niche by directly marketing to and servicing long-term and skilled nursing care facilities and by employing experienced and specially trained pharmacists with a working knowledge of prescription drugs and their relationship to specific health concerns for the elderly.

Diversacare addresses the needs of the Senior market by providing:

•	Round-the-clock deliveries, seven days a week in case of emergencies;

•	Specialized packaging that reduces medication errors;

•	Clinical consultations to help physicians manage complicated drug regimens;

•	Intravenous and infusion therapy services; and

•	Drug formularies designed specifically to meet the complex pharmaceutical needs of the elderly.

The Company plans to provide its clients access to value-added, new technology. It is expected that these technologies will be a differentiator for the Company and create additional opportunities for revenue-producing services, such as:

Internet Enabled On-Line Pharmacy/E-Commerce Solutions  – Prescription ordering, delivery scheduling and prescription history can be taken or viewed over the Internet. This allows long-term care facilities, doctors, patients, and especially responsible party caregivers, to have more control of their costs and greater access to information. Access to the Company’s On-Line Pharmacy web site not only provides the long-term care facility staff easy access to patient treatment information, it also serves as an added, no-cost service that they can market to their clients.

Internet Enabled On-Line Medication & Treatment Information  – Seniors’ medications can change abruptly with a change in their condition. Responsible party caregivers are constantly seeking information about new drugs, drug interactions, and new drug treatment procedures. Access to the Company’s web site and its links make this information readily available to long-term care facility staff and caregivers providing another added-value benefit to its service offerings.

Diversacare enters a new market, seeking the retail market-leaders within the targeted trade area. It then buys one or more of these profitable retail pharmacies based upon the population of long-term care facilities in that area. Thereafter the Company establishes and trains a pharmacist/technician as a long-term care marketer, selling to long-term care facilities from within the market. As the Company obtains a saturation of long-term care clientele at a level that can sustain a certain minimum revenue-base, it creates a separate long-term care pharmacy to specialize in servicing these facilities.

Diversacare markets to an urban, inner-city clientele and seeks to acquire pharmacies inside of these highly populated urban districts. In addition, it specifically targets inner-city areas with high concentrations of minority populations. These populations typically have high concentrations of seniors that utilize Medicaid and Medicare reimbursement programs. The Company’s primary targeted urban markets have more than a 20% concentration of African-Americans. These markets are often overlooked when it comes to providing high-quality drug education programs, dispensing options, and delivery or emergency services.

Cornerstone has assembled an experienced management team that has both breadth and depth of experience in long-term care pharmacy operations, healthcare delivery mechanisms, and start-up operations. The team has several decades of collective experience in operations, marketing, finance, IT and education.

Cornerstone has begun the implementation of its business strategy by purchasing 6 pharmacies in Houston under its Diversacare subsidiary. Currently the Company is operating four of those pharmacies. In addition, the Company has identified and begun discussions with other pharmacy acquisition targets that meet its acquisition criteria. These pharmacies are located in Houston, Dallas, and the South Texas area. The Company has also identified 34 additional target markets in the U.S. which it believes would have the characteristics which Cornerstone is seeking.

Cornerstone currently has 32 shareholders.

As a result of the merger the Surviving Company will acquire the assets of Cornerstone and will be subject to Cornerstone’s debts on a consolidated basis. As of September __, 2004 Cornerstone’s total assets were $1,354,000 and its total liabilities were $3,443,000, with long term liabilities making up $approximately $544,000 of that total. (See financial statements.) The long term debt is composed of $144,000 representing debts to various financial institutions and $400,000 in notes payable to related parties. These debts will survive the closing of the merger, assuming this proposal is approved, and such debts will become the liability of the Surviving Company.

THE MERGER

BACKGROUND ON THE MERGER

                The payphone business and related services has been in a steady decline over the past few years, primarily due to the increasing popularity of cellular phones in the United States. As a result our expenses have historically exceeded our revenues and we have had losses in all fiscal years of operation, including those in fiscal years 2002 through 2003 and the losses are projected to continue in 2004. This trend has caused us to experience negative cash flows, and incur significant debt. In order to address this issue in 2002 we began actively pursuing potential business combinations, corporate acquisition opportunities, alliances and other strategic transactions as a significant part of our business strategy in an effort to diversify or change our business plan.

                Throughout the second half of 2002, Mr. Craig H. Burton, our President, was actively pursuing potential business combinations; corporate acquisition opportunities, alliances and other strategic transactions in an effort to solve our financial dilemma. USIP had numerous conversations with other companies, firms, individuals and with Lilly Beter Capital Group, Ltd., who is our advisor on business and financial matters. The President of Lilly Beter Capital Group, Inc., Ms. Lilly Beter, was made a director of USIP in December 2003, and she will remain a director of the Surviving Company on a post-merger basis. (See Directors and Executive Officers.)

                During this same time period Cornerstone retained Lilly Beter Capital Group and at that time Cornerstone deposited a $200,000 non-refundable commitment fee with Lilly Beter Capital Group. The agreement provides that Lilly Beter Capital Group will, during a period of two years, arrange a merger or acquisition with a public company. Under the terms of this agreement, the funds deposited shall be used to fund certain expenses related to the merger/acquisition transaction and a proposed debt offering. In addition, Lilly Beter Capital Group has agreed to introduce Cornerstone to various capital raising sources needs to proceed with a proposed future bond issue in accordance with certain conditions as defined under the Agreement. During the second half of 2002 Mr. Maurice Stone of Cornerstone Services Group, Inc. (Cornerstone) and Lilly Beter Capital Group, Ltd, were discussing possible partnerships and/or funding alternatives for Cornerstone. Mr. Stone also expressed his interest in seeking out strategic partners to develop Cornerstone’s pharmacy business and was also interested in discussing whether Lilly Beter Capital Group, Ltd. would be interested in providing a debt funding or a minority investment in Cornerstone Services Group, Inc.

                During these simultaneous and separate discussions with both companies the subject was broached by Lilly Beter Capital Group, Ltd. regarding the potential for a USIP and Cornerstone partnership.

                In the 3rd Quarter of 2002, Mr. Burton, was contacted by Mr. Stone of Cornerstone. Mr. Stone discussed the possible benefits to both companies of some type of partnership between the two companies. At that time Mr. Burton asked Mr. Stone to discuss this matter with Lilly Beter Capital Group, Ltd., USIP’s financial adviser to formulate a proposal for a business partnership that would be beneficial to both companies.

                On September 24, 2002, Mr. Burton met with representatives of Lilly Beter Capital Group, Ltd. in Boca Raton and had in-depth discussions regarding potential forms of partnerships with Cornerstone Services Group, Inc. Various alternative relationships were discussed and Mr. Burton directed Lilly Beter Capital Group, Ltd to continue working with Cornerstone to formulate a proposal to present to our Board of Directors.

                Throughout the remainder of 2002 and into the first quarter of 2003, Mr. Stone, Mr. Burton and representatives of Lilly Beter Capital Group, Ltd had telephone and in-person conferences, at the offices of Cornerstone Services Group in Houston, Texas, and /or Lilly Beter Capital Group, Ltd. in Boca Raton, Florida, and/or our offices in Liverpool, New York regarding the potential partnership between USIP and Cornerstone. During these discussions, Lilly Beter Capital Group representatives met with Mr. Stone and all of the various directors and officers of Cornerstone. During these meetings, Mr. Stone presented to Lilly Beter Capital Group’s representatives an overview of Cornerstone’s business and prospects. Lilly Beter Capital Group’s representatives also provided insights into the business of USIP and the business of Lilly Beter Capital Group, Ltd. In addition, the parties discussed their opinions of current and future market needs and trends.

                On July 31, 2003 Cornerstone’s Board unanimously voted to enter into a transaction to formalize the relationship and negotiate a merger transaction with USIP.

                On May 19, 2004 representatives of Lilly Beter Capital Group, Ltd met with the Board of Directors of USIP and explained the advantages and disadvantages of different business relationships with Cornerstone. The Lilly Beter Capital Group discussed the structure and ramifications of an acquisition between USIP and Cornerstone. The Lilly Beter Capital Group also discussed various partnerships or joint venture relationships between the companies. Ultimately it was decided that a merger would be the best alternative in view of the fact that USIP’s future business opportunities in the pay telephone business seemed limited. The Board discussed these various alternatives at length, and Ms. Lilly Beter participated in that discussion and considered the ramifications of the various business relationships. Ultimately the Board decided that the best alternative was a merger with Cornerstone. The Board then voted to approve such a merger.

                Subsequently on May 24, 2004 USIP entered into an Agreement and Plan of Merger with Cornerstone, which is attached hereto as Exhibit C.

                Since the signing of the Merger Agreement both USIP and Cornerstone have been working to prepare for the merger.

This merger proposal is conditioned on Proposal No. 1, the sale of the Company’s subsidiaries, Proposal No. 3 the change of the name of the Surviving Corporation, Proposal No. 4 to authorize additional shares of common stock, Proposal No. 5 to authorize preferred shares, and Proposal No. 6 to approve a reverse stock split. If all of these proposals are not approved the merger may not proceed. In the event the merger is not approved the foregoing proposals will not be affected, however, in that event Proposal No. 2 to change the name of the Company will not be implemented.

Reasons for the Merger and Factors Relevant to the Merger

In approving the merger and merger agreement and recommending that our shareholders approve the merger and approve and adopt the merger agreement, our Board of Directors consulted with our management team and advisors and independently considered the merger agreement and the transactions contemplated by such agreement.

In particular, our Board of Directors identified the following facts relating to its analysis that the merger will be beneficial to us and to our shareholders rather than continuing operations as a stand–alone business:

•	the fact that we are currently experiencing negative cash flows and incurring significant debt, which negatively impacts our ability to maintain or increase revenues, strengthen our control of the market sector in which we currently operate and expand our business into new markets, makes the opportunity for increased shareholder value through our remaining an independent company less likely and less desirable for our shareholders than the potential for capital appreciation our shareholders may receive as a result of the merger;

•	the fact that a substantial amount of our funding since 2002 has been from our principal shareholders, who have indicated they cannot continue to fund our operations;

•	the infusion of new assets and businesses into the Company provides a potential for appreciation in our holdings, which would not otherwise be available to us.

In identifying these reasons and evaluating the merger, the USIP board reviewed a number of factors and sources of information, including the following:

•	historical information concerning USIP, our businesses, financial performance, condition, operations, technology, management and position in the markets, and information and evaluations regarding our strengths, weaknesses and future prospects;

•	the views of USIP’s management and our advisors;

•	current financial market conditions and historical market prices, the volatility and trading information for our common stock and various factors that might affect the market value of our common stock in the future;

•	the alternatives available to us and the history of contacts with other parties;

•	the terms of the merger agreement and related agreements, by themselves and in comparison to the terms of other transactions;

•	the financial statements of Cornerstone; and

•	the operating history of Cornerstone and its potential for growth.

Our board also identified and considered a number of risks and uncertainties in its deliberations concerning the merger, including the following:

•	the possibility that the merger may not be consummated and the effect of the public announcement of the merger on USIP’s operating results;

•	various risks associated with USIP’s business;

•	various risks associated with Cornerstone’s business; and

•	that Cornerstone has incurred losses since its inception and that its independent registered public accounting firm has issued a going concern qualification in their opinion (See “Risk Factors”).

In consideration of these factors it was determined that the risks associated with the operation of a retail pharmacy business were outweighed by the benefits of being involved in such a growing business, versus being involved in a contracting business, such as the pay phone business. Accordingly it was ultimately determined by the Board that the potential negative factors associated with the merger were outweighed by the potential benefits of the merger.

The foregoing discussion of information and factors considered and given weight by the board is not intended to be exhaustive, but is believed to include many of the material factors considered by the board. In view of the variety of factors considered in connection with its evaluation of the merger.

Cornerstone’s management has indicated that the primary reason it has to enter into the merger with USIP is to have available a public market for its shares. Management believes this will enhance the liquidity of the shares held by the Cornerstone shareholders; it will provide additional techniques and opportunities for acquisitions; it will provide additional opportunities for various types of financing; it will provide greater access to the capital markets and it will enhance public awareness of the company.

Recommendation of Our Board of Directors

Our Board of Directors has concluded that the merger agreement and the merger are fair to us, and in the best interests of our shareholders. OUR BOARD OF DIRECTORS, BY THE UNANIMOUS VOTE OF THE DIRECTORS PRESENT, HAS RECOMMENDED THAT OUR SHAREHOLDERS VOTE FOR THE PROPOSAL TO ADOPT AND APPROVE THE MERGER AGREEMENT AND APPROVE THE MERGER.

Regulatory Approvals Relating to the Merger

Except for filings with the Secretary of State of the States of Utah and Nevada, no federal or state regulatory approvals are required in order to consummate the merger.

Material United States Federal Income Tax Consequences

This discussion is based on currently existing provisions of the Internal Revenue Code, existing and proposed United States Treasury Regulations thereunder and current administrative rulings and court decisions, all of which are subject to change, possibly with retroactive effect. Any change could alter the tax consequences to you as described in this document.

You should be aware that this discussion does not deal with all federal income tax considerations that may be relevant to particular shareholders in light of their particular circumstances, like shareholders who:

•	are financial institutions, dealers in securities, tax-exempt organizations or insurance companies;

•	are foreign persons;

•	do not hold their shares of our common stock as a capital asset;

•	acquired their shares in connection with stock option plans or in other compensatory transactions; or

•	acquired their shares as part of an integrated investment, such as a hedge, straddle or other risk-reduction transaction.

The following discussion does not address the tax consequences of the merger under foreign, state, or local tax laws, the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the merger, whether or not the referenced transactions are undertaken in connection with the merger, including any transaction in which shares of our common stock are acquired or the tax consequences of the exercise, cancellation or termination of our stock options. No ruling regarding the transaction will be requested from the internal revenue service, and no opinion of counsel will be obtained. Accordingly, you are urged to consult your own tax advisors as to the specific tax consequences to you of the merger, including the applicable federal, state, local and foreign tax consequences.

It is intended that the merger will constitute a “reorganization” within the meaning of Section 368(a) of the Code, with both USIP and Cornerstone qualifying as a “party to a reorganization” under Section 368(a) of the Code. However, USIP has made no representations or warranties that the merger will constitute a reorganization within the meaning of Section 368(a) of the Code. Assuming the merger qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, the following federal income tax consequences will apply, subject to the limitations and qualifications referred to above:

•	Neither USIP, nor Cornerstone will recognize gain or loss as a result of the merger.

•	No gain or loss will be recognized by holders of Cornerstone capital stock with respect to their receipt of solely USIP common stock in the merger.

•	No gain or loss will be recognized by the holders of USIP common stock, provided that gain or loss may be recognized by those who receive cash for their shares as a result of the exercise of their dissenters rights.

•	Gain, but not loss, will be recognized with respect to cash, if any, received by a holder of Cornerstone capital stock in the merger, but only to the extent that the amount of cash and the fair market value of the USIP common stock received by such holder in the merger exceeds the basis of the Cornerstone capital stock surrendered therefor.

•	The aggregate tax basis of the USIP common stock received in the merger by a holder of Cornerstone capital stock will be the same as the aggregate tax basis of the Cornerstone capital stock surrendered in exchange therefor, decreased by the amount of cash received and increased by the amount of gain recognized on the exchange.

•	The holding period for the USIP common stock received in the merger by a holder of Cornerstone capital stock will include the period during which the holder held the Cornerstone capital stock surrendered in exchange therefore.

•	A dissenting shareholder who perfects dissenters’ rights under state law will generally gain or lose with respect to his or her shares equal to the difference between the amount of cash received and his or her basis in such shares. Such gain or loss will generally be long term capital gain or loss, provided the shares were held for more than one year prior to the disposition of the shares. Interest, if any, awarded in an appraisal proceeding by a court would be included in such shareholder’s income as ordinary income.

•	The parties are not requesting a ruling from the IRS in connection with the merger. A successful IRS challenge to the “reorganization” status of the merger would result in a Cornerstone shareholder recognizing gain or loss with respect to his shares of Cornerstone capital stock surrendered equal to the difference between the shareholder’s basis in the shares and the fair market value, as of the effective time of the merger, of the USIP shares received. In such event, a shareholder’s aggregate basis in the USIP common stock so received would equal its fair market value and such shareholder’s holding period would begin the day after the merger.

Anticipated Accounting Treatment

Pursuant to the proposed merger with Cornerstone, Cornerstone will merge into USIP and USIP will issue to the shareholders of Cornerstone 26,500,000 shares of our post-split common shares, representing approximately 75% of our equity interests. After the merger, the shareholders of Cornerstone will control USIP, including controlling the Board of Directors of USIP. This merger will be accounted for as a reverse merger, under which Cornerstone will be deemed to have acquired USIP after the sale of our telecom subsidiaries. Since this transaction is in substance, a recapitalization of USIP and not a business combination, purchase accounting treatment will not be applicable.

APPROVAL OF THE MERGER AND THE MERGER AGREEMENT

The merger agreement provides that, subject to satisfaction of certain terms and conditions as well as the applicable provisions of Utah and Nevada law, Cornerstone will be merged with and into us, and that following the merger, the separate existence of Cornerstone will cease, and we will continue as the surviving corporation of the merger. When the merger occurs:

•	the issued and outstanding shares of Cornerstone common stock will be converted into the right to receive USIP common stock;

•	each issued and outstanding share of the common stock of Cornerstone will be converted into one validly issued, fully paid and nonassessable share of the common stock of the surviving corporation; and

We have entered into the merger agreement with Cornerstone, dated as of May 24, 2004, as amended. The merger agreement is attached to this proxy statement as Exhibit C. You should read the merger agreement carefully. It is the agreement that governs the terms of the merger. The following summarizes the terms of the merger agreement.

In the merger, Cornerstone will be merged with and into us. We will be the surviving corporation and will continue our existence under the laws of the State of Utah, and the separate existence of Cornerstone will cease.

Effective Time of the Merger

Immediately following the closing of the merger, we and Cornerstone will file a certificate of merger with the Secretary of State of the State of Utah in accord with Utah law.

Completion of the merger could be delayed if there is a delay in satisfying other conditions to the merger. There can be no assurances as to whether, and on what date, the conditions will be satisfied or that the parties will complete the merger. If the merger is not completed, either we or Cornerstone may terminate the merger agreement; however, a party may not terminate the merger agreement if that party’s failure to fulfill any of its obligations under the merger agreement is the cause of the merger not being completed.

Effect of the Merger

At the effective time, the effect of the merger shall be that all property, rights, privileges, powers and franchises owned by Cornerstone will vest in us as the surviving corporation and the surviving corporation will assume the debts, liability and duties of Cornerstone.

Bylaws

Our bylaws will not be affected by the merger, our bylaws after the merger will be the same as our bylaws before the merger.

Directors and Officers

The initial directors and officers of the surviving corporation will be as follows:

Directors:	Officers:
Maurice R. Stone	Maurice Stone, President
Dr. Ernest L. Carter, Jr.	Theodis Ware, Secretary
James Shelton
Theodis Ware
Lilly Beter

Exchange of Shares and Surrender of Certificates

As soon as reasonably practicable after the effective time of the merger, the Surviving Corporation will mail to the shareholders of Cornerstone letters of transmittal and instructions advising them of the effectiveness of the merger and the procedure for surrendering their Share Certificates in exchange for shares of the common stock of USIP. Upon surrender for cancellation of their Share Certificates, together with a letter of transmittal USIP will submit new shares in USIP, assuming that the merger is approved, and Cornerstone Share Certificates will then be cancelled.

Representations and Warranties

We made customary representations and warranties in the merger agreement relating to various aspects of our respective business, financial statements and other matters, including, among other things:

•	our organization, qualification and good standing

•	capital structure;

•	authorization of the transaction;

•	the transaction will not violate any law or any contract;

•	the debt owed by USIP at the time of the Closing will not exceed $100,000.

Cornerstone made customary representations and warranties in the merger agreement relating to various aspects of their respective businesses, financial statements and other matters, including, among other things:

•	Cornerstone’s organization, qualification and good standing;

•	capital structure;

•	the transaction will not violate any law or contract;

•	accuracy of financial statement disclosure;

•	no material change in the business of Cornerstone; and

•	no undisclosed liabilities.

Operation of Business

The merger agreement provides that, pending the merger, Cornerstone will not enter a transaction or take any action outside the ordinary course of business.

Agreement Not to Solicit Other Offers

The merger agreement provides that from the date of the merger agreement until the effective time, Cornerstone will not solicit, initiate, seek, entertain, encourage, facilitate, support or induce the making, submission or announcement of any acquisition proposal, provided that Cornerstone will remain free to discuss such things as may be necessary for them to fulfill their fiduciary duties.

Access to Information and Confidentiality

The merger agreement provides that we and Cornerstone will afford each other reasonable access to properties, books, records and personnel in order to obtain all information concerning the business, properties, results of operations and personnel as the other party may reasonably request.

Public Disclosure

We and Cornerstone have agreed to consult with each other before issuing, and provide each other the opportunity to review, comment upon and concur with, any press release or other public statements with respect to the transactions contemplated by the merger agreement, except as we may determine is required by applicable law or by obligations pursuant to any listing agreement with any securities exchange or trading system or as either party may determine is required by court order.

Conditions Precedent
Conditions to the Obligations of Each Party

Our obligation to effect the merger are subject to the satisfaction at or prior to the closing date of the following conditions:

•	the merger agreement shall have been approved and adopted, and the merger approved by the requisite vote of Cornerstone shareholders under applicable law and company organization documents;

•	all third party consents shall be obtained; and

•	all representations and warranties shall be true and correct.

•	Cornerstone shall have complied with all its covenants under the merger agreement;

•	No action or suit shall be pending that will effect the transaction or Cornerstone’s business;

•	The Agreement and Merger shall be approved by our shareholders; and

•	All actions taken and documents submitted by Cornerstone shall be in a form satisfactory to us.

Cornerstone’s obligations to effect the merger is subject to the following conditions, unless waived in writing by us:

•	the Agreement and Merger shall receive the necessary approval by our stockholders;

•	the representations and warranties in the Merger Agreement shall be true and correct as of the Closing Date;

•	we shall have complied with all our covenants;

•	the Agreement shall have been approved by the stockholders of Cornerstone;

•	Cornerstone shall receive the resignations of our officers and directors; and

•	all actions taken and documents submitted by us shall be in a form satisfactory to Cornerstone.

Termination

The merger agreement may be terminated and the merger may be abandoned at any time prior to the completion of the merger:

•	by mutual written consent of Cornerstone and us;

•	by either Cornerstone or us if the closing has not occurred by December 20, 2004 (unless the failure to close is the result of a terminating party’s failure to act), or in the event either party breached its representations under the Merger agreement; and

•	by any party after the Special Meeting of our shareholders if they fail to approve the merger at the Special Meeting.

Non-Survival of Representations and Warranties

The representations and warranties by us and Cornerstone will terminate at the effective time. Only those covenants specifically stated to survive the effective time will survive.

Governing Law

The merger agreement is governed by and construed in accordance with the law of the State of Utah, regardless of laws that may govern under applicable principles of conflicts of law.

Accounting Treatment of Merger

Pursuant to the proposed merger with Cornerstone, Cornerstone will merge into USIP and USIP will issue to the shareholders of Cornerstone 26,500,000 shares of our post-split common shares, representing approximately 75% of our equity interests. After the merger, the shareholders of Cornerstone will control USIP, including controlling the Board of Directors of USIP. This merger will be accounted for as a reverse merger, under which Cornerstone will be deemed to have acquired USIP after the sale of our telecom subsidiaries. Since this transaction is in substance, a recapitalization of USIP and not a business combination, purchase accounting treatment will not be applicable.

Required Vote

This proposal Number 6 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal. The Board of Directors recommends a vote “For” the proposed merger of Cornerstone into USIP.

Dissenters’ Rights

If the sale of assets, Proposal Number 1, or the merger, Proposal number 2 (the “Transactions”) are consummated, USIP shareholders who have not consented to the Transactions will have the right to dissent to the Transactions and obtain payment of the fair value of their shares of USIP common stock. The rights of USIP shareholders who desire to dissent from the Transactions are governed by the provisions of Sections 16-10a-1301, et seq. of the Utah Revised Business Corporation Act, a copy of which is attached hereto as Exhibit D. Pursuant to such provisions, if the merger is consummated, any shareholder of record of USIP who objects to the Transactions and who fully complies with Sections 16-10a-1301 of the Utah Revised Business Corporation Act will be entitled to demand and receive payment in cash of an amount equal to the fair value of all, but not less than all, of his or her shares of USIP common stock. For the purpose of determining the amount to be received in connection with the exercise of statutory dissenters’ rights under the Utah Revised Business Corporation Act, the fair value of a dissenting shareholder’s USIP common stock equals the value of the shares immediately before the effective date of the merger, excluding any appreciation or depreciation in anticipation of the Transactions.

Any USIP shareholder desiring to receive payment of the fair value of his or her USIP common stock in accordance with the requirements of the Utah Revised Business Corporation Act: (i) must deliver to USIP prior to the time the shareholder vote on the Transactions, a written notice of his or her intent to demand payment for his or her shares if such Transactions are consummated; (ii) must not vote his or her shares in favor of the Transactions; and (iii) must demand payment. A filing of the written notice of intent to dissent with respect to the merger should be sent to: USIP, 2424 North Federal Highway, Suite 150, Boca Raton, Florida 33431. A VOTE AGAINST THE TRANSACTIONS ALONE WILL NOT SATISFY THE REQUIREMENTS FOR THE SEPARATE WRITTEN NOTICE OF INTENT TO DISSENT TO THE TRANSACTIONS, THE SEPARATE WRITTEN DEMAND FOR PAYMENT OF THE FAIR VALUE OF SHARES OF USIP COMMON STOCK, WHICH ARE REFERRED TO IN CONDITIONS (i) AND (iii) ABOVE. RATHER, A DISSENTING SHAREHOLDER MUST SEPARATELY COMPLY WITH ALL OF THOSE CONDITIONS.

Within ten (10) days of the later of the effective date or receipt of a payment demand by a shareholder in accordance with USIP’s dissenters’ notice sent to those shareholders who notified USIP of their intent to dissent, described in (i) above, USIP must offer to pay to each dissenting shareholder the amount USIP estimates to be the fair value of the dissenting shareholder’s shares, plus accrued interest. Such notice and offer must be accompanied by: (i) USIP’s balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of making an offer, an income statement for that year, a statement of changes in shareholders’ equity for that year, and the latest available interim financial statements, if any; (ii) a statement of the corporation’s estimate of the fair value of the shares; (iii) an explanation of how the interest was calculated; (iv) a statement of the dissenting shareholder’s right to demand payment of a different amount under Section 16-10a-1322 of the Utah Revised Business Corporation Act; and (v) a copy of the dissenters’ rights provisions of the Utah Revised Business Corporation Act.

If USIP does not complete the proposed Transactions within sixty (60) days after the date set for demanding payment and USIP again proposes to effect the merger, it must send a new dissenter’s notice in accordance with the Utah Revised Business Corporation Act and repeat the payment demand procedure.

A dissenting USIP shareholder may notify USIP in writing of his or her own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of his or her estimate of the fair value if the shareholder believes the amount offered by USIP is less than the fair value of his or her shares or that the interest due is incorrectly calculated.

A dissenting shareholder waives his or her right to demand payment for the shares and is deemed to have accepted USIP’s offer unless he or she notifies USIP of his or her demand in writing within thirty (30) days after the date that USIP offers payment.

If a demand for payment remains unsettled, USIP must file an action in a court of competent jurisdiction, requesting that the fair value of such shares be found and determined. USIP must make all dissenting shareholders whose demands remain unsettled parties to the proceeding. If USIP does not commence the proceeding within such sixty (60) day period, it shall be required to pay each dissenting shareholder whose demand remains unsettled the amount demanded by the dissenting shareholder.

The foregoing does not purport to be a complete statement of the provisions of the Utah Revised Business Corporation Act relating to statutory dissenters’ rights and is qualified in its entirety by reference to the dissenters’ rights provisions of the Utah Revised Business Corporation Act, which is attached to this proxy as Exhibit D.

OTHER MATTERS

The Board of Directors does not know of any matters which may come before the company’s shareholders at the special meeting other than those mentioned in the notice of special meeting of shareholders and referred to in this proxy statement. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

FORWARD LOOKING STATEMENT

The information in this proxy statement contains forward-looking statements that are not historical in nature. Forward-looking statements include statements preceded by, followed by or that include the words “may,” “will,” “should,” “estimates,” “predicts,” “potential,” “continue,” “strategy,” “believes,” “anticipates,” “plans,” “expects,” “intends” and similar expressions.

You should not place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement. These statements are based upon current expectations. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise. All forward-looking statements are subject to risks and uncertainties that could cause actual events to differ materially from those projected. Important factors that might cause or contribute to such a discrepancy include, but are not limited to the factors discussed under “Risk Factors,” beginning on page 30.

We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file at the SEC’s public reference room at 450 Fifth Street, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 at prescribed rates. Our public filings with the SEC are also available from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

RISK FACTORS

In addition to the other information included and incorporated by reference in this proxy statement, USIP shareholders should carefully consider the matters described below in voting on the merger and other proposals.

If We Are Unable to Complete the Merger, Our Business Will Be Adversely Affected.

If the merger is not completed, our business and, likely, our stock price will be adversely affected. Our expenses have historically exceeded our revenue and we have had losses in all our years of operation. We currently anticipate that our available cash balances, available borrowings and cash generated from operations will be sufficient to fund our operations for an additional 12 months. If we are unable to complete the merger, we may be unable to continue to operate our business. Costs related to the merger, such as legal and accounting fees, must be paid even if the merger is not completed. In addition, even if we have sufficient funds to continue to operate our business but the merger is not completed, the current market price of our common stock may decline.

Going Concern

After the merger the business of Cornerstone will become the business of the surviving company. Cornerstone has incurred losses since its inception, and Cornerstone’s independent auditors have indicated that certain factors raise substantial doubt about Cornerstone’s ability to continue as a going concern. Footnote 1 to the financial statements indicate that Cornerstone has a working capital deficiency and that it is in arrears in its payroll taxes. Cornerstone and the surviving company’s ability to continue as a going concern following the merger will depend on their ability to obtain additional financing. There is no assurance that the surviving company will be able to obtain such funding on terms acceptable to it.

Failure to Complete the Merger Could Have a Negative Impact on the Price of Our Stock as Well as a Negative Impact on Our Business and Financial Results.

If the merger is not completed for any reason, USIP may be subject to a number of material risks, including the following:

•	The price of USIP’s common stock may decline to the extent that the relevant current market price reflects a market assumption that the merger will be completed. USIP’s stock price may also decline because of uncertainty concerning the stand-alone prospects of USIP; and

•	Some costs relating to the merger such as legal and accounting fees must be paid by USIP even if the merger is not completed.

We have a history of losses and negative cash flow from operations and cannot assure that we will be profitable in the future on an operating basis or otherwise.

We have incurred substantial losses in recent years, and predicting our future operating results is difficult. In the past, we have funded our operations through borrowings and from cash generated from operations. Although operating activities may provide cash in certain periods, we anticipate that our operating activities may use additional cash. If we continue to incur losses and consume cash, if our revenues decline, or if our expenses increase without commensurate increases in revenues, our operating results will suffer and the price of our common stock may fall. The recent trend of operating losses and inconsistent revenue levels may require us to obtain additional equity or debt financing. Accordingly, there can be no assurance that we will have access to adequate debt or equity financing or that, if available, it will be under terms and conditions satisfactory to us or that will not be dilutive.

USIP May Require Additional Capital To Fund Its Operations, And It May Be Unable to Obtain Additional Financing.

USIP believes that its current cash balances, including cash, cash equivalents and restricted cash, will be sufficient to meet its working capital and capital expenditure requirements for at least the next 12 months. However, if USIP needs to raise additional capital in the future, it cannot be sure that it will be able to secure additional financing on acceptable terms, or at all. If USIP’s revenues do not meet expectations, if USIP encounters unforeseen expenses or if its business plan changes, it may require additional debt or equity financing after 12 months.

Additionally, holders of any future debt instruments or preferred stock may have rights senior to those of the holders of USIP’s common stock, and any future issuance of common stock would result in dilution of existing stockholders’ equity interests. Any debt financing USIP raises could involve substantial restrictions on the ability to conduct its business and to take advantage of new opportunities. If USIP is unable to obtain additional financing on acceptable terms or at all, its business and financial results may suffer.

The Completion of the Merger May Result In Dilution Of Future Per Share Operating Results To The Stockholders.

The completion of the merger could worsen the per share operating results of USIP or could result in a worse financial condition than could have been achieved by either USIP or Cornerstone on a stand-alone basis. The merger could fail to produce the benefits that the companies anticipate, or could have other adverse effects that the companies currently do not foresee. In addition, some of the assumptions that either company relies upon, may prove false. In this event, the merger could result in a reduction of per-share earnings of USIP as compared to the per-share earnings that would have been achieved if the merger had not occurred.

The Merger May Fail To Qualify As A Reorganization, Resulting In The Recognition Of Taxable Gains Or Losses.

USIP and Cornerstone intend for the merger to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986. Neither USIP nor Cornerstone, however, can provide assurance that the Internal Revenue Service will not challenge the tax status of the merger.

USIP and Cornerstone have structured the merger as a stock for stock merger. If the structure of the merger does not qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, the issuance of USIP common stock to Cornerstone shareholders will be a fully taxable event. In this scenario, Cornerstone shareholders generally will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference between (1) the fair market value, as of the closing of the merger, of the consideration they receive in the merger and (2) the adjusted tax basis in their shares of Cornerstone capital stock. See the section entitled “The Merger – Material United States Federal Income Tax Considerations.”

OWNERSHIP OF SHARES

The following table sets forth certain information as of October 25, 2004 regarding the number of shares of Common Stock beneficially owned by each director and each Named Executive Officer of the Company (as defined under “Executive Compensation—Compensation Tables”), all directors and executive officers of the Company as a group, and all persons known to the Company to beneficially own more than five percent of the outstanding shares of Common Stock. All shares of Common Stock shown in the table reflect sole voting and investment power except as otherwise noted.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Craig H. Burton	150,000	*

Joseph J. Passalaqua	200,000	*

Lilly O. Beter	0	*

Epic Events Trust, Gibralter	5,886,111	33.1%

Rivera Bay Holding Trust, Gibralter	6,622,161	37.2%

International Caribbean Trust, Ltd., Gibralter	1,425,839	8.0%
All current directors and executive
Officers as a group (3 persons)	350,000	*

————————————
* Represents less than one percent of the outstanding Common Stock.

Directors and Executive Officers

The Merger Agreement calls for the resignation of USIP’s current officers and directors and the election of a new slate of officers and directors. Assuming the Merger Agreement is approved, the following individuals will hold the positions indicated:

Maurice Stone.   Mr. Stone is the Chief Executive Officer of Cornerstone and he serves as its Chairman of the Board of Directors. Mr. Stone has held these positions since the inception of Cornerstone. Following the merger Mr. Stone will occupy the same position with the surviving company. From January 2001 to May 2002, Mr. Stone served as Chairman and CEO of First Genesis Professional Services, an IT development and solutions company, located in Houston, Texas, where he still serves as a Director. From 1999 through 2000, Mr. Stone was Vice President of Intelligent Medicine in Houston, Texas. >From 1996 to 1998, Mr. Stone was Chief Operating Officer of Telemedicine Solutions International in Silver Springs, Maryland. From 1992 through 1994, Mr. Stone was Vice President of Power M Cable in Denver, Colorado. From 1987 to 1991, Mr. Stone was a private consultant assisting various businesses in start-up financing and new market development. From 1984 through 1987 he was with Digital Equipment Corporation as a Senior Account Manager to BellSouth Advanced Systems Corporation. From 1981 through 1983, he was a marketing representative with IBM Corporation. In 1981, Mr. Stone earned his B.S. degree in electrical engineering from Memphis State University. From 1982 through 1983 Mr. Stone received certifications in Finance, Marketing, and Business Administration from IBM’s Corporate Training School and he continues to attend multiple finance and business strategy seminars, classes and training sessions.

Theodis “T” Ware.  Mr. Ware is the Vice President of Shareholder and Investor Relations for Cornerstone, and he has held these positions since the inception of the Company. Following the Merger Mr. Ware will serve as Secretary and a Director of the surviving company. Mr. Ware is responsible for the direction and implementation of the various support services that impact Cornerstone’s relationships with its shareholders and the investment community. He is also responsible for increasing the Company’s visibility. His primary purpose is to ensure that Cornerstone delivers its message to the appropriate audience while working to establish and maintain relationships that enhance each Operating Unit’s presence in the community. From December 1990 to May 2002 Mr. Ware was COO of Ware & Associates, Inc., a Texas based public relations firm. He received his B.S. degree in physical education from Morehouse College in Atlanta, Georgia, and his physical therapy certification from the University of Pennsylvania in 1973. Mr. Ware is a veteran of the U.S. Air Force.

Dr. Ernest L. Carter.  Dr. Ernest L. Carter, Jr. is a director of Cornerstone, and he will be a director in the surviving company. Since 1999 Dr. Carter has served as the Director of the Howard University Telehealth Sciences and Advanced Technology Center and the Executive Assistant to the Dean of the College of Medicine for Information Systems at Howard University in Washington, DC. From 1996 to the present he also serves as Vice President of Virgo-Carter Pediatrics in Silver Springs, Maryland. In addition, from 1993 to present he is a sub-contracted physician at Holy Cross Hospital, Silver Springs, Maryland. From 1996 to 1999 he was President and Chief Executive Officer at Telemedicine Solutions International, in Silver Springs, Maryland, and Chairmen of the Department of Pediatrics at Washington Adventist Hospital, Takoma Park, Maryland. From 1976 to 1996 he has been a Clinical Director, Staff Physician, or professor. Dr. Carter is a board-certified physician in pediatrics and licensed to practice medicine in Maryland. Dr. Carter received his B.A. degree in Physics in 1976 from Harvard College, Cambridge, Massachusetts, and his Doctor of Medicine in Neuroscience degree in 1980 from Harvard Medical School, Boston, Massachusetts. He also received his M.S. degree in bio-engineering in 1984, and Ph.D. degree in bio-engineering, in 1988, from the University of Pennsylvania, Philadelphia, Pennsylvania.

James H. Shelton, III. James H. Shelton, III is a director of Cornerstone, and he will be a director in the surviving company. Mr. Shelton is currently employed as a Program Director at The Bill and Melinda Gates Foundation, a position that he has held from July 2003 to present. From July 2002 to June 2003, he was NewSchools Venture Fund’s East Coast Partner. From July 2001 to May 2003, he launched the consulting division of Edison Schools, after Edison acquired LearnNow, a for-profit education management company that he co-founded in September 1999. Prior to LearnNow, Mr. Shelton worked for Knowledge Universe for one year, where he developed, acquired and operated several education-related businesses. Prior to Knowledge Universe, from Spring 1993 to the Fall of 1998 he served as a senior management consultant with McKinsey & Company. Mr. Shelton received his B.S. degree in computer science in 1989 from Morehouse College in Atlanta, GA and his Masters degrees in Business Administration and Education in 1993 from Stanford University in Palo Alto, California.

Lilly Beter.  Mrs. Lilly Beter has been a member of the Board of Directors of USIP since December, 2003, and following the merger Ms. Beter will be a director in the surviving company. In addition, Mrs. Beter is President of Lilly Beter Capital Group, Ltd., which provides global financial consulting services. Mrs. Beter founded Lilly Beter Capital Group, Ltd. more than thirty years ago with her late husband, Dr. Peter Beter. Dr Beter was General Counsel for the Export-Import Bank of Washington and a candidate for the governorship of West Virginia. Some of the project on which Dr. and Mrs. Beter collaborated include: SODESMIR, a mineral exploration company in Zaire, representing American gas utilities building a pipeline the length of Argentina, and representing interests in underwater manganese nodule exploration in the Pacific. After Dr. Beter’s death in 1987, Mrs. Beter took over full-time management of Lilly Beter Capital Group, Ltd., where she continues to oversee the day-to-day operations. During her long and diverse career, Mrs. Beter has been a member of numerous Boards of Directors for both public and private companies as well as some of the world’s most recognized charities.

Executive Compensation

The following table describes the compensation paid to the executives of USIP prior to the merger, and the expected compensation to be paid to the executives of the surviving company.

Name of Officer/Director	Compensation to Be paid Post Merger		Compensation Paid Prior to Merger

Craig H. Burton	$0	*	$40,040
Joseph J. Passalaqua	$0	*	$27,040
Maurice Stone, CEO, Director	$117,000
Daryl Webster, CFO, Director	$95,000
John Plattenburg, VP, Director	$72,000
Theodis Ware, VP, Director	$36,000
James Hills, VP, Director
James Hills, VP, Director	$21,000
Richard Nichols, VP	$92,400

* These individuals will not continue as officers following the merger and therefore they will be paid no salaries after the merger is concluded.

SUBMISSION OF SHAREHOLDER PROPOSALS

To be considered for inclusion in our proxy materials for our next annual meeting your proposal must be submitted in writing to the Company by June 6, 2005. If you wish to submit a proposal that is not to be included in our proxy materials for our next annual meeting or nominate a director, you must do so by September 1, 2005, but not earlier than August 1, 2005.

FORWARD LOOKING STATEMENTS AND INFORMATION

Statements in this proxy which are not historical facts are “forward-looking statements” that involve a number of risks and uncertainties. The Company cautions that various factors could cause actual results to differ materially from the statements contained herein. These factors include the following: business conditions and growth in the telecommunications industry, and the general economy; competitive factors availability; changes in product mix; reliance on key vendors or customers; income tax legislation; and the risk factors listed from time to time in the Company’s reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement.

OTHER MATTERS

The Board does not know of any other matters to be presented at the Special Meeting for action by Shareholders. If any other matters requiring a vote of the Shareholders arise at the Special Meeting or any adjournment thereof, however, it is intended that votes will be cast pursuant to the proxies with respect to such matters in accordance with the best judgment of the persons acting under the proxies.

The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview. The Company may request brokers and others to forward proxies and soliciting materials to the beneficial owners of Common Stock, and will reimburse them for their reasonable expenses in so doing.

A list of Shareholders entitled to be present and vote at the Special Meeting will be available during the Special Meeting for inspection by shareholders who are present.

If you cannot be present in person, you are requested to complete, sign, date and return the enclosed proxy promptly. An envelope has been provided for your convenience. No postage is required if mailed in the United States.

By Order of the Board of Directors,

/s/ Craig H. Burton
————————————
Craig H. Burton, President

February __, 2005
Liverpool, New York

Exhibits

Exhibit A	Plan of Recapitalization
Exhibit B	Amended and Restated Articles of Incorporation
Exhibit C	Agreement and Plan of Merger
Exhibit D	Utah Dissenters Rights Statute
Exhibit E	Stock Purchase Agreement

Index of Financial Information Included in the Form 14A

Financial Information for USIP.com

December 31, 2003 and December 31, 2002:

Managements Discussions and Analysis	43
Report of Independent Registered Public Accounting Firm	46
Consolidated Balance Sheets at December 31,2003 and 2002 - audited	47
Consolidated Statements of Operations for the years ended December 31, 2003 and 2002 - audited	48
Consolidated Statements of Stockholders' Equity (Deficiency) for the years ended December 31, 2003 and 2002 - audited	49
Consolidated Statements of Cash Flows for the years ended December 31, 2003 and 2002 - audited	50
Notes to the consolidated financial statements - audited	51

September 30, 2004 and 2003:

Managements Discussions and Analysis	56
Consolidated Balance Sheet at September 30, 2004-unaudited	61
Consolidated Statements of Operations for the nine months and three months ended September 30, 2004 and 2003-unaudited	62
Consolidated Statements of Cash Flows for the nine months ended September 30, 2004 and 2003-unaudited	63
Notes to the consolidated financial statements-unaudited	64

Cornerstone Services Group, Inc.:

Managements Discussions and Analysis	65
Report of Independent Registered Public Accounting Firm	69
Consolidated Balance Sheet at December 31, 2003 - audited and at September 30, 2004 - unaudited	70
Consolidated Statements of Operations for the years ended December 31, 2003 and 2002 -	72
audited and the nine months ended September 30, 2004 and 2003 - unaudited
Consolidated Statements of Stockholders' Deficiency for the years ended December 31, 2003 and 2002 -	73
audited and the nine months ended September 30, 2004 - unaudited
Consolidated Statements of Cash Flows for the years ended December 31, 2003 and 2002 -	74
audited and the nine months ended September 30, 2004 and 2003 - unaudited
Notes to the consolidated financial statements for the years ended December 31, 2003 and 2002 -	76
audited and the nine months ended September 30, 2004 and 2003 - unaudited

CarePharm, Inc. and Diversacare, Inc.:

Report of Independent Registered Public Accounting Firm	93
Combined Balance Sheet at June 30, 2003 - audited	94
Combined Statements of Operations for the year ended December 31, 2002 and the six months ended June 30, 2003 - audited	96
Combined Statements of Stockholders' Equity for the year ended December 31, 2002 and the	97
six months ended June 30, 2003 - audited
Combined Statements of Cash Flows for the year ended December 31, 2002 and the six months ended June 30, 2003 - audited	98
Notes to the combined financial statements for the year ended December 31, 2002 and the six months ended June 30, 2003 - audited	100

LaPorte Apothecary, Inc.:

Report of Independent Registered Public Accounting Firm	108
Balance Sheet at June 30, 2003 - audited	109
Statements of Operations for the year ended December 31, 2002 and the six months ended June 30, 2003 - audited	111
Statements of Stockholders' Equity for the year ended December 31, 2002 and the six months ended June 30, 2003 - audited	112
Statements of Cash Flows for the year ended December 31, 2002 and the six months ended June 30, 2003 - audited	113
Notes to the financial statements for the year ended December 31, 2002 and the six months ended June 30, 2003 - audited	115

Pro forma Financial Statements - Unaudited:

Introduction	123
Consolidated Balance Sheet at September 30, 2004	124
Consolidated Statement of Operations for the nine months ended September 30, 2004	125
Consolidated Statement of Operations for the year ended December 31, 2003	126
Notes to Pro forma consolidated financial statements	127

USIP.Com, Inc. - December 31, 2003 and December 31, 2002

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS

                 The following discussion and analysis should be read in conjunction with our consolidated financial statements and notes.

                 Certain statements contained below are forward-looking statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

GENERAL

                 As of December 31, 2003 we owned and operated a network of approximately 567 payphones. Our installed payphone base generated revenue for the fiscal year 2002 and 2003 from the following three sources.

                 1. Commission Income. Commission income includes commissions from operator service telecommunications companies and commissions for toll free calls from all payphones. The commissions for operator services are paid 45 days in arrears. Dial Around compensation is billed quarterly and received three and one half months behind the billed quarter.

                 2. Coin calls. Coin calls represent calls paid for by customers who deposit coins into the payphones. Coin call revenue is recorded as the actual amount of coins collected from the payphones. Some coin collections are made on a daily basis and others more often if the particular payphone has significant usage. The coins are counted in house and deposited weekly.

                 3. Payphone sales, repairs and pre-paid phone cards. We derive income from the sale and repair of a payphone. We can negotiate the sale, of a payphone to a site owner when it becomes cost prohibitive to maintain or if a customer offers to buy the phone at a price that is favorable to our company. The new owner or lessee becomes responsible for the maintenance and operational costs of the payphone. We sell pre-paid phone cards at some of our payphone locations. We also derive a profit from any commission split that is negotiated between the parties as a result of a sale or lease of a payphone. Sales and repairs of payphones and the sale of pre-paid phone cards are not subject to the same collection delays as the other types of operating income.

                 The principal costs related to the ongoing operation of the Company’s payphones include telephone charges, commissions, and service, maintenance and network costs. Telephone charges consist of payments made by the Company to local exchange carriers and long distance carriers for the line charge and use of their networks. Commission expense represents payments to owners of locations where the Company’s payphones are installed. Service, maintenance and network costs represent the cost of servicing and maintaining the payphones on an ongoing basis.

                 Weather conditions affect our revenue stream because we operate in the Northeastern part of the country. Revenues drop off significantly during the winter because most of our phones are outdoors. The spring and summer periods show a significant increase in payphone usage. Revenues are generally lowest in the first quarter and highest in the third quarter.

                 The increase use of wireless communication services has substantially impacted the public’s use of payphones, and we believe that this trend will continue to increase as the cost for wireless usage declines. However, we have attempted to minimize some of the impact from wireless use by avoiding traditional travel locations where wireless communication is high. There are no guarantees that we will be successful in minimizing the effects of wireless usage.

YEAR ENDED DECEMBER 31, 2003 COMPARED TO YEAR ENDED DECEMBER 31, 2002

Revenues

                 Total revenue decreased by $103,066 or approximately 13.33%, from $773,447 in the year ended December 31, 2002 to $670,381 in the year ended December 31, 2003. This decrease was primarily attributable to removal of unprofitable phone locations and lower call volumes on our payphones resulting from the growth in wireless communications. We reduced our network from approximately 681 payphones on 2002 to approximately 567 in 2003.

                 Commissions decreased by $51,056 approximately 60.1%, from $84,923 in the year ended December 31, 2002 to $33,867 in the year ended December 31, 2003. This decreased was a result of our reduction in payphones, fewer operator assisted calls, and the increase competition from the wireless communication industry.

                 Coin call revenues decreased by $141,741 or approximately 43.4%, from $326,697 in year ended December 31, 2002 to $184,956 in the year ended December 31, 2003. The decrease in coin call revenue was primarily attributable to the reduced number of payphones we operated, coupled with the increased competition from wireless communication services.

                 Non-coin call revenue, which is comprised primarily of dial-around revenue and operator service revenue increased $122,481 approximately 65.5% from $187,017 in the year ended December 31, 2002 to $309,498 in the year ended December 31, 2003. Approximately $92,200 of this increase is attributable to a one-time settlement brought forth by the FCC’s Order on the Compensation True-up. This order resolved a hosts of open dial-around compensation “issues” and most importantly, setting forth the terms for the “true-up” of past dial-around payments for the so-called “interim” and “intermediate” time periods. The order reconciles prior FCC and Court decisions regarding dial-around compensation payments and basically brings all prior payments in line with the 24 cents per call rate (the current and ongoing rate). The remaining increase of $30,281 was primarily attributable to the WorldCom, Inc. chapter 11 bankruptcy in 2002 which reduced our non-coin revenue in 2002.

                 Service & Repair Sales increased by $5,519, when compared to the same period in 2002. Equipment sales decreased by $2,636, from $9,256 for the year ending December 31, 2002 to $6,620 in the year ending December 31, 2003. Our phone card and ATM revenue decreased by $35,633 when compared to 2002. This decrease is due to increased competition from other phone card vendors along with loss of various locations. The increased competition forced us to reduce our phone card sites by approximately 42% in addition to losing our ATM sites in 2003.

Cost of Sales

                 Our overall cost of sales decreased for the year ending December 31, 2003 by $275,383 or approximately 35.1% when compared to the year ending December 31, 2002. Our telecommunication costs decreased by $167,195, the cost of providing telephone service to 567 payphones in 2003 as compared to 681 payphones in 2002. This number reflects an overall reduction of 114 payphones due to our ongoing strategy of identifying and removing unprofitable payphones. Once a low revenue payphone is identified, we offer the site owner an opportunity to purchase the equipment. If the site owner does not purchase the payphone, we remove it from the site.

                 Our commissions payable decreased by $1,395 due to a decrease in payphone usage, a direct response to increase use of cellular phones and pre-paid phone cards. In 2003 our contractor’s fees decreased by $38,674 this decrease is due to the elimination of contractors and the re-organization of routes to manage them more efficiently. Depreciation expense decreased by $74,926 when compared to the same period in 2002. This decrease is due to certain assets being fully depreciated and our on going strategy of identifying unprofitable payphones, and selling them to the site owners. Once a payphone is sold to the site owner it is removed from our assets and depreciation schedules. We own telephone equipment and motor vehicles, which provide a service for a number of years. The term of service is commonly referred to as the “useful life” of the asset. Because an asset such as telephone equipment or motor vehicle is expected to provide service for many years, it is recorded as an asset, rather than an expense, in the year acquired. A portion of the cost of the long-lived asset is reported as an expense during the cost of an asset to expense over its life in a rational and systematic manner.

                 Our cost of sales for repairs, service, travel and supplies increased by $12,992 a direct result of utilizing employees to provide service over contractors. Our phone card expenses decreased by $6,185 in 2003. This decrease is due to the reduced number of phone card machine sites in 2003.

Operation and Administrative Expenses

                 Operating expenses decreased by $104,149 or approximately 19.92% over the same period in 2002. This decrease in operating expense is a direct result of our management team’s ongoing efforts to cut expenses and run the company as efficiently as possible. Salaries and related payroll taxes were reduced by $41,375 when compared to the same expenses for 2002. This decrease is due the elimination of three employees, one technician and two clerical assistants. Our insurance expense decreased by $12,992 when compared to the fiscal year 2002. This decrease is primarily attributable to the decrease in payroll. Rent decreased by $1,338 when compared to 2002. Telephone, utilities, office, and other miscellaneous expenses, account for a decrease of $16,247 when compared to the same period ending December 31, 2002. Professional fees decreased by $24,456 over 2002. These are fees we pay to accountants and attorneys throughout the year for various tasks. Expenses for outside services increased by $6,191 over 2002. This increase is due in part to utilizing an outside consulting company. Vehicle expense decreased by $13,932 in 2003 when compared to 2002. This decrease is primarily attributable to the replacement of older vehicles with new vehicles that require less maintenance.

                 Interest expense in the year ended December 31, 2003 increased by $12,063 from $37,225 in the year ended December 31, 2002 to $49,288 in the year ended December 31, 2003. This increase is attributable to increased borrowing levels related to our line of credit. We drew $34,200 on our line of credit in 2003.

GOING CONCERN QUALIFICATION

                 In his Independent Auditor’s Report, for the fiscal year ending December 31, 2003, our auditor states that we have incurred annual losses since inception raising substantial doubt about our ability to continue as a going concern.

LIQUIDITY AND CAPITAL RESOURCES

Cash Flow

                 Our primary sources of liquidity have been cash from operations and borrowing from various credit facilities. As of December 31, 2003 we have a note payable to Key Bank in the amount of $84,559. We have an additional unsecured line of credit with the Lilly Beter Capital Group, Ltd. in the amount of $500,000. As of December 31, 2003 we have used $444,500.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
USIP.COM, Inc.

                We have audited the accompanying consolidated balance sheet of USIP.COM, Inc. as of December 31, 2003 and the related consolidated statement of income, stockholders equity, and cash flows for the year then ended. These financial statements are the responsibility of the USIP.COM, Inc. management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial statements of USIP.Com, Inc. As of December 31, 2002, were audited by other auditors whose report dated February 21, 2003, expressed an unqualified opinion on those statements.

                We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                In our opinion, the 2003 financial statements referred to above present fairly, in all material respects, the financial position of USIP.COM, Inc as of December 31, 2003, and the results of its operations, stockholders’ equity and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 10 to the financial statements, the Company has incurred annual operating losses since inception. As of December 31, 2003, the Company has increased its line of credit borrowings to meet operating costs, and has seen stockholders’ equity declining. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that might result from the outcome of the foregoing uncertainties.

Respectfully submitted,

/s/Robison Hill & Co.
————————————

Certified Public Accountants

Salt Lake City, Utah
January 4, 2005

USIP.COM, INC
CONSOLIDATED BALANCE SHEET
December 31

	2003	2002

ASSETS
CURRENT ASSETS
Cash	$6,121	$7,021
Commissions and Sales Receivable, Net	109,639	125,276
Inventory	20,289	50,782
Prepaid Expenses	4,989	3,932

TOTAL CURRENT ASSETS	141,038	187,011

FIXED ASSETS
Telephone and Office Equipment	1,882,353	1,899,122
Vehicle	76,367	76,367

	1,958,720	1,975,489
Less: Accumulated Depreciation	(1,358,594)	(1,151,240)

Net Fixed Assets	600,126	824,249

TOTAL ASSETS	$741,164	$1,011,260

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts Payable	$175,060	$201,812
Line of Credit	508,356	501,852
Accrued Payroll and Payroll Taxes	5,706	5,896
Accrued State Gross Receipts Taxes	7,049	9,621
Other Accrued Expenses	2,960	28,663
Current Portion of Long-Term Debt	—	18,253

TOTAL CURRENT LIABILITIES	699,131	766,097

Long-Term Liabilities
Notes Payable	138,179	72,302
Less Current Portion	0	18,253

TOTAL LONG-TERM LIABILITIES	138,179	54,049

TOTAL LIABILITIES	837,310	820,146

STOCKHOLDERS’ EQUITY
Common Stock, $.01 par value 25,000,000	178,044	176,994
Shares authorized, 17,804,388 shares
issued and outstanding
Additional Paid In Capital	1,462,558	1,442,608
Retained Earnings	(1,736,748)	(1,428,488)

TOTAL STOCKHOLDERS’ EQUITY	(96,146)	191,114

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$741,164	$1,011,260

See Accountant’s Report and Notes To Financial Statement

USIP.COM, INC.
CONSOLIDATED STATEMENT OF INCOME AND RETAINED EARNINGS
FOR THE YEARS ENDED DECEMBER 31

	2003	2002

SALES
Commissions	$33,867	$84,923
Coin Collections	184,956	326,697
Dial Around	309,498	187,017
Equipment Sales	6,620	9,256
Phone Card Sales	8,597	36,070
ATM Revenue	—	8,160
Service and Repair Sales	126,843	121,324

Total Sales	670,381	773,447

COST OF SALES
Telecommunications Costs	217,762	384,957
Commissions	2,741	4,136
Contractor Fees	9,568	48,242
Repairs and Service Supplies	45,001	33,548
Depreciation	214,674	289,600
Phone Cards and Phone Costs	8,344	14,529
Travel	11,221	9,682

Total Cost of Sales	509,311	784,694

GROSS PROFIT	161,070	(11,247)

OPERATING EXPENSES
Salaries and Wages	184,088	220,681
Payroll Taxes	16,112	20,894
Insurance	44,664	57,656
Telephone	13,564	23,307
Outside Services	20,231	14,040
Utilities	8,277	8,305
Vehicle Expenses	2,767	16,699
Rent	61,318	62,656
Professional Fees	55,466	79,922
Travel and Entertainment	2,718	4,763
Office Expense	9,521	13,952

Total Operating Expenses	418,726	522,875

OPERATING INCOME (LOSS)	(257,656)	(534,122)

OTHER INCOME (EXPENSE)
Interest Income	—	53
Gain on Sale of Equipment	6,871	2,293
Loss on Equipment Obsolescence	—	(292,666)
Prov For State Tax	(8,187)	(10,511)
Interest Expense	(49,288)	(37,225)

Total Other Income	(50,604)	(338,056)

NET INCOME (LOSS)	(308,260)	(872,178)
RETAINED EARNINGS — BEGINNING	(1,428,488)	(556,310)
RETAINED EARNINGS — ENDING	$(1,736,748)	$(1,428,488)

Weighted Common Shares Outstanding	17,804,388	17,699,388
Net Loss per Common Share	$(0.02)	$(0.05)

See Accountant’s Report and Notes To Financial Statement

USIP.COM, INC
CHANGES IN STOCKHOLDERS’ EQUITY
For the Years Ended December 31, 2002 and 2003

	Common Stock		Additional Paid-in Capital	Retained Earnings	Total Stockholder’s Equity
	Shares	Amount

Balance as of January 1, 2002	17,619,388	$176,194	$1,382,358	$(556,310)	$1,002,242

Issuance of Common Stock	20,000	200	15,850		16,050

Issuance of Common Stock	60,000	600	44,400		45,000

Net Loss - 2002				(872,178)	(872,178)

Balance as of December 31, 2002	17,699,388	$176,994	$1,442,608	$(1,428,488)	$191,114

Balance as of January 1, 2003	17,699,388	176,994	1,442,608	(1,428,488)	191,114

Issuance of Common Stock	80,000	800	15,200		16,000

Issuance of Common Stock	25,000	250	4,750		5,000

Net Loss-2003				(308,260)	(308,260)

Balance as of December 31, 2003	17,804,388	178,044	$1,462,558	$(1,736,748)	$(96,146)

See Accountant’s Report and Notes To Financial Statement

USIP.COM, INC
CONSOLIDATED STATEMENT OF CASH FLOWS
Years Ended December 31,

	2003	2002

Cash Flows From Operating Activities:
Net (Loss)	$(308,260)	$(872,178)
Adjustments to reconcile net (loss) to net
cash provided (used) by operating activities:
Depreciation Expense	214,674	289,600
Gain on Sale of Equipment	(6,871)	(2,293)
Loss on Equipment Obsolesence	—	292,666
(Increase) Decrease in Commission Receivables	15,637	19,496
(Increase) Decrease in Inventory	30,493	(4,372)
(Increase) Decrease in Prepaid Insurance	1,057	(1,066)
Increase (Decrease) in Accounts Payable	(26,752)	(92,794)
Increase (Decrease) in Accrued Expenses	12,993	5,788
Increase (Decrease) in Gross Receipts Tax	(2,572)	(3,415)

Net cash (used) by operating activities	(69,601)	(368,568)

Cash Flows From Investing Activities:
Proceeds from Sale of Equipment	16,769	—

Net cash (used) by investing activities	16,769	—

Cash Flows From Financing Activities:
Proceeds received from Line of Credit	82,614	300,300
Proceeds from issuance of Notes Payable	—	54,143
Payments on Notes Payable	(18,682)	(23,279)
Payments on Lines of Credit	(33,000)	(11,400)
Proceeds from issuance of stock	21,000	45,000

Net cash provided by financing activities	51,932	364,764

Net Increase (Decrease) in cash	(900)	(3,804)
Cash — Beginning of Period	7,021	10,825

Cash — End of Period	$6,121	$7,021

Supplemental Disclosures of Cash Flow Information:
Cash Paid During Period The Period For:
Interest	$10,402	$25,446
Income Taxes	$8,937	$—

See Accountant’s Report and Notes To Financial Statement

USIP.COM, INC.
CONSOLIDATED NOTES TO THE FINANCIAL STATEMENTS
December 31, 2003

NOTE 1.	NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

USIP.COM, Inc. is currently a provider of both privately owned and company owned payphones (COCOT’s) and stations in New York State and Pennsylvania. The Company receives revenues from the collection of the payphone coinage, a portion of usage of service from each payphone and a percentage of long distance calls placed from each payphone from the telecommunications service providers. In addition, the Company also receives revenues from the service and repair of privately owned payphones, sales of payphone units and the sales of prepaid phone cards.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

MANAGEMENT ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated Financial Statements include the accounts of USIP.COM, Inc. and its wholly owned subsidiaries, Datone, Inc. and NB Payphone, Inc. Intercompany transactions and balances have been eliminated in consolidation and combination.

CONCENTRATIONS OF CREDIT RISK

The Company’s payphones are located primarily in New York State and parts of Pennsylvania and usage of those phones may be affected by economic conditions in those areas. The company has experienced about a 30% drop in revenue’s, due to increased competition from other payphone providers and increase usage of wireless communications.

The Company maintains cash balances with a financial institution insured by the Federal Deposit Insurance Corporation up to $100,000. There are no uninsured balances at December 31, 2003.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid instruments with a maturity of three months or less when purchased to be cash equivalents for purposes of classification in the balance sheets and statement of cash flows. Cash and Cash equivalents consists of cash in bank (checking) accounts.

FIXED ASSETS AND DEPRECIATION

Fixed assets are stated at cost. Depreciation is calculated on a straight-line basis over the useful lives of the related assets, which range from five to seven years.

INCOME TAXES

Income taxes are accounted for in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”. Under SFAS No. 109, deferred income taxes are recognized using the asset and liability method by applying tax rates to cumulative temporary differences based on when and how they are expected to affect the tax return. Deferred tax assets and liabilities are adjusted for income tax rate changes.

NET (LOSS) PER COMMON SHARE

Net loss per common share has been calculated by taking the net loss for the current period and dividing by the weighted average shares outstanding at the end of the period.

REVENUE RECOGNITION

The Company derives its primary revenue from the sources described below, which includes dial around revenues, coin collections, and telephone equipment repairs and sales. Other revenues generated by the company include, phone card sales, and commissions.

Dial around revenues are generated from calls to gain access to a different long distance carrier than is already programmed into the phone. Revenues from dial around calls are recorded based upon estimates until the coin collection revenues are generated when callers deposit coins into the phones to make calls. Coin revenues are recorded in an amount equal to the coins collected. Revenues on commissions, phone card sales, and telephone equipment repairs and sales are realized when the services are provided.

ADVERTISING

The corporation expenses advertising costs as incurred. Advertising expense amounted to $ -0- and $2,691 for the years ended December 31, 2003 and 2002 respectively.

NOTE 2.                INVENTORY

Inventory is valued at the lower of cost, determined on the first-in, first-out basis (FIFO), or market value. At December 31, inventory consists of the following:

	2003	2002

Calling Cards	$4058	$10,156
Parts and Accessories	16,231	40,626
	$20,289	$50,782

NOTE 3.                COMMISSIONS AND SALES RECEIVABLE

Commissions and Sales Receivable consists of the following at December 31:

	2003	2002

Commissions Receivable	$108,806	$113,030
Sales Receivable	833	12,245

Commissions and Sales Receivable, Net	$109,639	$125,275

NOTE 4.                LINE OF CREDIT

REVOLVING LINE OF CREDIT

The Company has revolving lines of credit, of which $ 508,356 and $501,852 was outstanding at December 31, 2003 and 2002 respectively. Bank advances on the credit line are payable on demand and carry an interest rate of 8%-10%.

NOTE 5.                LONG-TERM DEBT

Long-term debt as of December 31 is as follows:	2003	2004

Note payable, Vehicle, Monthly payments of $462 with interest at 9.25%	$6,401	$11,106

Note payable, Vehicle, Monthly payments of $261 with interest at 12.4%	2,327	4,654

Note payable, Bank, Monthly payments of $1,825 with interest at 7.5%	84,559	-0-

Note payable, vehicles, Monthly payment of $535 w/interest at 8.2%	23,613	28,251

Note payable, vehicles, Monthly payment of $589 w/interest at 8.2%	21,114	26,515

Lease on ATM Machine	165	1,776

	$138,179	$72,302

Aggregate annual maturities required on long-term debt at December 31, 2003 are as follows:

2004	$27,592
2005	36,301
2006	43,700
2007	24,614
2008	5,972
Thereafter	-0-

$138,179

NOTE 6.                OPERATING LEASES

The Company leases its corporate offices that are accounted for as a non-cancelable operating lease. The lease has a term of 36 months expiring December 2005. Future minimum lease payments through maturity are as follows:

Years Ending December 31,

2004	60,641
2005	60,641
$121,282

NOTE      7.            MAJOR DIAL AROUND COMPENSATION PROVIDERS (COMMISSIONS)

The Company received approximately 95% of total dial around and zero-plus compensation (commissions) from two providers.

NOTE 8.                INCOME TAXES

As of December 31, 2003, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $1,776,400 that may be offset against future taxable income through 2021. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carry-forwards will expire unused. Accordingly, the potential tax benefits of the loss carry-forwards are offset by a valuation allowance of the same amount.

	2003	2002

Net operating losses	$603,981	$399,656

Equipment Obsolescence	(99,506)	(99,506)

Valuations allowance	(404,968)	(300,150)

	$—	$—

The provision for income taxes differs from the amount computed using the federal US statutory income tax rate as follows:

Provision (Benefit) at US Statutory rate	$(104,808)	(296,541)

Equipment Obsolescence	—	—

Increase (Decrease) in Valuation Allowance	104,808	(296,541)

	$—	$—

The Company evaluates its valuation allowance requirements based on projected future operations. When circumstances change and causes a change in management’s judgment about the recoverability of deferred tax assets, the impact of the change on the valuation is reflected in current income.

NOTE 9.              FIXED ASSETS

The Company has chosen to write down the carrying value of equipment for about $292,000 during the year ended December 31, 2002 and the corresponding loss was recorded. This adjustment was due to obsolescence of some the Company’s telephone equipment.

NOTE 10.            GOING CONCERN CONSIDERATIONS

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which contemplates the Company as a going concern. However, the Company has sustained substantial operating losses in recent years, it has increased its line of credit borrowings to $500,000 to meet operating costs, while revenue’s have declined over 13% for the year ended December 31, 2003. The Company also had one of its credit lines converted to fixed note during 2003. The company has a current ratio of just .2, and has a deficit in stockholders’ equity. The Companies ability to continue as a going concern is dependent upon obtaining the additional capital as well as additional revue to be successful in its planned activity. Management believes that actions presently being taken to revise the Company’s operating and financial requirements provide them with the opportunity to continue as a going concern.

These financial statements do not reflect adjustments that would be necessary if the Company were unable to continue as a “going concern”. While management believes that the actions already taken or planned, will mitigate the adverse conditions and events which raise doubt about the validity of the “going concern” assumption used in preparing these financial statements, there can be no assurance that these actions will be successful.

If the Company were unable to continue as a “going concern”, then substantial adjustments would be necessary to the carrying values of assets, the reported amounts of its liabilities, the reported revenues and expenses, and the balance sheet classifications used.

NOTE 11.            SUBSEQUENT EVENTS

On May 24, 2004 The Company entered into an agreement and plan of merger with Cornerstone Services Group, Inc. (“Cornerstone”). Upon the consummation of the Merger, the owners of cornerstone shall collectively own, on a fully diluted basis, approximately seventy-four and 85\100 percent of the outstanding shares of common stock of the Company. As of the date of this report this agreement and plan of merger has not been completed.

USIP.Com, Inc. - September 30, 2004

 MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

BASIS OF PRESENTATION

Our unaudited consolidated financial statements of USIP.Com, Inc. (“USIP”, the “Company”, “our”, or “we”), include the accounts of USIP.Com Inc. and its two wholly owned subsidiaries: Datone Inc. and NB Payphones Ltd.  All significant inter-company amounts have been eliminated.   The unaudited consolidated financial statements of USIP present herein, should be read in conjunction with the audited consolidated financial statements of USIP as of and for the year ended December 31, 2003.  In the opinion of management, the unaudited consolidated financial statements presented herein reflect all adjustments (consisting only of normal recurring adjustments) necessary for fair presentation.  Interim results are not necessary indicative of results to be expected for the entire year.

We prepare our consolidated financial statements in accordance with generally accepted accounting principles, which require that management make estimates and assumptions that affect reported amounts.  Actual results could differ from these estimates.

Impact of Inflation

Inflation is not considered a material factor affecting the Company’s business.  General operating expenses such as salaries, employee benefits and occupancy costs are, however, subject to normal inflationary pressures

Seasonality

The Company’s revenues from payphone operation are affected by seasonal variations, geographic distribution of payphones and type of location.  Because the Company operates in the northeastern part of the country with many of the payphones located outdoor, weather patterns affect our revenue streams.  Revenues drop off significantly during winter and conversely show an increase in the spring and summer.  Revenues are generally lowest in the first quarter and highest in the third quarter.

As of September 30, 2004, we owned and operated a network of approximately 548 payphones.  Our installed payphone base generates revenue from three principle sources:  coin-calls and non-coin calls, sales and service of payphones and pre-paid phone cards.

1. Commission Income.

Commission income includes commissions from operator service telecommunications companies and commissions for toll free calls from all payphones. The commissions for operator services are paid 45 days in arrears. Dial Around compensation is billed quarterly and received three and one half months behind the billed quarter.

2. Coin calls.

Coin calls represent calls paid for by customers who deposit coins into the payphones. Coin call revenue is recorded as the actual amount of coins collected from the payphones. Some coin collections are made on a daily basis and others more often if the particular payphone has significant usage. The coins are counted in house and deposited weekly.

3. Payphone sales, repairs and pre-paid phone card sales.

We derive income from the sale and repair of a payphone. We can negotiate the sale, of a payphone to a site owner when it becomes cost prohibitive to maintain or if a customer offers to buy the phone at a price that is favorable to our company. The new owner or lessee becomes responsible for the maintenance and operational costs of the payphone.  We sell pre-paid phone cards at some of our payphone locations. Sales and repairs of payphones and the sale of pre-paid phone cards are not subject to the same collection delays as the other types of operating income.

  Costs Related to our operation.

The principle costs related to the ongoing operation of the Company’s payphones include telephone charges, commissions, service, maintenance and network costs.  Telephone charges consist of payments made by the Company to LEC or competitive local exchange carriers and long distance carrier for access to and use of their telecommunications networks. Commission expense represents payments to owners or operators of the premises at which a payphone is located.  Service, maintenance and network cost represent the cost of servicing and maintaining the payphones on an ongoing basis.

THREE MONTHS ENDED SEPTEMBER 30, 2004 COMPARED TO THREE MONTHS ENDED SEPTEMBER 30, 2003

Revenues

Our total revenue decreased by $128,798 or approximately 54.94%, from $234,462 in the three months ended September 30, 2003 to $105,664 in the three months ended September 30, 2004.  This decrease was primarily attributable to receiving a one-time settlement of approximately $83,000, for the quarter ending September 30, 2003, resulting from the Federal Communications Commission (FCC) Order on the Compensation True-up.

Our commissions decreased by $1,913 or approximately 16.7%, from $11,447 in the three months ended September 30, 2003 to $9,534 in the three months ended September 30, 2004.  This decrease was a result of our reduction in payphones, fewer operator assisted calls, and the increased competition from wireless communications.

Our coin call revenues decreased by $13,602 or approximately 29.54% from $46,065 in three months ended September 30, 2003 to $32,463 in the three months ended September 30, 2004.  The decrease in coin call revenue was primarily attributable to a reduction from 581 payphones in 2003 to 548 payphones in 2004 as well as reduced call volumes on our payphones due to increased competition from wireless communication services.

Our non-coin call revenue, which is comprised primarily of dial-around revenue and operator service revenue decreased by $110,993 or approximately 78.18% from $141,970 in the three months ended September 30, 2003 to $30,977 in the three months ended September 30, 2004.  Approximately $83,000 of this decrease is attributable to a one-time settlement by the FCC’s Order on the Compensation True-up received in the third quarter 2003.  The remaining decease of approximately $27,993 is due impart to the reduction in payphones, reduced call volumes and the increased competition from wireless communication services.

Our service & repair sales decreased by $1,578 when compared to the same period in 2003.  Our equipment sales increased by $68, from $1,340 in the three months ending September 30, 2003 to $1,408 in the three months ending September 30, 2004.   Our phone card sales decreased by $780 when compared to the same period in 2003.  This decrease is due to increased competition from other phone card vendors along with loss of various site locations.

Cost of Sales

Our overall cost of sales decreased for the three months ending September 30, 2004 by $18,305 or approximately 14.37% from the three months ending September 30, 2003.   Telecommunication costs decreased by $11,594, the cost of providing telephone service to 548 payphones in 2004 as compared to 581 payphones in 2003.   Once a low revenue payphone is identified, we offer the site owner an opportunity to purchase the equipment.  If the site owner does not purchase the payphone, we remove it from the site.

                Our subcontractors’ fees decreased by $22, this decrease is due to the elimination of contractors and the re-organization of routes to manage them more efficiently.  Our commission payable decreased by $447 when compared to 2003.  These are commissions paid to the site owners where our payphones and phone card machines are located.  Depreciation expense decreased $4,435 when compared to the same period in 2003.  This decrease is due to certain assets being fully depreciated and our on going strategy of identifying unprofitable payphones, and selling them to the site owners.  Once a payphone is sold to the site owner it is removed from our assets and depreciation schedules.   We own telephone equipment and motor vehicles, which provide a service for a number of years.  The term of service is commonly referred to as the “useful life” of the asset.  Because an asset such as telephone equipment or motor vehicle is expected to provide service for many years, it is recorded as an asset, rather than an expense, in the year acquired.   A portion of the cost of the long-lived asset is reported as an expense during the cost of an asset to expense over its life in a rational and systematic manner.  Our cost of sales for repairs, service, travel, and supplies decreased by $1,807 a result of using employees instead of independent contractors to service routes.

Operation and Administrative Expenses

Our operating expenses decreased by $8,057 or approximately 8.9% over the same period in 2003.  This decrease in operating expense is a direct result of management diligently working to cut expenses and run the company as efficient as possible.   Salaries and related payroll taxes were reduced by $3,871 when compared to the same expenses for 2003.  Our insurance expense decreased by $3,311 when compared to the fiscal year 2003. This decrease is primarily attributable to the decrease in payroll. Our rent increased by $418 when compared to 2003.   Professional fees increased by $1,702 over 2003.  These are fees we pay to accountants, attorneys and other professionals throughout the year for various task.  Our expenses for outside services decreased by $209 over 2003.   Our telephone, utilities, office, vehicle and travel & entertainment expenses, together account for a decrease of $2,786 when compared to the same period ending September 30, 2003.

NINE MONTHS ENDED SEPTEMBER 30, 2004 COMPARED TO NINE MONTHS ENDED SEPTEMBER 30, 2003

Revenues

Our total revenue decreased by $231,329 or approximately 42.48%, from $544,623 in the nine months ended September 30, 2003 to $313,294 in the nine months ended September 30, 2004.  This decrease was primarily attributable to receiving for the third quarter of 2003 a one-time settlement of approximately $83,000 from the Federal Communications Commission (FCC) Order on the Compensation True-up.   In addition to the one-time settlement received in 2003, this decrease was attributable to removal of unprofitable phone locations, lower call volumes on the Company’s payphones resulting from the growth in wireless and other public communication services.

Our commissions decreased by $5,371 or approximately 20.9%, from $25,693 in the nine months ended September 30, 2003 to $20,322 in the nine months ended September 30, 2004.  This decrease was a result of our reduction in payphones, fewer operator assisted calls, and the increased competition from wireless communications.

Our coin call revenues decreased by $43,625 or approximately 30.32%, from $143,878 in nine months ended September 30, 2003 to $100,253 in the nine months ended September 30, 2004.  The decrease in coin call revenue was primarily attributable to an ongoing strategy to remove unprofitable phones as well as a reduction in call volumes on the Company’s payphones due to increased competition from wireless and other public communication services.

Our non-coin call revenue, which is comprised primarily of dial-around revenue and operator service revenue, decreased by $168,711 or approximately 63.77% from $264,559 in the nine months ended September 30, 2003 to $95,848 in the nine months ended September 30, 2004. Approximately $83,000 of this decrease is attributable to a one-time class action settlement for under payment of past dial-around commissions against the long distance carriers received for the quarter ending September 30, 2003.  The remaining decease of approximately $85,711 is due impart to a “Carrier Take Back” by Global Crossing, MCI, AT&T and WilTel Communications that had significant impact on our first quarter dial-around for 2004 and the reduction in payphones, reduced call volumes and the increased competition from wireless communication services.

Our service & repair sales decreased by $6,544 when compared to the same period in 2003.   Equipment sales decreased by $1,471, from $9,027 in the nine months ending September 30, 2003 to $7,556 in the nine months ending September 30, 2004.  Our phone card sales decreased by $5,607 when compared to the same period in 2003.  This decrease is due to increased competition from other phone card vendors along with loss of various site locations when companies go out of business.  The increased competition and decreased site location forced us to reduce our phone card sites by approximately 70%.

Cost of Sales

Our overall cost of sales decreased for the nine months ending September 30, 2004 by $51,745 or approximately 13.66% from the nine months ending September 30, 2003.   Telecommunication costs decreased by $32,354, the cost of providing telephone service to 548 payphones 2004 as compared to 581 payphones in 2003.   Once a low revenue payphone is identified, we offer the site owner an opportunity to purchase the equipment.  If the site owner does not purchase the payphone, we remove it from the site.

Our commission’s payable increased by $1,482 when compared to the same period in 2003.  This increase is due to the company’s attempt to attract business locations for payphone sites by offering commission to the site owner.  Our contractor’s fee increased by $701, from $4,837 in the nine months ended September 30, 2003 to $5,538 in the nine months ended September 30, 2004.  Depreciation expense decreased $13,308 when compared to the same period in 2003.  This decrease is due to certain assets being fully depreciated and our on going strategy of identifying unprofitable payphones and selling them to the site owners.  The Company owns telephone equipment and motor vehicles, which provide a service for a number of years.  The term of service is commonly referred to as the “useful life” of the asset.  Because an asset such as telephone equipment or motor vehicle is expected to provide service for many years, it is recorded as an asset, rather than an expense, in the year acquired.   A portion of the cost of the long-lived asset is reported as an expense during the cost of an asset to expense over its life in a rational and systematic manner.  Our cost of sales for repairs, service, travel, and supplies decreased by $8,266 a result of the management team’s ongoing efforts to reduce cost.

Operation and Administrative Expenses

Our operating expenses decreased by $17,223 or approximately 5.57% over the same period in 2003.   Salaries and related payroll taxes were reduced by $14,832 when compared to the same expenses for 2003.  This decrease is due to the elimination of a clerical position.  Insurance expense decreased by $4,457 when compared to the fiscal year 2003.  Rent increased by $1,055 when compared to 2003.   Professional fees increased by $2,128 over 2003.  These are fees the Company pays to accountants, attorneys and other professionals throughout the year for various task. Our expenses for outside services increased by $1,852 over 2003.  Our telephone, utilities, office, vehicle and travel & entertainment expenses, together account for a decrease of $2,969 when compared to the same period ending September 30, 2003.   This decrease is primarily attributable to management diligently working to cut expenses.

PROPOSED MERGER

On May 24, 2004, USIP announced that its Board of Directors unanimously approved an Agreement and Plan of Merger with Cornerstone Services Group, Inc. (“Cornerstone”), a privately held Houston, TX. based company. Cornerstone acquires and provides infrastructure and pharmaceutical services to companies relating to the care of the Senior or Aged population.

Under the terms of the agreement, Cornerstone and USIP will merge, with USIP as the surviving corporation.  Immediately upon the consummation of the merger, the name of the surviving corporation will be changed to Cornerstone Services Group, Inc.  In the merger, the shareholders of Cornerstone will receive a number of shares of USIP common stock representing approximately 75% of the shares of USIP common stock that will be outstanding, on a fully diluted basis, following the merger.

This transaction is subject to USIP shareholder approval and other customary closing conditions. The shareholders will be voting on the proposed acquisition and other related matters pertaining to the merger at the upcoming shareholders meeting. Further information on the merger may be found in the preliminary proxy statement that was filed with the SEC on November 5, 2004. The Securities and Exchange Commission maintains an Internet site at http://www.sec.gov where the public can review a copy of our reports.

GOING CONCERN QUALIFICATION

In his Independent Auditor’s Report for the fiscal year ending December 31, 2003, CE Forse & Co. Ltd. states that we have incurred annual losses since inception raising substantial doubt about our ability to continue as a going concern.

LIQUIDITY AND CAPITAL RESOURCES

Cash Flow

Our primary sources of liquidity have been cash from operations and borrowing from various credit facilities.   As of September 30, 2004, we have a note payable to Key Bank in the amount of $75,408.  In addition, we have various lines of credit, as of September 30, 2004; we have drawn on these lines in the amount of $534,500.

USIP.COM, INC

CONSOLIDATED BALANCE SHEET

	Unaudited September 30, 2004	Audited December 31, 2003

ASSETS
CURRENT ASSETS
Cash	$5,933	6,121
Commissions and Sales Receivable, Net	63,935	109,639
Inventory	20,289	20,289
Prepaid Expenses	1,630	4,989

TOTAL CURRENT ASSETS	91,787	141,038

FIXED ASSETS
Telephone and Office Equipment	1,873,131	1,882,353
Vehicle	76,367	76,367
	1,949,498	1,958,720
Less: Accumulated Depreciation	(1,501,516)	(1,358,594)

Net Fixed Assets	447,982	600,126

TOTAL ASSETS	$539,769	$741,164

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts Payable	$215,733	175,060
Line of Credit	534,500	508,356
Accrued Payroll and Payroll Taxes	2,738	5,706
Accrued State Gross Receipts Taxes	1,953	7,049
Other Accrued Expenses	100,963	2,960
Current Portion of Long-Term Debt	22,475	27,592

TOTAL CURRENT LIABILITIES	878,362	726,723

LONG-TERM LIABILITIES
Long-Term Debt, Less Current Portion	95,814	110,587
TOTAL LIABILITIES	974,176	837,310
STOCKHOLDERS’ EQUITY
Common Stock, $.01 par value 25,000,000 shares authorized 17,804,388 shares issued and outstanding	178,044	178,044

Additional Paid In Capital	1,462,558	1,462,558

Retained Earnings	(2,075,009)	(1,736,748)

TOTAL STOCKHOLDERS’ EQUITY	(434,407)	(96,146)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$539,769	$741,164

See Accountant’s Report and Notes To Financial Statement

USIP.COM, INC

CONSOLIDATED STATEMENT OF INCOME (LOSS)

Unaudited

	Nine Months Ended			Three Months Ended
	September 30, 2003		September 30, 2004	September 30, 2003	September 30, 2004
SALES
Commissions	$25,693		$20,322	$11,447	$9,534
Coin Collections	143,878		100,253	46,065	32,463
Dial Around	264,559		95,848	141,970	30,977
Phone Card Sales	7,402		1,795	1,020	240
Equipment Sales	9,027		7,556	1,340	1,408
ATM Revenue	—		—	—	—
Service and Repair Sales	94,064		87,520	32,620	31,042
Total Sales	544,623		313,294	234,462	105,664

COST OF SALES
Telecommunications Costs	184,295		151,941	62,958	51,364
Commissions	1,608		3,090	1,343	896
Repairs and Service Supplies	18,695		9,321	4,951	2,569
Other Direct Expenses - Travel	8,459		9,567	2,826	3,401
Depreciation	161,005		147,697	53,668	49,233
Subcontractors	4,837		5,538	1,612	1,590
Supplies	—		—		—
Total Cost of Sales	378,899		327,154	107,104	109,053

GROSS PROFIT	165,724		(13,860)	107,104	(3,389)

OPERATING EXPENSES
Officers’ Salaries	50,310		50,568	17,028	17,028
Salaries and Wages	91,820		78,356	28,145	24,931
Payroll Taxes	12,889		11,263	3,650	2,993
Insurance	30,369		25,912	8,786	5,475
Office Supplies	8,053		7,948	3,040	397
Telephone	11,762		11,008	4,003	3,941
Utilities	7,086		3,966	1,623	1,312
Vehicle Expenses	—		2,746	890	659
Rent	46,045		47,100	15,329	15,747
Professional Fees	43,492		45,620	6,358	8,060
Travel & Entertainment	2,514		778	301	762
Outside Services	4,834		6,686	1,657	1,448
Total Operating Expenses	309,174		291,951	90,810	82,753

OPERATING INCOME (LOSS)	(305,811	) ) )	(143,450)	16,294	(86,042)

OTHER INCOME (EXPENSE)
Interest Expense	(36,319)		(40,144)	(12,628)	(14,949)
NY State Gross Receipts Tax	(3,688)		4,996	(1,600)	(94	) )
Gain on Sale of Assets	6,228		—	600	—
Interest Income			492		38
Total Other Income	(33,779)		(34,656)	(13,628)	(15,005)

NET INCOME (LOSS)	$(177,229)		$(340,467)	$2,666	$(101,147)

Weighted Common Shares Outstanding	17,699,388		17,804,388	17,699,388	17,804,388

Net Income (Loss) per Common Share	$—		$—	$—	$—

See Accountant’s Report and Notes To Financial Statement

USIP.COM, INC

CONSOLIDATED STATEMENT OF CASH FLOWS

	Nine Months September 30, 2004	Nine Months September 30, 2003
	Unaudited	Unaudited
Cash Flows From Operating Activities:
Net (Loss)	$(340,467)	$(177,229)
Adjustments to reconcile net (loss) to net cash provided (used) by operating activities:
Depreciation Expense	147,697	161,005
(Increase) Decrease in Commissions and Sales Receivables	45,704	(81,612)
(Increase) in Inventory	—	—
(Increase) Decrease in Prepaid Expenses	3,359	(666)
Increase in Accounts Payable	40,673	47,843
Increase (Decrease) in Accrued Expenses and Wages	28,612	29,527
Increase (Decrease) in Accrued State Gross Receipts Taxes	(5,096)	(4,171)

Net cash provided (used) by operating activities	(79,518)	(25,303)

Cash Flows From Investing Activities:
Acquisition of Equipment	—	(1,090)
Sale of Equipment	9,222	16,227

Net cash provided (used) by investing activities	9,222	15,137

Cash Flows From Financing Activities:
Proceeds Received from Line of Credit	90,000	34,200
Principal Payments on Long-term Debt	(19,892)	(24,087)
Proceeds from Issuance on Notes Payable	—	—
Proceeds from Issuance of Stock	—	—

Net cash provided (used) by financing activities	70,108	10,113

Net Increase (Decrease) in cash	(188)	(53)

Cash - Beginning of Period	6,121	7,021

Cash - End of Period	$5,933	$6,968

Supplemental Disclosures of Cash Flow Information:
Cash Paid During Period The Period For:
Interest	$7,214	$7,407
Income Taxes	$—	$7,960

See Accountant’s Report and Notes To Financial Statement

USIP.COM, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2004

(unaudited)

NOTE 1.                SUMMARY INFORMATION

The accompanying unaudited consolidated financial statements include the accounts of USIP.Com, Inc., and our two wholly owned subsidiaries: Datone, Inc. and NB Payphones Ltd.  All significant inter-company amounts have been eliminated.  Our unaudited consolidated financial statements presented herein, should be read in conjunction with the audited consolidated financial statements of our company contained in the Company’s form 10K for the year ended December 31, 2003.

In the opinion of management, the unaudited consolidated financial statements presented herein reflect all adjustments (consisting only of normal recurring adjustments) necessary for fair presentation.  Interim results are not necessarily indicative of results to be expected for the entire year.  For purposes of comparability, certain prior year amounts have been reclassified to conform to current year presentation.

NOTE 2.                COMPANY INFORMATION

On January 16, 2002 we formed a 100% wholly owned subsidiary corporation, The Platinum Funding Corporation.  This company was formed to enter the mortgage brokering business.  As of September 30, 2004, there has been no activity within this corporation.

NOTE 3.                LINE OF CREDIT

For additional capital requirements, the company has various lines of credit to draw on, as of September 30, 2004 the company has drawn on these lines of credit in the amount of $534,500.

NOTE 4.                NOTES PAYABLE

On June 4, 2003, our line of credit with Key Bank was converted to a fixed note payable at 7.5%, payable over a five-year period.   As of September 30, 2004, the outstanding amount on this note was $75,408.

NOTE 5.                GOING CONCERN CONSIDERATIONS

The company has incurred annual operating losses since inception.  The company has had to continue to raise its line of credit borrowings just to meet current obligations as they come due.  This raises doubt as to the company’s future operations.

Cornerstone Services Group, Inc. December 31, 2003 and 2002 and at September 30, 2004

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

FORWARD LOOKING STATEMENTS
Certain statements contained in this MD & A Section, including, without limitation, statements using words such as “believe”, “expect”, “anticipate”, “intend”, “estimate”, “plan”, and words and expressions of similar import, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, and our actual results could differ from those anticipated in such statements as a result of these risks and uncertainties. In addition to the uncertainties stated elsewhere in this report, the factors which could affect these forward-looking statements include, but are not limited to, adverse changes in general economic conditions, including adverse changes in the specific markets for our products, adverse business conditions, increased competition, pricing pressures, lack of success in marketing our products and services, and other factors. These forward-looking statements speak only as of the date of this report and readers are cautioned not to place undue reliance upon such statements.

YEARS ENDED DECEMBER 31, 2003 AND 2002

Revenue
Revenue in 2003 amounted to approximately $2.6 million , representing the net sales generated subsequent to the acquisition of the pharmacy group on June 30, 2003. In 2002 , the Company operations consisted only of the Management Company with no revenues and general overhead operating costs.

Cost of Sales and Gross Margin
Cost of sales amounted to approximately $1.6 million associated with the pharmacy group sales . Gross margins generated from product sales approximated 38%.

Selling, General and Administrative Costs
Total operating costs amounted to approximately $1.6 million versus $221,000 for each of the periods ended December 31, 2003 and 2002, respectively. The increased operating costs in 2003 versus 2002 reflect certain operating costs associated with the pharmacy group.

Net Loss
The Company  incurred a net loss of approximately $705,000 versus $249,000 for the years ended December 31, 2003 and 2002, respectively.

NINE MONTHS  ENDED SEPTEMBER 30, 2004  and 2003

Revenue
Revenue for the nine month period ended September 30, 2004 as compared to 2003 amounted to approximately $3.5 million and $900,000, respectively. In 2003, revenue reflects net sales generated from the pharmacy group since June 30, 2003, the business acquisition date.

Cost of Sales and Gross Margin
Cost of sales amounted to approximately $2.3 million as compared to $518,000. In 2003, cost of sales represents product costs of the pharmacy group since June 30, 2003, the business acquisition date. Realized product gross margins approximated 34.8% versus 40.4 % for the nine months ended September 30, 2004 and 2003, respectively. The lower gross margins realized in 2004 versus 2003 was principally due to the change in product mix sales of generic and brand named drug products. The Company realizes higher product margins from the sale of generic drugs.

Selling, General and Administrative Costs
Total operating costs amounted to approximately $2.9 million and $700,000 during the nine month period ended September 30, 2004 and 2003, respectively. Higher operating costs in 2004 versus 2003 reflect certain operating costs associated with the pharmacy group acquired on June 30, 2003.

Net Loss
The Company incurred a net loss of approximately $1.8 million versus $370,000 for the nine month period ended September 30, 2004 and 2003, respectively.

LIQUIDITY AND FINANCIAL CONDITION AS OF September 30, 2004
Current assets at September 30, 2004 amounted to $744,000. Our working capital deficiency totaled approximately $2.2 million.

Cash used in operating activities during the nine month period ended September 30, 2004 approximated $233,000.

Cash flows provided by financing activities approximated $234,000 which principally consisted of proceeds from capital raising activities.

In view of our recurring losses and our working capital deficit, our auditors have added an explanatory paragraph to their report on our financial statements stating that there is a substantial doubt about our ability to continue as a going concern. Management believes that our major shareholders and new investors will continue to advance the capital required to meet our financial obligations. In addition, Management plans to begin by mid 2005 the implementation of a new business model to sell prescription drugs by mail order to enhance our current revenue stream. There is no assurance, however, that our shareholders will continue to advance capital to us or that our new business operations will be profitable. The possibility of failure in obtaining additional funding and the potential inability to achieve profitability raise doubts about our ability to continue as a going concern. The financial statements described in this report do not include any adjustments that might result from the outcome of this uncertainty.

We believe that required investment capital will be available to us, but there can be no assurance that we will be able to raise funds on terms acceptable to us, or at all. We have the ability to adjust the level of selling and administrative expenses to some extent based on the availability of resources. However, reductions in expenditures could delay development and adversely affect our ability to generate future revenues.

Any equity-based source of additional funds could be dilutive to existing equity holders and the dilution could be material. The lack of sufficient funds from operations or additional capital could force us to curtail or scale back operations and would therefore have an adverse effect on our business. We have no unused sources of liquidity at this time. We expect to incur additional operating losses as a result of expenditures for marketing costs for our Diversacare products and services. The timing and amounts of these expenditures and the extent of our operating losses will depend on many factors, some of which are beyond our control. Accordingly, there can be no assurance that our current expectations regarding required financial resources will prove to be accurate. We anticipate that the development of our mail order services in 2005 may require increased operating costs; however, we cannot currently estimate the amounts of these costs.

OFF-BALANCE SHEET ARRANGEMENTS
We have no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to stockholders.

EFFECT OF INFLATION AND CHANGES IN PRICES
Management does not believe that inflation and changes in price will have a material effect on operations.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES
The preparation of our financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities as of the date of the financial statements and the amounts of revenues and expenses recorded during the reporting periods. We base our estimates on historical experience, where applicable and other assumptions that we believe are reasonable under the circumstances. Actual results may differ from our estimates under different assumptions or conditions.

The sections below present information about the nature of and rationale for our critical accounting estimates.

PRINCIPLES OF CONSOLIDATION
The consolidated financial statements include our accounts and the accounts of our wholly-owned subsidiaries, Cornerstone Services Group, Inc., Diversacare, Inc. and Flare. Intercompany accounts and transactions have been eliminated.

CONCENTRATIONS
Statement of Financial Accounting Standards (“SFAS”) No. 105, “Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk and Financial Instruments with Concentrations of Credit Risk”, requires that we disclose any significant off-balance-sheet and credit risk concentrations. Financial instruments, which potentially expose us to concentrations of credit risk, consist primarily of accounts receivable. Our revenue is derived from the sale of prescription drugs and over-the-counter drugs through our specialty pharmacy stores and through agreements with long-term care facilities located in Houston, Texas area. We do not require collateral on our accounts receivable balances and we provide allowances for potential credit losses. Our allowance for doubtful accounts reflects Management's best estimate of probable losses inherent in the accounts receivable balance. Management determines the allowance based on known troubled accounts, historical experience, and other currently available evidence.

IMPAIRMENT OF GOODWILL AND AMORTIZABLE INTANGIBLES
In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets,” we review goodwill for impairment annually, or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of our business enterprise below its carrying value. The impairment test requires us to estimate the fair value of our overall business enterprise down to the reporting unit level. We estimate fair value using both a discounted cash flows model, as well as an approach using market comparables, both of which are weighted equally to determine fair value. Under the discounted cash flows method, we utilize estimated long-term revenue and cash flows forecasts developed as part of our planning process, as well as assumptions of terminal value, together with an applicable discount rate, to determine fair value. Under the market approach, fair value is determined by comparing us to similar businesses (or guideline companies). Selection of guideline companies and market ratios require management’s judgment. The use of different assumptions within our discounted cash flows model or within our market approach model when determining fair value could result in different valuations for goodwill.

ESTIMATED USEFUL LIVES OF AMORTIZABLE INTANGIBLE ASSETS
Intangible assets are amortized utilizing the straight-line method over the terms of the respective agreements which are five years.

IMPAIRMENT OF LONG-LIVED ASSETS
Pursuant to SFAS No. 144, we periodically assesses the recoverability of long-lived assets, when there are indicators of potential impairment, by measuring the carrying amount of the assets against the estimated undiscounted future cash flows associated with them. At the time such evaluations indicate that the future undiscounted cash flows of certain long-lived assets are not sufficient to recover the carrying value of such assets, the assets are adjusted to their fair values.

IMPACT OF RECENTLY ISSUED ACCOUNTING STANDARDS

On July 30, 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities” which is applied to exit or disposal activities initiated after December 31, 2002. This Statement nullifies existing guidance related to the accounting and reporting for costs associated with exit or disposal activities and requires that the fair value of a liability associated with an exit or disposal activity be recognized when the liability is incurred. Under previous guidance, certain exit costs were permitted to be accrued upon management’s commitment to an exit plan, which is generally before an actual liability has been incurred. The adoption of this Statement did not have a material impact on the Company’s consolidated results of operations or financial position.

The Company adopted FASB Interpretation No.45 (“FIN 45), “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others”, effective January 1, 2003. This interpretation requires certain guarantees to be recorded at fair value as opposed to the current practice of recording a liability only when a loss is probable and reasonably estimable. It also requires a guarantor to make enhanced disclosures concerning guarantees, even when the likelihood of making any payments under the guarantee is remote. The adoption of this Statement did not have a material impact on the Company’s consolidated results of operations or financial position.

The Company adopted FIN 46, “Consolidation of Variable Interest Entities” effective January 1, 2003. This interpretation requires a company to consolidate variable interest entities (“VIE”) if the enterprise is a primary beneficiary (holds a majority of the variable interest) of the VIE and the WE possesses specific characteristics. It also requires additional disclosures for parties involved with VIEs. The adoption of this Statement did not have a material impact on the Company’s consolidated results of operations or financial position.

The Company adopted FIN 46, (Revised December 2003), “Consolidation of Variable Interest Entities”, effective January 1, 2004. This interpretation addresses how a business should evaluate controlling financial interest in an entity. FIN 46R replaces FASB Interpretation No. 46. The adoption of this Statement did not have a material impact on the Company’s consolidated results of operations or financial position.

The Company adopted SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity”, effective June 15, 2003. This Statement requires certain instruments previously classified as equity on a company’s statement of financial position now be classified as liabilities, The adoption of this Statement did not have a material impact on the Company’s consolidated results of operations or financial position.

In December 2004, the EASE issued SEAS No. 123R, “Share Based Payment”. This statement is a revision of SFAS Statement No. 123, “Accounting for Stock-Based Compensation” and supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and its related implementation guidance. SRAS l23R addresses all forms of share based payment ("SBP") awards, including shares issued under employee stock purchase plans, stock options, restricted stock and stock appreciation rights. Under SRAS 123R, SBP awards result in a cost that will be measured at fair value on the awards’ grant date, based on the estimated number of awards that are expected to vest and will be reflected as compensation cost in the historical financial statements. This statement is effective for public entities that file as small business issuers - as of the beginning of the first interim or annual reporting period that begins after December 15, 2005. The Company is currently in the process of evaluating the effect that the adoption of this pronouncement may have on its financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Cornerstone Services Group, Inc.

We have audited the accompanying consolidated balance sheet of Cornerstone Services Group, Inc. and Subsidiary as of December 31, 2003 and the related consolidated statements of operations, stockholders’ deficiency and cash flows for the year ended December 31, 2003 and the period from May 31, 2002 (date of inception) to December 31, 2002. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Cornerstone Services Group, Inc. and Subsidiary as of December 31, 2003 and the results of their consolidated operations and their consolidated cash flows for the year ended December 31, 2003 and the period from May 31, 2002 (date of inception) to December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has had recurring losses since inception, has a working capital deficiency as of December 31, 2003 and is in arrears with its payroll tax obligations. These conditions raise substantial doubt about its ability to continue as going concern. Management’s plans regarding those matters also are described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Marcum & Kliegman, LLP

August 13, 2004
New York, New York

CORNERSTONE SERVICES GROUP, INC.
AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

ASSETS

	September 30, 2004	December 31, 2003

	(Unaudited)
CURRENT ASSETS
Cash and cash equivalents	$11,592	$25,588
Accounts receivable, less allowance for doubtful accounts	320,034	271,396
Inventory	353,710	581,230
Current portion of notes receivable	35,700	20,400
Other current assets	23,072	11,545

Total Current Assets	744,108	910,159

PROPERTY AND EQUIPMENT, Net	104,353	120,283

DEFERRED DEBT OFFERING COSTS	200,000	200,000

NOTES RECEIVABLE, Net of current portion	18,600	33,900

GOODWILL	88,058	88,058

INTANGIBLE ASSETS, Net of accumulated amortization	198,494	237,653

TOTAL ASSETS	$1,353,613	$1,590,053

The accompanying notes are an integral part of these consolidated financial statements.

CORNERSTONE SERVICES GROUP, INC.
AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY

	September 30, 2004	December 31, 2003

	(Unaudited)
CURRENT LIABILITIES
Convertible promissory notes	$492,500	$407,500
Convertible promissory notes - related parties	152,400	95,000
Accounts payable	1,363,975	518,837
Accrued expenses and other current liabilities	668,480	298,175
Current maturities of long-term debt	127,201	157,495
Notes payable - related parties	94,502	134,105

Total Current Liabilities	2,899,058	1,611,112

LONG-TERM DEBT, Less current maturities	144,399	247,502

NOTES PAYABLE - RELATED PARTIES,
Less current maturities	400,000	400,000

TOTAL LIABILITIES	3,443,457	2,258,614

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ DEFICIENCY
Common stock - $.001 par value; 50,000,000
shares authorized; 47,594,320 and 45,606,820
shares issued and outstanding at September 30,
2004 and December 31, 2003, respectively
(see Note 13)	47,594	45,607
Additional paid-in capital	579,109	239,448
Accumulated deficit	(2,716,547)	(953,616)

TOTAL STOCKHOLDERS’ DEFICIENCY	(2,089,844)	(668,561)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIENCY	$1,353,613	$1,590,053

The accompanying notes are an integral part of these consolidated financial statements.

CORNERSTONE SERVICES GROUP, INC.
AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Nine Months Ended September 30,		For the Year Ended	For the Period from May 31, 2002 (Date of Inception) to
			December 31,	December 31,
	2004	2003	2003	2002

	(Unaudited)

NET SALES	$3,462,988	$869,377	$2,556,902	$--

COST OF SALES	2,257,954	517,751	1,586,691	--

GROSS MARGIN	1,205,034	351,626	970,211	--

OPERATING EXPENSES
Compensation costs and related benefits	1,671,534	450,011	1,161,236	102,418
Compensatory element of stock issuances	77,513	--	--	--
Occupancy costs	280,751	67,533	154,304	13,227
Professional fees	202,064	66,795	148,780	59,167
Depreciation and amortization	70,104	28,503	53,145	788
Other operating expenses	349,424	82,878	62,578	45,874
Loss on store closing and business casualty	208,438	--	--	--

TOTAL OPERATING EXPENSES	2,859,828	695,720	1,580,043	221,474

OPERATING LOSS	(1,654,794)	(344,094)	(609,832)	(221,474)

OTHER EXPENSE
Interest expense	(108,137)	(26,240)	(84,977)	(5,483)
Other expenses	--	--	(10,100)	(21,750)

TOTAL OTHER EXPENSE	(108,137)	(26,240)	(95,077)	(27,233)

NET LOSS	$(1,762,931)	$(370,334)	$(704,909)	$(248,707)

The accompanying notes are an integral part of these consolidated financial statements.

CORNERSTONE SERVICES GROUP, INC.
AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ DEFICIENCY

For the Period from May 31, 2002 (Date of Inception) to September 30, 2004

	Common Stock		Additional Paid-in	Accumulated	Total Stockholders’
	Shares	Amount	Capital	Deficit	Deficiency

BALANCE - May 31, 2002

Founders shares issued	36,469,298	$36,469	$(36,469)	$--	$--
Net loss	--	--	--	(248,707)	(248,707)

BALANCE - December 31, 2002	36,469,298	36,469	(36,469)	(248,707)	(248,707)

Issuance of shares for acquisitions on June 30, 2003	9,137,522	9,138	275,917	--	285,055
Net loss	--	--	--	(704,909)	(704,909)

BALANCE - December 31, 2003	45,606,820	45,607	239,448	(953,616)	(668,561)

Compensatory stock issuances	1,987,500	1,987	75,526	--	77,513
Contributed capital	--	--	264,135	--	264,135
Net loss for nine months ended September 30, 2004	--	--	--	(1,762,931)	(1,762,931)

BALANCE - September 30, 2004 (Unaudited)	47,594,320	$47,594	$579,109	$(2,716,547)	$(2,089,844)

The accompanying notes are an integral part of these consolidated financial statements.

CORNERSTONE SERVICES GROUP, INC.
AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Nine Months Ended September 30,		For the Year Ended	For the Period from May 31, 2002 (Date of Inception) to
			December 31,	December 31,
	2004	2003	2003	2002

	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,762,931)	$(370,334)	$(704,909)	$(248,707)
Adjustments to reconcile net loss to net
cash used in operating activities:
Depreciation and amortization	70,104	28,503	53,145	788
Compensatory element of stock issuances	77,513	--	--	--
Changes in operating assets and liabilities:
Accounts receivable, net	(48,638)	(8,060)	(25,347)	--
Inventory	227,520	(37,101)	(74,008)	--
Other current assets	(11,527)	7,553	12,036	(6,000)
Accounts payable	845,138	40,662	327,379	--
Accrued expenses and other current liabilities	370,305	123,282	223,863	59,804

NET CASH USED IN OPERATING ACTIVITIES	(232,516)	(215,495)	(187,841)	(194,115)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(15,015)	(12,753)	(41,070)	(8,241)
Cash acquired from acquisitions	--	42,356	42,356	--
Notes receivable	--	3,400	6,300	--

NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES	(15,015)	33,003	7,586	(8,241)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term borrowings	--	125,000	117,544	--
Repayment of long-term term borrowing	(133,397)	(2,273)	(40,000)	--
Proceeds from convertible notes	192,400	196,500	221,500	281,000
Repayment of convertible notes	(50,000)	--	--	--
Advances from related parties	6,652	50,000	99,105	--
Repayment of advances from affiliates	(46,255)	(35,475)	(70,950)	--
Contributions of capital	264,135	--	--	--
Deferred debt offering costs	--	(200,000)	(200,000)	--

NET CASH PROVIDED BY FINANCING ACTIVITIES	$233,535	$133,752	$127,199	$281,000

The accompanying notes are an integral part of these consolidated financial statements.

CORNERSTONE SERVICES GROUP, INC.
AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS, Continued

	For the Nine Months Ended September 30,		For the Year Ended	For the Period from May 31, 2002 (Date of Inception) to
			December 31,	December 31,
	2004	2003	2003	2002

	(Unaudited)
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	$(13,996)	$(48,740)	$(53,056)	$78,644

CASH AND CASH EQUIVALENTS - Beginning	25,588	78,644	78,644	--

CASH AND CASH EQUIVALENTS - Ending	$11,592	$29,904	$25,588	$78,644

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the periods for:

Interest	$108,137	$13,633	$45,976	$--
Income taxes	$--	$--	$--	$--

Non-cash investing and financing activities:

During the year ended December 31, 2003, the Company completed three business acquisitions. The transactions had the following non-cash impact on the consolidated balance sheet:

Accounts receivable	$246,049	$246,049
Inventory	507,222	507,222
Other current assets	17,581	17,581
Property and equipment	98,499	98,499
Notes receivable	60,600	60,600
Intangible assets	352,117	352,117
Accounts payable	(191,458)	(191,458)
Accrued liabilities	(14,508)	(14,508)
Advances due to related parties	(105,950)	(105,950)
Long-term debt	(327,453)	(327,453)
Notes payable to sellers	(400,000)	(400,000)
Common stock issued to sellers	(285,055)	(285,055)

Cash Acquired from Acquisitions	$(42,356)	$(42,356)

The accompanying notes are an integral part of these consolidated financial statements.

CORNERSTONE SERVICES GROUP, INC.
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited with respect to September 30, 2004 and the
Nine Months Ended September 30, 2004 and 2003)

NOTE 1 – Business, Going Concern and Summary of Significant Accounting Policies

Nature of Business
Cornerstone Services Group, Inc. (the “Company”) was formed on May 31, 2002 as a holding company for purposes of investing its available funds in the long-term health care field. On June 30, 2003, the Company purchased three individual specialty pharmacy operations located in the Houston, Texas area (see Note 2). The acquired businesses sell prescription drugs and over-the-counter drugs through their six special pharmacy stores and through agreements with long-term care facilities.

Going Concern
The Company’s consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization and satisfaction of liabilities and commitments in the normal course of business. The Company has had recurring losses since inception, has a working capital deficiency as of December 31, 2003 and is in arrears with its payroll tax liabilities of approximately $427,000 and $116,000 at September 30, 2004 and December 31, 2003, respectively. Management is seeking to secure additional capital raising in 2004 to accelerate growth and insure long-term viability. During the nine months ended September 30, 2004, the Company received proceeds of $192,400 from the sale of convertible promissory notes and received capital contributions from its founding shareholders totaling $264,135.

The Company’s ability to continue as a going concern is dependent upon obtaining additional financing. These financial statements do not include any adjustments relating to the recoverability of recorded asset amounts that might be necessary as a result of the above uncertainty.

Consolidation Policy
The financial statements include the accounts of the Company and its wholly-owned subsidiary, Diversacare, Inc. All material inter-company balances and transactions have been eliminated.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during each of the reporting periods. Actual results could differ from those estimates.

CORNERSTONE SERVICES GROUP, INC.
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited with respect to September 30, 2004 and the
Nine Months Ended September 30, 2004 and 2003)

NOTE 1 - Business, Going Concern and Summary of Significant Accounting Policies, continued

Unaudited Interim Information
The information presented as of September 30, 2004 and for the nine-month periods ended September 30, 2004 and 2003 have not been audited. In the opinion of management, the unaudited interim financial statements include all adjustments, consisting only of normal recurring adjustments, necessary to make the information not misleading. The results of operations for the nine months ended September 30, 2004 are not necessarily indicative of the results for the year ending December 31, 2004.

Cash and Cash Equivalents
Cash and cash equivalents consist of cash and temporary investments with maturities of three months or less when purchased.

Accounts Receivable
Accounts receivable are stated net of an allowance for uncollectible accounts of $30,000 as of December 31, 2003 and approximately $57,000 as of September 30, 2004. The balance primarily includes amounts due from third party providers (e.g., insurance companies and governmental agencies) and customers.

The allowance for doubtful accounts reflects management’s best estimate of probable losses inherent in the accounts receivable balance. Management determines the allowance based on known troubled accounts, historical experience, and other currently available evidence.

Property and Equipment
Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which are generally three to five years. Expenditures for maintenance and repairs, which do not extend the economic useful life of the related assets, are charged to operations as incurred. Gains or losses on disposal of property and equipment are reflected in the statement of operations in the period of disposal.

Impairment of Long-Lived Assets
The Company groups and evaluates property and equipment and intangible assets excluding goodwill, for impairment at the individual store level, which is the lowest level at which individual cash flows can be identified. When evaluating assets for potential impairment, the Company first compares the carrying amount of the asset to the asset’s estimated future cash flows (undiscounted and without interest charges). If the estimated future cash flows used in this analysis are less than the carrying amount of the asset, an impairment loss calculation is prepared. The impairment loss calculation compares the carrying amount of the asset to the asset’s estimated future cash flows (discounted and with interest charges).

CORNERSTONE SERVICES GROUP, INC.
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited with respect to September 30, 2004 and the
Nine Months Ended September 30, 2004 and 2003)

NOTE 1 - Business, Going Concern and Summary of Significant Accounting Policies, continued

Impairment of Long-Lived Assets, continued
If the carrying amount exceeds the asset’s estimated future cash flows (discounted and with interest charges), the loss is allocated to the long-lived assets of the group on a pro rata basis using the relative carrying amounts of those assets.

Goodwill
The Company has adopted the provisions of SFAS No. 141, “Business Combinations,” and SFAS No. 142, “Goodwill and Other Intangible Assets”. SFAS No. 141 is effective as to any business combination occurring after June 30, 2001 and certain transition provisions that affect accounting for business combinations prior to June 30, 2001 are effective as of the date SFAS No. 142 is applied in its entirety. Goodwill relating to acquisitions completed subsequent to June 30, 2001 is not amortized and is subject to impairment testing. In addition, effective January 1, 2002, the Company will no longer be required to amortize goodwill and certain other intangibles assets relating to acquisitions completed prior to July 1, 2001.

SFAS No. 142 provides, among other things, that goodwill and intangible assets with indeterminate lives shall not be amortized. Goodwill shall be assigned to a reporting unit and annually tested for impairment. Intangible assets with determinate lives shall be amortized over their estimated useful lives, with the useful lives reassessed continuously, and shall be assessed for impairment under the provisions of SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of”. Goodwill is also assessed for impairment on an interim basis when events and circumstances warrant. The Company assesses whether an impairment loss should be recognized and measured by comparing the fair value of the “reporting unit” to the carrying value, including goodwill. If the carrying value exceeds fair value, then the Company will compare the implied fair value of the goodwill (as defined in SFAS No. 142) to the carrying amount of the goodwill. If the carrying amount of the goodwill exceeds the implied fair value, then the goodwill will be adjusted to the implied fair value.

Inventory
Inventory is comprised of finished goods available for sale and is stated at the lower of cost or market utilizing the first-in, first-out (FIFO) method. Reserves for slow moving and obsolete inventory are based on historical experience and current product demand.

Physical inventories are usually not taken at interim dates. The Company uses the gross profit method to estimate its inventory and cost of goods sold in interim periods.

CORNERSTONE SERVICES GROUP, INC.
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited with respect to September 30, 2004 and the
Nine Months Ended September 30, 2004 and 2003)

NOTE 1 - Business, Going Concern and Summary of Significant Accounting Policies, continued

Fair Value of Financial Instruments
The Company’s financial instruments consist primarily of cash, accounts receivable, accounts payable and accrued expenses and short-term debt, which approximate fair value because of their short maturities. The carrying amount of long-term debt approximates fair value due to the market rate of interest incurred by the Company. The fair value of the Company’s notes payable to shareholders and related parties are not reasonably determinable based on the related party nature of the transactions.

Revenue Recognition
The Company recognizes revenue from the sale of pharmacy prescriptions and other merchandise at the time of sale. Customer returns are immaterial.

Vendor Allowances
The Company accounts for vendor allowances under the guidance provided by the Emerging Issues Task Force (“EITF”) Issue No. 02-16, “Accounting by a Reseller for Cash Consideration Received from a Vendor”. Vendor allowances reduce the carrying cost of inventory unless they are specifically identified as a reimbursement for promotional programs and/or other services provided. Funds that are directly linked to advertising commitments are recognized as a reduction of advertising expense in the selling, general and administrative expenses when the related advertising commitment is satisfied. Any such allowances received in excess of the actual cost incurred also reduce the carrying cost of inventory. The total value of any upfront payments received from vendors that are linked to purchase commitments is initially deferred. The deferred amounts are then amortized to reduce cost of goods sold over the life of the contract based upon purchase volume. The total value of any upfront payments received from vendors that are not linked to purchase commitments is also initially deferred. The deferred amounts are then amortized to reduce cost of goods sold on a straight-line basis over the life of the related contract. The total amortization of these upfront payments was not material to the accompanying consolidated financial statements.

For the periods included in these consolidated financial statements, there were no vendor allowances received by the Company.

Store Opening and Closing Costs
New store opening costs, other than capital expenditures, are charged directly to expense when incurred. When the Company closes a store, the present value of estimated unrecoverable costs, including the remaining lease obligation less estimated sublease income and the book value of abandoned property and equipment, are charged to expense.

CORNERSTONE SERVICES GROUP, INC.
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited with respect to September 30, 2004 and the
Nine Months Ended September 30, 2004 and 2003)

NOTE 1 - Business, Going Concern and Summary of Significant Accounting Policies, continued

Advertising Costs
Advertising costs are expensed when the related advertising takes place. Advertising costs, net of vendor funding, which is included in other operating expenses, were approximately $4,900 for the year ended December 31, 2003, $-0- for the period ended December 31, 2002 and amounted to approximately $13,750 and $100 for the nine months ended September 30, 2004 and 2003, respectively.

Income Taxes
The Company provides for federal and state income taxes currently payable, as well as for those deferred because of timing differences between reporting income and expenses for financial statement purposes versus tax purposes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities are measured using the enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recoverable or settled. The effect of a change in tax rates is recognized as income or expense in the period of the change. A valuation allowance is established, when necessary, to reduce deferred income tax assets to the amount that is more likely than not to be realized.

Comprehensive Income
The Company has no material components of other comprehensive income and, accordingly, net loss and comprehensive loss are the same for all periods presented.

Stock Compensation
The Company records stock-based compensation arrangements in accordance with the provisions of Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees”, and complies with the disclosure requirements of Statement of Financial Accounting Standard (“SFAS”) No. 123, Accounting for Stock-Based Compensation” as amended by SFAS No. 148 “Accounting for stock — based compensation — Transition and Disclosure, an amendment of FASB 123”, issued in December 2002. Under APB Opinion No. 25, compensation expense is based on the difference, if any, generally on the date of grant, between the fair value of our stock and the exercise price of the option. Equity instruments issued to non-employee vendors are recorded in accordance with the provisions of SFAS No. 123 and the EITF Issue No. 96-18, “Accounting for Equity Instruments That are Issued to Other Than Employees from Acquiring, or in conjunction with Selling, Goods and Services”. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the equity instrument issued, whichever is more reliably measurable. The measurement date of the fair value of the equity instrument issued is the date on which the counter party’s performance is complete.

CORNERSTONE SERVICES GROUP, INC.
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited with respect to September 30, 2004 and the
Nine Months Ended September 30, 2004 and 2003)

NOTE 1 - Business, Going Concern and Summary of Significant Accounting Policies, continued

Stock Compensation, continued
In December 2002, FASB issued SFAS No. 148, “Accounting for Stock-Based Compensation — Transition and Disclosure — An Amendment of FASB Statement No. 123.” This statement amends SFAS No. 123 to provide alternative methods of transition for a voluntary change to the fair value-based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148 also requires that those effects be disclosed more prominently by specifying the form, content and location of those disclosures. The Company has adopted the increased disclosure requirements of SFAS No. 148 during the year ended December 31, 2003.

	For the Nine Months Ended September 30,		For the Year Ended December 31,	For the Period from May 31 2002 (Inception) to December 31,
	2004	2003	2003	2002

	(Unaudited)
Net loss, as reported	$(1,762,931)	$(370,334)	$(704,909)	$(248,707)

Add: stock-based employee compensation expense included in reported loss	77,513	--	--	--
Less: total stock-based employee compensation expense determined under the fair value- based method for all awards	(77,513)	--	--	--

Proforma Net Loss	$(1,762,931)	$(370,334)	$(704,909)	$(248,707)

Stock Split
In June 2003, the Board of Directors declared a 3.885-for-1stock split. All share data for all periods presented in these financial statements have been adjusted to reflect the stock split.

CORNERSTONE SERVICES GROUP, INC.
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited with respect to September 30, 2004 and the
Nine Months Ended September 30, 2004 and 2003)

NOTE 2 – Business Acquisitions

On June 30, 2003, as part of the Company’s long-term strategic plan, the Company acquired 100% interest in CarePharm, Inc. (“CarePharm”), Diversacare, Inc. (“Diversacare”) and LaPorte Apothecary, Inc. (“LaPorte”), (“the Pharmacy Operations”). The businesses are specialty pharmaceutical companies that operate in the retail and long-term care pharmaceutical industry. The Pharmacy Operations sell prescription drugs and over-the counter drugs through its six specialty pharmacy stores and agreements with long-term care facilities. The Company issued 9,137,522 shares of common stock valued at $285,055 and promissory notes totaling $400,000 as full consideration for the purchase price.

The total purchase price included the issuance of 4,079,251 shares of common stock, valued at $196,598, and the issuance of a promissory note for $75,000 for CarePharm; the issuance of 2,692,306 shares of common stock, valued at $88,457, and the issuance of a promissory note for $125,000 for Diversacare; and the issuance of a promissory note for $200,000 and 2,365,965 shares of common stock, valued at $-0-, for LaPorte. The promissory notes are all due on December 31, 2005. The purchase price has been allocated to intangible assets, goodwill and net tangible assets based on an independent appraisal of fair values (see Page 2 of the consolidated statements of cash flows). The total purchase price was allocated as follows:

	CarePharm	Diversacare	LaPorte	Total

Tangible assets acquired	$459,565	$193,766	$377,077	$1,030,408
Tangible liabilities assumed	303,764	47,438	346,268	697,470

Net tangible assets acquired	155,801	146,328	30,809	332,938
Customer lists/contracts	29,000	16,500	42,500	88,000
Covenant not-to-compete	57,898	33,565	84,596	176,059
Goodwill	28,899	17,064	42,095	88,058

Total	$271,598	$213,457	$200,000	$685,055

Cornerstone’s consolidated financial statements include the results of operations of the Pharmacy Operations effective July 1, 2003.

Amortization expense of other acquisition-related intangible assets acquired on June 30, 2003 under the business combinations totaled $26,406 for the year ended December 31, 2003 and $39,159 for the nine months ended September 30, 2004.

CORNERSTONE SERVICES GROUP, INC.
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited with respect to September 30, 2004 and the
Nine Months Ended September 30, 2004 and 2003)

NOTE 2 – Business Acquisitions, continued

The amortization period of the intangible assets acquired through business combinations is five years. Estimated amortization expense for acquisition-related intangible assets reflected on the December 31, 2003 balance sheet for the year ended December 31, is as follows:

For the Year Ended December 31,	Amount

2004	$52,812
2005	52,812
2006	52,812
2007	52,812
2008	26,405

It is expected that all of the goodwill will be deductible for income tax purposes over a 15-year period.

In the Company’s annual analysis for goodwill impairment conducted as of December 31, 2003, the Company concluded that it did not have any impairment of goodwill based on the then forecasted discounted cash flows. Accordingly, the carrying value of goodwill remained at $88,058.

The financial statements for the periods ended December 31, 2002 and September 30, 2003 do not include the results of operations of the acquired Pharmacy Operations for the period prior to June 30, 2003 (the date of the business acquisitions) and the financial statements for the year ended December 31, 2003 do not include the results of the acquired Pharmacy Operations for the period prior to June 30, 2003. The following summarizes the unaudited proforma results of operations for the periods discussed above, assuming the foregoing acquisitions had occurred on January 1 of each period presented:

	For the Nine Months Ended September 30, 2003 (In Thousands)	For the Year Ended December 31, 2003 (In Thousands)	For the Period Ended December 31, 2002 (In Thousands)

Revenues	$3,313	$5,001	$5,912
Net loss	$ (596)	$ (931)	$ (260)

CORNERSTONE SERVICES GROUP, INC.
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited with respect to September 30, 2004 and the
Nine Months Ended September 30, 2004 and 2003)

NOTE 3 – Notes Receivable

On December 31, 2002, LaPorte entered into an agreement with Proscript, Inc. to sell its pharmacy operation, d/b/a Express Drugs located in Houston, Texas. The sales price was $66,000 and was evidenced by a promissory note of $66,000 payable to the Company. The sale principally included the store’s inventory, office equipment and the assumption of the rental space lease agreement.

Proscript, Inc. is to repay $66,000 at the rate of $1,700 per month, starting March 2003, until fully paid. The note is non-interest bearing and matures in September 2006.

NOTE 4 – Property and Equipment, Net

Property and equipment at December 31, 2003 consists of the following:

Amount

Fixtures, equipment and vehicles	$147,810
Less: accumulated depreciation	27,527

Property and Equipment, Net	$120,283

Depreciation expense for the years ended December 31, 2003 and 2002 was $26,739 and $788, respectively, and $30,945 and $10,688 for the nine months ended September 30, 2004 and 2003, respectively.

NOTE 5 - Deferred Debt Offering Costs

On September 11, 2003, the Company deposited a non-refundable commitment fee of $200,000 to Lily Beter Capital Group, Ltd. (“LBCG”). The deposit provides the right for a period of two years through LBCG to proceed in closing a Merger/Acquisition with a public company. Under the terms of the agreement, the funds ($200,000) shall be used to fund certain expenses related to a Merger/Acquisition transaction and a proposed debt offering. In addition, LBCG has agreed to introduce to the Company various capital raising sources to proceed with a proposed future bond issue in accordance with certain conditions as defined under the Agreement.

In May of 2004, the Company signed an agreement to merge with a publicly-traded company (see Note 13). As of September 30, 2004, none of the $200,000 was used to fund any merger/acquisition costs.

CORNERSTONE SERVICES GROUP, INC.
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited with respect to September 30, 2004 and the
Nine Months Ended September 30, 2004 and 2003)

NOTE 6 - Convertible Promissory Notes

During the period from the date of inception (May 31, 2002) through December 31, 2003, the Company issued various convertible promissory notes, which totaled $502,500, of which $95,000 was to related parties. The notes accrue interest at 10% per annum. The holders have the right to convert the principal and any unpaid accrued interest into shares of common stock upon the completion of a merger with a publicly-traded company at a per share value equal to one-fourth (1/4) of the closing price of the stock on the first day that the stock trades publicly, or the average trading price on the first day of public trading, whichever is lower.

The beneficial conversion feature of these debentures is contingent upon the completion of a merger transaction with a publicly-traded company. The beneficial conversion feature of $502,500 will be charged to interest expense upon the completion of a merger with a publicly-traded company (see Note 13).

NOTE 7 - Long-Term Debt

Long-term debt consists of the following:

	September 30, 2004	December 31, 2003

	(Unaudited)
Toyota Corporation note at interest rate of 15.75%, monthly payment of $325, due November 2007, collateralized by vehicle	$12,350	$15,275

JP Morgan Chase note at interest rate of 10.75%, monthly payment of $2,557, due September 2006, collateralized by certain inventory and accounts receivable with certain personal guaranty	56,256	72,358

JP Morgan Chase SBA note at variable interest rate of 2% above prime, monthly payment of $3,761 due November 2004	2,589	31,915

Compass Bank note at interest rate of 6.00%, monthly principal payment of $3,472, plus interest, due August 2006, collateralized by certain accounts receivable and inventory	73,613	114,583

CORNERSTONE SERVICES GROUP, INC.
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited with respect to September 30, 2004 and the
Nine Months Ended September 30, 2004 and 2003)

NOTE 7 – Long-Term Debt, continued

	September 30, 2004	December 31, 2003

	(Unaudited)
GMAC note at interest rate of 11.99%, monthly payment of $398, due April 2006, collateralized by vehicle	$6,540	$9,538

JP Morgan Chase notes at interest rate of 8.99%, monthly payment of $1,413, due May 2006, collateralized by vehicles	23,252	36,017

JP Morgan Chase note at variable interest rate of 2% above prime, monthly payment of $1,956, due October 2007	70,135	55,969

JP Morgan Chase note at 6.5% interest, monthly payment of $1,780, due January 2007	41,031	55,176

Total Long-Term Debt	271,600	404,997

Less: current maturities	127,201	157,495

Long-Term Debt, Less Current Maturities	$144,399	$247,502

Maturities of long-term debt over the next five years are as follows:

For the Years Ended December 31,	Amount

2004	$157,495
2005	128,581
2006	98,100
2007	20,821

Total	$404,997

CORNERSTONE SERVICES GROUP, INC.
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited with respect to September 30, 2004 and the
Nine Months Ended September 30, 2004 and 2003)

NOTE 8 – Income Taxes

At December 31, 2003, the Company had approximately $900,000 of net operating loss carryforwards for income tax purposes, which expire as follows:

For the Year Ended December 31,	Net Operating Losses

2023	$240,000
2024	660,000

Total	$900,000

As of December 31, 2003, the Company has a deferred tax asset of approximately $324,000, representing the benefits of its net operating loss and certain expenses not currently deductible for tax purposes, principally related to the difference in tax basis of certain intangible assets. The Company’s deferred tax asset has been fully reserved by a valuation allowance since realization of its benefit is uncertain. The difference between the federal and state statutory tax rates of 36% and the Company’s effective federal tax rate of 0% is due to the increase in the valuation allowance of $238,000 (2003) and $86,000 (2002). The Company’s ability to utilize its carryforwards may be subject to an annual limitation in future periods, pursuant to Section 382 of the Internal Revenue Code of 1986, as amended.

NOTE 9 – Commitments and Contingencies

Operating Lease Arrangements
The Company leases space, vehicles and office equipment under operating leases. The operating lease agreements include a base rent and are subject to certain escalation charges, as defined under each lease agreement.

Future minimum rental payments, exclusive of escalation charges, under the above non-cancelable operating leases as of December 31, 2003 are as follows:

For the Year Ending December 31,	Amount

2004	$159,400
2005	111,400
2006	93,200
2007	53,900
2008	50,900

Total	$468,800

CORNERSTONE SERVICES GROUP, INC.
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited with respect to September 30, 2004 and the
Nine Months Ended September 30, 2004 and 2003)

NOTE 9 – Commitments and Contingencies, continued

Rent expense under operating leases for the year ended December 31, 2003 and the period ended December 31, 2002 approximated $93,900 and $5,800, respectively. Rent expense for the nine months ended September 30, 2004 and 2003 amounted to approximately $188,000 and $41,000, respectively. These costs are included as part of occupancy costs in the consolidated statement of operations.

Litigation
In the normal course of business the Company may be involved in legal proceedings in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance.

NOTE 10 – Related Party Transactions

The Company had outstanding $95,000 of convertible promissory notes due to various related parties at December 31, 2003. The terms of these notes are described in Note 6 to the consolidated financial statements.

At December 31, 2003, the Company had outstanding short and long-term non-interest bearing loans of $534,105 due to certain officers and related parties. In connection with the acquisition of CarePharm and Diversacare, the Company assumed debt due to certain of the stockholders of these entities, totaling $105,950, of which $70,950 was repaid during the six months ended December 31, 2003. As additional consideration for the acquisition of LaPorte, the Company issued a promissory note of $200,000 payable to a shareholder of LaPorte, $75,000 payable to the shareholders of CarePharm and $125,000 payable to the shareholders of Diversacare (see Note 2). During the year ended December 31, 2003, two stockholders of the Company advanced $99,105, which is payable on demand without interest. During the nine months ended September 30, 2004, the balance was reduced by $46,255.

Maturities of long-term debt due to related parties are as follows:

For the Year Ended December 31,	Notes Payable	Convertible Promissory Notes

2004	$134,105	$95,000
2005	400,000	--

Total	$534,105	$95,000

CORNERSTONE SERVICES GROUP, INC.
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited with respect to September 30, 2004 and the
Nine Months Ended September 30, 2004 and 2003)

NOTE 10 – Related Party Transactions, continued

The related party interest expense in connection with related party debt amounted to approximately $25,000, $9,700 and $1,100 for the nine months ended September 30, 2004 and for each of the years ended December 31, 2003 and 2002, respectively.

NOTE 11 – Concentrations

The Company purchases substantially all of its inventory products from one principal supplier. If the supplier were to cease to supply these inventory products, management believes there are alternative vendors available to meet its inventory requirements.

For the year ended December 31, 2003 and the nine months ended September 30, 2004, revenues billed to the Texas Department of Health Vendor Drug Program (“Medicaid”) for prescription drugs account for a total of approximately 34% of total consolidated revenues. At December 31, 2003 and September 30, 2004, amounts due from Medicaid approximated $48,000 and approximately $37,000, respectively.

NOTE 12 – New Accounting Pronouncements

On July 30, 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities” which is applied to exit or disposal activities initiated after December 31, 2002. This Statement nullifies existing guidance related to the accounting and reporting for costs associated with exit or disposal activities and requires that the fair value of a liability associated with an exit or disposal activity be recognized when the liability is incurred. Under previous guidance, certain exit costs were permitted to be accrued upon management’s commitment to an exit plan, which is generally before an actual liability has been incurred. The adoption of this Statement did not have a material impact on the Company’s consolidated results of operations or financial position.

The Company adopted FASB Interpretation No. 45 (“FIN 45), “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others”, effective January 1, 2003. This interpretation requires certain guarantees to be recorded at fair value as opposed to the current practice of recording a liability only when a loss is probable and reasonably estimable. It also requires a guarantor to make enhanced disclosures concerning guarantees, even when the likelihood of making any payments under the guarantee is remote. The adoption of this Statement did not have a material impact on the Company’s consolidated results of operations or financial position.

CORNERSTONE SERVICES GROUP, INC.
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited with respect to September 30, 2004 and the
Nine Months Ended September 30, 2004 and 2003)

NOTE 12 – New Accounting Pronouncements, continued

The Company adopted FIN 46, “Consolidation of Variable Interest Entities” effective January 1, 2003. This interpretation requires a company to consolidate variable interest entities (“VIE”) if the enterprise is a primary beneficiary (holds a majority of the variable interest) of the VIE and the VIE possesses specific characteristics. It also requires additional disclosures for parties involved with VIEs. The adoption of this Statement did not have a material impact on the Company’s consolidated results of operations or financial position.

The Company adopted FIN 46, (Revised December 2003), “Consolidation of Variable Interest Entities”, effective January 1, 2004. This interpretation addresses how a business should evaluate controlling financial interest in an entity. FIN 46R replaces FASB Interpretation No. 46. The adoption of this Statement did not have a material impact on the Company’s consolidated results of operations or financial position.

The Company adopted SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity”, effective June 15, 2003. This Statement requires certain instruments previously classified as equity on a company’s statement of financial position now be classified as liabilities. The adoption of this Statement did not have a material impact on the Company’s consolidated results of operations or financial position.

In December 2004, the FASB issued SFAS No. 123R, “Share Based Payment”. This statement is a revision of SFAS Statement No. 123, “Accounting for Stock-Based Compensation” and supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and its related implementation guidance. SFAS 123R addresses all forms of share based payment (“SBP”) awards, including shares issued under employee stock purchase plans, stock options, restricted stock and stock appreciation rights. Under SFAS 123R, SBP awards result in a cost that will be measured at fair value on the awards’ grant date, based on the estimated number of awards that are expected to vest and will be reflected as compensation cost in the historical financial statements. This statement is effective for public entities that file as small business issuers — as of the beginning of the first interim or annual reporting period that begins after December 15, 2005. The Company is currently evaluating the impact that this statement will have on its financial condition or results of operations.

CORNERSTONE SERVICES GROUP, INC.
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited with respect to September 30, 2004 and the
Nine Months Ended September 30, 2004 and 2003)

NOTE 13 – Subsequent Events

Merger
In May of 2004, the Company signed an agreement to merge with a publicly-traded company, named USIP.com, Inc. (“USIP”). The shareholders of the Company will receive shares of common stock of USIP in exchange for their shares of common stock of the Company. Upon the completion of this merger, the shareholders of the Company will own approximately 75% of equity interest of USIP and will control the management and the board of directors of USIP. The completion of this merger is contingent on the satisfaction of certain conditions and a USIP shareholder vote.

On November 10, 2004, the shareholders of Cornerstone Services Group, Inc. approved the merger with USIP. In addition, the shareholders approved the Amendment of the Articles of Incorporation in relation to the change in the par value of the common stock from $.001 to $.0001 per share and the change in the authorized shares from 50,000,000 authorized to 100,000,000 authorized. Both proposals will be effective with the merger, which is anticipated to be completed by the end of the first quarter of 2005.

Further, the shareholders approved a plan of recapitalization to amend the Articles of Incorporation to provide for a 1 for 2 reverse stock-split, effective with the merger, which is anticipated to be completed by the end of the first quarter of 2005.

Contribution to Capital
During the nine months ended September 30, 2004, several of the Company’s shareholders contributed capital totaling $264,135.

Stock Issued for Services
During the nine months ended September 30, 2004, the Company issued 1,987,500 shares of its common stock to employees for services rendered in 2004, valued at $77,513.

New Convertible Promissory Notes
During the nine months ended September 30, 2004, the Company received proceeds from convertible notes totaling $192,400. These notes are identical to the convertible promissory notes described in Note 6.

Store Closing and Losses
During the nine months ended September 30, 2004, the Company suffered a loss as a result of a burglary. The loss, net of insurance reimbursements, totaled $156,190.

In May of 2004, the Company sold one of its retail pharmacies resulting in a loss of $18,195. Revenue from this store for the preceding twelve months approximated $224,000.

CORNERSTONE SERVICES GROUP, INC.
AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited with respect to September 30, 2004 and the
Nine Months Ended September 30, 2004 and 2003)

NOTE 13 – Subsequent Events, continued

Store Closing and Losses, continued
In July of 2004, the Company closed one of its retail pharmacies resulting in a loss of $34,053. Revenue from this store for the twelve months ended June 30, 2004 approximated $240,000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
CarePharm, Inc. and Diversacare, Inc.

We have audited the accompanying combined balance sheet of CarePharm, Inc. and Diversacare, Inc. as of June 30, 2003 and the related combined statements of operations, stockholders’ equity and cash flows for the six months ended June 30, 2003 and the year ended December 31, 2002. These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of CarePharm, Inc. and Diversacare, Inc. as of June 30, 2003, and the results of their combined operations and their combined cash flows for the six months ended June 30, 2003 and the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

On June 30, 2003, 100% of the common stock of CarePharm, Inc. and Diversacare, Inc. was acquired in a business combination (see Note 1).

/s/ Marcum & Kliegman LLP

June 30, 2004
New York, New York

CAREPHARM, INC. AND DIVERSACARE, INC.

COMBINED BALANCE SHEET

June 30, 2003

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$27,156
Accounts receivable, net	138,883
Inventory	343,418

Total Current Assets	$509,457

PROPERTY AND EQUIPMENT, Net	85,773

OTHER ASSETS
Due from related party	49,100
Goodwill, net of accumulated amortization	113,589

Total Other Assets	162,689

TOTAL ASSETS	$757,919

The accompanying notes are an integral part of these combined financial statements.

CAREPHARM, INC. AND DIVERSACARE, INC.

COMBINED BALANCE SHEET

June 30, 2003

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$58,317
Accrued expenses and other current liabilities	6,538
Current maturities of long-term debt	55,467
Notes payable - related parties	105,950

Total Current Liabilities	$226,272

LONG-TERM DEBT, Less current maturities	115,929

TOTAL LIABILITIES	342,201

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY
Common stock - CarePharm, Inc. - $1 par value;
1,000 shares authorized, issued and outstanding	1,000
Common stock - Diversacare, Inc. - $1 par value;
1,000 shares authorized, issued and outstanding	1,000
Additional paid-in capital	565,365
Accumulated deficit	(151,647)

TOTAL STOCKHOLDERS’ EQUITY	415,718

TOTAL LIABILITIES AND STOCKHOLDERS’
EQUITY	$757,919

The accompanying notes are an integral part of these combined financial statements.

CAREPHARM, INC. AND DIVERSACARE, INC.

COMBINED STATEMENTS OF OPERATIONS

	For the Six Months Ended June 30, 2003	For the Year Ended December 31, 2002

NET SALES	$1,574,121	$4,162,411

COST OF SALES	922,728	2,767,094

GROSS MARGIN	651,393	1,395,317

OPERATING EXPENSES:
Compensation costs and related benefits	430,358	874,041
Occupancy costs	69,762	174,578
Depreciation and amortization	18,582	42,370
Other operating expenses	179,934	236,750
Impairment loss - goodwill	60,197	—
Writedown of leasehold improvements	53,000	—

TOTAL OPERATING EXPENSES	811,833	1,327,739

OPERATING (LOSS) INCOME	(160,440)	67,578

OTHER INCOME (EXPENSE)
Other income	2,742	1,511
Interest expense	(9,965)	(19,310)

TOTAL OTHER EXPENSE	(7,223)	(17,799)

(LOSS) INCOME BEFORE INCOME TAXES	(167,663)	49,779

DEFERRED INCOME TAX (BENEFIT) EXPENSE	(15,000)	15,000

NET (LOSS) INCOME	$(152,663)	$34,779

The accompanying notes are an integral part of these combined financial statements.

CAREPHARM, INC. AND DIVERSACARE, INC.

COMBINED STATEMENTS OF STOCKHOLDERS’ EQUITY

For the Six Months Ended June 30, 2003 and the Year Ended December 31, 2002

	Common Stock		Additional Paid-in Capital	Retained Earnings (Accumulated Deficit)	Total Stockholders’ Equity

	Shares	Amount

BALANCE - January 1, 2002	2,000	$2,000	$—	$(16,971)	$(14,971)

Net income	—	—	—	34,779	34,779

Distributions	—	—	—	(16,203)	(16,203)

BALANCE - December 31, 2002	2,000	2,000	—	1,605	3,605

Net loss for the six months ended June 30, 2003	—	—	—	(152,663)	(152,663)

Conversion of debt to capital	—	—	565,365	—	565,365

Distributions	—	—	—	(589)	(589)

BALANCE - June 30, 2003	2,000	$2,000	$565,365	$(151,647)	$415,718

The accompanying notes are an integral part of these combined financial statements.

CAREPHARM, INC. AND DIVERSACARE, INC.

COMBINED STATEMENTS OF CASH FLOWS

	For the Six Months Ended June 30, 2003	For the Year Ended December 31, 2002

CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$(152,663)	$34,779
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Depreciation and amortization	18,582	42,370
Write-down of long-term assets	113,197	—
Changes in operating assets and liabilities:
Accounts receivable	(6,956)	57,202
Inventory	(7,326)	(38,581)
Deferred income taxes	(15,000)	15,000
Accounts payable	23,969	(5,379)
Accrued expenses and other current liabilities	(6,031)	4,796

NET CASH (USED IN) PROVIDED BY
OPERATING ACTIVITIES	(32,228)	110,187

CASH FLOWS USED IN INVESTING ACTIVITIES
Purchases of property and equipment	(57,892)	—

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of long-term borrowings	(30,800)	(77,150)
Advances from related parties	36,981	30,975
Distributions to shareholders	(589)	(16,203)

NET CASH PROVIDED BY (USED IN)
FINANCING ACTIVITIES	$5,592	$(62,378)

The accompanying notes are an integral part of these combined financial statements.

CAREPHARM, INC. AND DIVERSACARE, INC.

COMBINED STATEMENTS OF CASH FLOWS, Continued

	For the Six Months Ended June 30, 2003	For the Year Ended December 31, 2002

NET (DECREASE) INCREASE IN CASH AND
CASH EQUIVALENTS	$(84,528)	$47,809

CASH AND CASH EQUIVALENTS - Beginning	111,684	63,875

CASH AND CASH EQUIVALENTS - Ending	$27,156	$111,684

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during the periods for:

Interest	$9,965	$19,310
Income taxes	$—	$—

Non-cash investing and financing activities:

Conversion of debt to equity	$565,365	$—

The accompanying notes are an integral part of these combined financial statements.

CAREPHARM, INC. AND DIVERSACARE, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1 - Summary of Significant Accounting Policies

Nature of Business

Diversacare, Inc. (“Diversacare”) and CarePharm, Inc. (“CarePharm”) (the “Company” or “Companies”) began business in July 2000 and August 1999, respectively. Both companies operate in the retail and long-term care pharmaceutical industry. The Companies sell prescription and over-the-counter drugs through their three specialty pharmacy stores and agreements with long-term care facilities located in Houston, Texas.

On June 30, 2003, CarePharm and Diversacare entered into stock purchase agreements with Cornerstone Services Group, Inc. (“Cornerstone”). Pursuant to these agreements, the stockholders of CarePharm received 4,079,251 shares of Cornerstone common stock and a promissory note for $75,000, in exchange for 100% of the equity of CarePharm, and the stockholders of Diversacare received 2,692,306 shares of Cornerstone common stock and a promissory note for $125,000, in exchange for 100% of the equity of Diversacare.

Combination Policy - Common Control

The combined financial statements include the accounts of Diversacare and CarePharm, both of which are under common control and ownership. All significant inter-company transactions and balances have been eliminated in combination.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during each of the reporting periods. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and temporary investments with maturities of three months or less when purchased.

Accounts Receivable

Accounts receivable is stated net of an allowance for uncollectible accounts of $-0- as of June 30, 2003. The balance primarily includes amounts due from third party providers (e.g., insurance companies and governmental agencies) and customers. Accounts receivable is reduced by an allowance to estimate the amount that will be actually collected from its customers.

Property and Equipment

Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which are generally three to five years. Expenditures for maintenance and repairs, which do not extend the economic useful life of the related assets, are charged to operations as incurred. Gains or losses on disposal of property and equipment are reflected in the statement of operations in the period of disposal.

CAREPHARM, INC. AND DIVERSACARE, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1 - Summary of Significant Accounting Policies, continued

Impairment of Long-Lived Assets

The Company groups and evaluates property and equipment and intangible assets excluding goodwill, for impairment at the individual store level, which is the lowest level at which individual cash flows can be identified. When evaluating assets for potential impairment, the Company first compares the carrying amount of the asset to the asset’s estimated future cash flows (undiscounted and without interest charges). If the estimated future cash flows used in this analysis are less than the carrying amount of the asset, an impairment loss calculation is prepared. The impairment loss calculation compares the carrying amount of the asset to the asset’s estimated future cash flows (discounted and with interest charges). If the carrying amount exceeds the asset’s estimated future cash flows (discounted and with interest charges), the loss is allocated to the long-lived assets of the group on a pro rata basis using the relative carrying amounts of those assets.

Inventory

Inventory consists of various pharmaceutical drugs and is stated at the lower of cost or market utilizing the first-in, first-out (“FIFO”) method. Reserves for slow moving and obsolete inventory are based on historical experience and current product demand.

Fair Value of Financial Instruments

The Company’s financial instruments consist primarily of cash, accounts payable and accrued expenses and short-term debt, which approximate fair value because of their short maturities. The carrying amount of long-term debt approximates fair value due to the market rate of interest incurred by the Company. The fair value of the Company’s notes payable to shareholders and related parties are not reasonably determinable based on the related party nature of the transactions.

Revenue Recognition

The Company recognizes revenue from the sale of pharmacy prescriptions and other merchandise at the time of sale. Customer returns are immaterial.

Vendor Allowances

The Company accounts for vendor allowances under the guidance provided by the Emerging Issues Task Force (“EITF”) No. 02-16, “Accounting by a Reseller for Cash Consideration Received from a Vendor”. Vendor allowances reduce the carrying cost of inventory unless they are specifically identified as a reimbursement for promotional programs and/or other services provided. Funds that are directly linked to advertising commitments are recognized as a reduction of advertising expense in other operating expenses when the related advertising commitment is satisfied. Any such allowances received in excess of the actual cost incurred also reduce the carrying cost of inventory. The total value of any upfront payments received from vendors that are linked to purchase commitments is initially deferred.

CAREPHARM, INC. AND DIVERSACARE, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1 - Summary of Significant Accounting Policies, continued

Vendor Allowances, continued

The deferred amounts are then amortized to reduce cost of goods sold over the life of the contract based upon purchase volume. The total value of any upfront payments received from vendors that are not linked to purchase commitments are also initially deferred. The deferred amounts are then amortized to reduce cost of goods sold on a straight-line basis over the life of the related contract. The total amortization of these upfront payments was not material to the accompanying combined financial statements. For the periods included in these combined financial statements, there were no vendor allowances received by the Company.

Store Opening and Closing Costs

New store opening costs, other than capital expenditures, are charged directly to expense when incurred. When the Company closes a store, the present value of estimated unrecoverable costs, including the remaining lease obligation less estimated sublease income and the book value of abandoned property and equipment, are charged to expense.

Advertising Costs

Advertising costs are expensed when the related advertising takes place. Advertising costs, net of vendor funding, which are included in other operating expenses, were approximately $1,000 for the six-month period ended June 30, 2003 and $1,200 for the year ended December 31, 2002.

Income Taxes

Diversacare provides for federal and state income taxes currently payable, as well as for those deferred because of temporary differences between reporting income and expenses for financial statement purposes versus tax purposes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets and liabilities are measured using the enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recoverable or settled. The effect of a change in tax rates is recognized as income or expense in the period of the change. A valuation allowance is established, when necessary, to reduce deferred income tax assets to the amount that is more likely than not to be realized.

CarePharm operates as an S corporation and is not subject to federal income tax. On July 1, 2003, CarePharm, Inc. no longer qualifies for S Corporation status as a result of being acquired by Cornerstone (see Note 1).

CAREPHARM, INC. AND DIVERSACARE, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 2 - Property and Equipment, Net

Property and equipment at June 30, 2003 consists of the following:

Amount

Fixtures, equipment and vehicles	$153,314
Less: accumulated depreciation	67,541

Property and Equipment, Net	$85,773

Depreciation expense for the six months ended June 30, 2003 was $18,582 and $42,370 for the year ended December 31, 2002.

During the six months ended June 30, 2003, the Company wrote down the carrying value of its leasehold improvements by $53,000.

NOTE 3 - Long -Term Debt

Long-term debt at June 30, 2003 consists of the following:

Amount

GMAC note at interest rate of 11.99%, monthly payments of $391, due
April 2006, collateralized by vehicle	$11,234
JP Morgan Chase notes at interest rate of 8.99%, monthly payments of
$1,780, due May 6, 2006, collateralized by vehicles	43,518
JP Morgan Chase note at variable interest of 2% above prime, monthly payments of $1,975, due October 2007, collateralized by certain
accounts receivable and inventory	75,000
JP Morgan Chase at interest rate of 6.5%, monthly payments of $1,413,
due January 2007, collateralized by vehicles	41,644

Total Long-Term Debt	171,396

Less: current maturities	55,467

Long-Term Debt, Less Current Maturities	$115,929

The prime interest rate was 3.5% at June 30, 2003 and December 31, 2002, respectively.

CAREPHARM, INC. AND DIVERSACARE, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 3 - Long -Term Debt, continued

Maturities of long-term debt over the next five years are as follows:

Years Ended December 31,	Amount

2004	$57,467
2005	55,685
2006	44,041
2007	14,203

$171,396

NOTE 4 - Goodwill

The Company has adopted the provisions of SFAS Nos. 141, “Business Combinations”, and SFAS No. 142, “Goodwill and Other Intangible Assets”. SFAS No. 141 is effective as to any business combination occurring after June 30, 2001 and certain transition provisions that affect accounting for business combinations prior to June 30, 2001 are effective as of the date SFAS No. 142 is applied in its entirety.

Goodwill relating to acquisitions completed subsequent to June 30, 2001 is not amortized and is subject to impairment testing. In addition, effective January 1, 2002, the Company will no longer be required to amortize goodwill and certain other intangibles assets relating to acquisitions completed prior to July 1, 2001.

SFAS No. 142 provides, among other things, that goodwill and intangible assets with indeterminate lives shall not be amortized. Goodwill shall be assigned to a reporting unit and annually tested for impairment. Intangible assets with determinate lives shall be amortized over their estimated useful lives, with the useful lives reassessed continuously, and shall be assessed for impairment under the provisions of SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of”. Goodwill is also assessed for impairment on an interim basis when events and circumstances warrant. The Company assesses whether an impairment loss should be recognized and measured by comparing the fair value of the “reporting unit” to the carrying value, including goodwill. If the carrying value exceeds fair value, then the Company will compare the implied fair value of the goodwill (as defined in SFAS No. 142) to the carrying amount of the goodwill. If the carrying amount of the goodwill exceeds the implied fair value, then the goodwill will be adjusted to the implied fair value.

In the Company’s 2003 annual analysis conducted in the second quarter of 2003, the Company concluded that it had an impairment loss of $60,197 related to goodwill reflected on Diversacare as a result of an appraisal performed as of June 30, 2003 in connection with the sale of the Company. In addition, there was no impairment of goodwill related to CarePharm based on its then forecasted discounted cash flows and consideration received in connection with the sale of the Company (see Note 1). Accordingly, the carrying value of goodwill was reduced to $113,589.

CAREPHARM, INC. AND DIVERSACARE, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 4 - Goodwill, continued

Goodwill and related accumulated amortization and impairment are as follows as of June 30, 2003:

	Gross Carrying Value	Impairment Loss	Accumulated Amortization	Net

Goodwill	$218,069	$60,197	$44,283	$113,589

NOTE 5 - Related Party Transactions

The Company paid consulting fees to a related party of approximately $14,000 during the year ended December 31, 2002. The Company from time to time receives non-interest bearing advances from certain officers of the Company. The purpose of the borrowings is for general working capital needs. As of June 30, 2003, the Companies had outstanding loans due to certain of its stockholders, totaling $105,950, which are classified as short-term. During the six months ended December 31, 2003, the Company repaid $70,950. During the six months ended June 30, 2003, advances from stockholders totaling $565,365 were converted to capital.

At June 30, 2003 the Company has outstanding short-term loans of $49,100 due from a related party. These loans are non-interest bearing.

NOTE 6 - Commitments and Contingencies

Rental Expense and Lease Commitments

The Company leases space, vehicles and office equipment under operating leases. The leased rental space for the individual pharmacy store primarily include base rent and is subject to certain escalation charges as defined under the lease agreements.

Future minimum rental payments, exclusive of escalation charges, under these non-cancelable operating leases as of June 30, 2003 are as follows:

For the Year Ending December 31,	Amount

(Six months ended December 31,2003)	$27,450
2004	70,300
2005	75,500
2006	36,200
2007	36,200
2008	18,100

Total	$263,750

CAREPHARM, INC. AND DIVERSACARE, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 6 - Commitments and Contingencies, continued

Rent expense under operating leases for the six months ended June 30, 2003 approximated $40,400 and $80,600 for the year ended December 31, 2002. These costs are included as part of occupancy costs in the statement of operations.

Litigation

In the normal course of business the Company may be involved in legal proceedings in the ordinary course of business. Such matters are subject to many uncertainties and outcomes are not predictable with assurance.

NOTE 7 - Concentration of Credit Risks

The Company purchases substantially all of its inventory products from one principal supplier. If the supplier were to cease to supply these inventory products, management believes there are alternative vendors available to meet its inventory requirements.

For the six months ended June 30, 2003 and the year ended December 31, 2002, revenues billed to the Texas Department of Health Vendor Drug Program (“Medicaid”) for prescription drugs account for approximately 61% and 64%, respectively, of total revenues. As of June 30, 2003, amounts due from Medicaid totaled approximately $10,000.

NOTE 8 - Income Taxes

During the year ended December 31, 2002, Diversacare, a “C” corporation, had pre-tax earnings of approximately $51,000. An income tax provision of $15,000 was recorded in the statement of operations for the year then ended.

During the six months ended June 30, 2003, Diversacare incurred a net operating loss of $197,000. As such, Diversacare recorded a tax benefit of $15,000 due to the carryback of the loss to the year 2002.

The Company has not included pro forma income taxes on its “S” corporation earnings since the combined net operating results would not be material for each of the periods presented.

CAREPHARM, INC. AND DIVERSACARE, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 9 - New Accounting Pronouncements

On July 30, 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities”, which is applied to exit or disposal activities initiated after December 31, 2002. This Statement nullifies existing guidance related to the accounting and reporting for costs associated with exit or disposal activities and requires that the fair value of a liability associated with an exit or disposal activity be recognized when the liability is incurred. Under previous guidance, certain exit costs were permitted to be accrued upon management’s commitment to an exit plan, which is generally before an actual liability has been incurred. The adoption of this Statement did not have a material impact on the Company’s combined results of operations or financial position.

The Company adopted FASB Interpretation No. (“FIN”) 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others”, effective January 1, 2003. This interpretation requires certain guarantees to be recorded at fair value as opposed to the current practice of recording a liability only when a loss is probable and reasonably estimable. It also requires a guarantor to make enhanced disclosures concerning guarantees, even when the likelihood of making any payments under the guarantee is remote. The adoption of this Statement did not have a material impact on the Company’s combined results of operations or financial position.

The Company adopted FIN 46, “Consolidation of Variable Interest Entities”, effective January 1, 2003. This interpretation requires a company to consolidate variable interest entities (“VIE”) if the enterprise is a primary beneficiary (holds a majority of the variable interest) of the VIE and the VIE possesses specific characteristics. It also requires additional disclosures for parties involved with VIEs. The adoption of this Statement did not have a material impact on the Company’s combined results of operations or financial position.

The Company adopted FIN 46R, (Revised December 2003), “Consolidation of Variable Interest Entities”, effective January 1, 2004. This interpretation addresses how a business should evaluate controlling financial interest in an entity. FIN 46R replaces FASB Interpretation No. 46. The adoption of this Statement did not have a material impact on the Company’s combined results of operations or financial position.

The Company adopted SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity”, effective June 15, 2003. This Statement requires certain instruments previously classified as equity on a company’s statement of financial position now be classified as liabilities. The adoption of this Statement did not have a material impact on the Company’s combined results of operations or financial position.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder
LaPorte Apothecary, Inc.

We have audited the accompanying balance sheets of LaPorte Apothecary, Inc. as of June 30, 2003 and the related statements of operations, stockholder’s equity and cash flows for the six months ended June 30, 2003 and the year ended December 31, 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LaPorte Apothecary, Inc. as of June 30, 2003 and the results of its operations and its cash flows for the six months ended June 30, 2003 and the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

On June 30, 2003, 100% of LaPorte Apothecary, Inc.’s common stock was acquired in a business combination (See Note 1).

/s/ Marcum & Kliegman, LLP

June 30, 2004
New York, New York

LaPORTE APOTHECARY, INC.

BALANCE SHEET

June 30, 2003

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$15,200
Accounts receivable	107,166
Inventory, net	163,804
Current portion of notes receivable	20,400
Other current assets	17,581

Total Current Assets	$324,151

PROPERTY AND EQUIPMENT, Net	12,726

OTHER ASSETS
Notes receivable, net of current portion	40,200

TOTAL ASSETS	$377,077

The accompanying notes are an integral part of these financial statements.

LaPORTE APOTHECARY, INC.

BALANCE SHEET

June 30, 2003

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES
Accounts payable	$133,141
Due to related party	49,100
Accrued expenses and other current liabilities	7,970
Current maturities of long-term debt	64,116

Total Current Liabilities	$254,327

OTHER LIABILITIES
Long term debt, less current maturities	91,941

TOTAL LIABILITIES	346,268

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER’S EQUITY
Common stock - $1 par value; 1,000 shares
authorized; 1,000 shares issued and outstanding	1,000
Additional paid in capital	121,646
Accumulated deficit	(91,837)

TOTAL STOCKHOLDER’S EQUITY	30,809

TOTAL LIABILITIES AND
STOCKHOLDER’S EQUITY	$377,077

The accompanying notes are an integral part of these financial statements.

LaPORTE APOTHECARY, INC.

STATEMENTS OF OPERATIONS

	For the Six Months Ended June 30, 2003	For the Year Ended December 31, 2002

NET SALES	$870,334	$1,749,972

COST OF SALES	493,054	840,517

GROSS MARGIN	377,280	909,455

OPERATING EXPENSES
Compensation costs and related benefits	263,917	569,799
Occupancy costs	64,445	153,665
Depreciation and amortization	5,546	12,420
Other operating expenses	78,153	171,413
Write-down of property and equipment	—	22,390
Gain on sale of assets	—	(54,391)

TOTAL OPERATING EXPENSES	412,061	875,296

OPERATING (LOSS) INCOME	(34,781)	34,159

INTEREST EXPENSE	(12,022)	(28,064)

(LOSS) INCOME BEFORE INCOME TAXES	(46,803)	6,095

INCOME TAXES	—	—

NET (LOSS) INCOME	$(46,803)	$6,095

The accompanying notes are an integral part of these financial statements.

LaPORTE APOTHECARY, INC.

STATEMENTS OF STOCKHOLDER’S EQUITY

For the Six Months Ended June 30, 2003 and the Year Ended December 31, 2002

	Common Stock		Paid-in Capital	(Accumulated Deficit)	Total Stockholder’s Equity
	No. of Shares	Amount

BALANCE - January 1, 2002	1,000	$1,000	$37,500	$(28,061)	$10,439

Capital contributed	—	—	71,220	—	71,220

Net income	—	—	—	6,095	6,095

Distributions	—	—	—	(23,068)	(23,068)

BALANCE - December 31, 2002	1,000	1,000	108,720	(45,034)	64,686

Capital contributed	—	—	12,926	—	12,926

Net loss for the six months ended June 30, 2003	—	—	—	(46,803)	(46,803)

BALANCE - June 30, 2003	1,000	$1,000	$121,646	$(91,837)	$30,809

The accompanying notes are an integral part of these financial statements.

LaPORTE APOTHECARY, INC.

STATEMENTS OF CASH FLOWS

	For the Six Months Ended June 30, 2003	For the Year Ended December 31, 2002

CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$(46,803)	$6,095
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Gain on disposal of assets	—	(54,391)
Depreciation and amortization	5,546	12,420
Write-down of property and equipment	—	22,390
Changes in operating assets and liabilities:
Accounts receivable, net	57,384	(10,396)
Inventory	(1,476)	(41,353)
Other current assets	(4,820)	18,466
Accounts payable	(4,923)	(52,388)
Accrued expenses and other current liabilities	2,905	1,044

NET CASH PROVIDED BY (USED IN)
OPERATING ACTIVITIES	7,813	(98,113)

CASH FLOWS PROVIDED BY INVESTING ACTIVITIES
Notes receivable, repayments	8,435	106,247

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of long-term borrowings	(29,869)	(96,466)
Advances from related party	—	35,000
Distributions to shareholder	—	(23,068)
Shareholder contributions	12,926	71,220

NET CASH USED IN FINANCING ACTIVITIES	$(16,943)	$(13,314)

The accompanying notes are an integral part of these financial statements.

LaPORTE APOTHECARY, INC.

STATEMENTS OF CASH FLOWS, Continued

	For the Six Months Ended June 30, 2003	For the Year Ended December 31, 2002

NET DECREASE IN CASH AND
CASH EQUIVALENTS	$(695)	$(5,180)

CASH AND CASH EQUIVALENTS - Beginning	15,895	21,075

CASH AND CASH EQUIVALENTS - Ending	$15,200	$15,895

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during the periods for:

Interest	$12,237	$28,521
Income taxes	$—	$—

Non-cash investing and financing activities:

Equipment purchased through issuance of
long-term debt	$—	$19,500
Notes receivable received in connection with sale of assets	$—	$66,000

The accompanying notes are an integral part of these financial statements.

LaPORTE APOTHECARY, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - Summary of Significant Accounting Policies

Nature of Business

LaPorte Apothecary, Inc. (the “Company”) began business in May 1989. The Company operates primarily in the retail environment of the pharmaceutical industry. The Company sells prescription drugs and over-the-counter drugs through its four specialty pharmacy stores and agreements with long-term care facilities located in Houston, Texas.

On June 30, 2003, the sole stockholder entered into a stock purchase agreement with Cornerstone Services Group, Inc. (“Cornerstone”). Pursuant to this agreement, the stockholder sold all of his issued and outstanding common stock to Cornerstone. The sales price included the receipt of 2,365,965 shares of common stock of Cornerstone and the receipt of a $200,000 note as defined under the Agreement.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and temporary investments with maturities of three months or less when purchased.

Accounts Receivable

Accounts receivable is stated net of an allowance for uncollectible accounts of $60,000 as of June 30, 2003. The balance primarily includes amounts due from third party providers (e.g., insurance companies and governmental agencies) and customers. Accounts receivables are reduced by an allowance to estimate the amount that will be actually collected from its customers.

Property and Equipment

Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which are generally three to five years. Expenditures for maintenance and repairs, which do not extend the economic useful life of the related assets, are charged to operations as incurred. Gains or losses on disposal of property and equipment are reflected in the statement of operations in the period of disposal.

LaPORTE APOTHECARY, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - Summary of Significant Accounting Policies, continued

Impairment of Long-Lived Assets

The Company groups and evaluates property and equipment for impairment at the individual store level, which is the lowest level at which individual cash flows can be identified. When evaluating assets for potential impairment, the Company first compares the carrying amount of the asset to the asset’s estimated future cash flows (undiscounted and without interest charges). If the estimated future cash flows used in this analysis are less than the carrying amount of the asset, an impairment loss calculation is prepared. The impairment loss calculation compares the carrying amount of the asset to the asset’s estimated future cash flows (discounted and with interest charges). If the carrying amount exceeds the asset’s estimated future cash flows (discounted and with interest charges), the loss is allocated to the long-lived assets of the group on a pro rata basis using the relative carrying amounts of those assets.

Inventory

Inventory consists of various pharmaceutical drugs and is stated at the lower of cost or market utilizing the first-in, first-out (“FIFO”) method. Reserves for slow moving and obsolete inventory are based on historical experience and current product demand.

Fair Value of Financial Instruments

The Company’s financial instruments consist primarily of cash, accounts receivable, accounts payable and accrued expenses and short-term debt, which approximate fair value because of their short maturities. The carrying amount of long-term debt approximates fair value due to the market rate of interest incurred by the Company. The fair value of the Company’s notes payable to shareholders and related parties are not reasonably determinable based on the related party nature of the transactions.

Revenue Recognition

The Company recognizes revenue from the sale of pharmacy prescriptions and other merchandise at the time of sale. Customer returns are immaterial.

LaPORTE APOTHECARY, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - Summary of Significant Accounting Policies, continued

Vendor Allowances

The Company accounts for vendor allowances under the guidance provided by the Emerging Issues Task Force (“EITF”) No. 02-16, “Accounting by a Reseller for Cash Consideration Received from a Vendor”. Vendor allowances reduce the carrying cost of inventory unless they are specifically identified as a reimbursement for promotional programs and/or other services provided. Funds that are directly linked to advertising commitments are recognized as a reduction of advertising expense in the other operating expenses line when the related advertising commitment is satisfied. Any such allowances received in excess of the actual cost incurred also reduce the carrying cost of inventory. The total value of any upfront payments received from vendors that are linked to purchase commitments is initially deferred. The deferred amounts are then amortized to reduce cost of goods sold over the life of the contract based upon purchase volume. The total value of any upfront payments received from vendors that is not linked to purchase commitments is also initially deferred. The deferred amounts are then amortized to reduce cost of goods sold on a straight-line basis over the life of the related contract. The total amortization of these upfront payments was not material to the accompanying financial statements. For the periods included in these financial statements, there were no vendor allowances received by the Company.

Store Opening and Closing Costs

New store opening costs, other than capital expenditures, are charged directly to expense when incurred. When the Company closes a store, the present value of estimated unrecoverable costs, including the remaining lease obligation less estimated sublease income and the book value of abandoned property and equipment, are charged to expense.

Advertising Costs

Advertising costs are expensed when the related advertising takes place. Advertising costs, net of vendor funding, which are included in other operating expenses, were $0 for the six month period ended June 30, 2003 and $275 for the year ended December 31, 2002.

Income Taxes

The Company operates as an S corporation and is not subject to federal income tax. Accordingly, there is no provision for income taxes reflected in the accompanying financial statements. On July 1, 2003, the Company no longer qualifies for S-Corp. status as a result of being acquired by Cornerstone (see Note 1).

LaPORTE APOTHECARY, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 2 - Property and Equipment, Net

Property and equipment at June 30, 2003 consists of the following:

Fixtures, equipment and vehicles	$54,518
Less: accumulated depreciation and amortization	41,792

Property and Equipment, Net	$12,726

Depreciation and amortization expense for the six months ended June 30, 2003 was $5,546 and $12,420 for the year ended December 31, 2002.

During the year ended December 31, 2002, the Company wrote-down certain leasehold improvements and equipment by $22,390.

NOTE 3 - Notes Receivable

On December 31, 2002 the Company entered into an agreement with Proscript, Inc. to sell its pharmacy operation, d/b/a Express Drugs, located in Houston, Texas. The sales price was $66,000 and was evidenced by a promissory note of $66,000 payable to the Company. The sale principally included the store’s inventory, office equipment and the assumption of the rental space lease agreement. The Company realized a gain from sale of $54,391 which is included as part of operating expenses.

In 2002, sales of approximately $215,000 were generated at this store location.

Proscript, Inc. is to repay $66,000 at the rate of $1,700 per month, starting March 2003, until fully paid. The note is non-interest bearing and matures in September 2006.

LaPORTE APOTHECARY, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 4 - Long -Term Debt

Long-term debt at June 30, 2003 consists of the following:

Toyota Corporation note - due in monthly installments of $325, including interest at 15.75% due November, 2007, collateralized by vehicle.	$17,226

JP Morgan Chase note - due in monthly installments of $3,761, including interest at 10.75% due September, 2006, collateralized by inventory and accounts receivables with certain personal guaranty.	84,685

JP Morgan Chase SBA note - due in monthly installment of $2,538, plus variable interest rate of prime plus 2%, due November 2004	48,085

Other	6,061

Total Long Term Debt	156,057

Less: current maturities	64,116

Long-Term Debt, Less Current Maturities	$91,941

The prime interest rate was 3.5% at June 30, 2003 and December 31, 2002.

Maturities of long-term debt over the next five years are as follows:

Years Ended December 31,	Amount

2004	$64,116
2005	46,934
2006	37,246
2007	7,761

$156,057

NOTE 5 - Related Party Transactions

At June 30, 2003, the Company has outstanding loans of $49,100 due to two related companies. The loan proceeds were used for general working capital needs. These loans are non-interest bearing and are payable on demand.

LaPORTE APOTHECARY, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 6 - Employee Benefit Plan

Effective February 2002, the Company adopted a 401(k) Plan (the “Plan”). The terms of the Plan provide for eligible employees who have met certain age and service requirements to participate by electing to contribute up to 15% of their gross salary to the Plan, as defined. The Company did not make any discretionary employer contributions during the six months ended June 30, 2003 and the year ended December 31, 2002. The Plan was terminated in October 2003.

NOTE 7 - Commitments and Contingencies

Rental Expense and Lease Commitments

The Company primarily leases space at each of their pharmacy stores. The operating lease agreements include a base rent and are subject to certain escalation charges as defined under each lease agreement.

As of June 30, 2003, minimum future lease payments, exclusive of escalation charges, required under operating lease agreements that have initial or remaining non-cancelable lease terms in excess of one year are:

Year Ending December 31,	Amount
2003 (Six months ended December 31, 2003)	$44,200
2004	37,300
2005	17,700
2006	17,700
2007	14,700

Total Minimum Lease Payments	$131,600

Rent expense under operating leases for the six months ended June 30, 2003 approximated $49,700 and $ 117,700 for the year ended December 31, 2002. These costs are included as part of occupancy costs in the statement of operations.

Litigation

In the normal course of business the Company may be involved in legal proceedings in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance.

LaPORTE APOTHECARY, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 8 - Concentration of Credit Risk

The Company purchases substantially all of its inventory products from one principal supplier. If the supplier were to cease to supply these inventory products, management believes there are alternative vendors available to meet its inventory requirements.

For the six month period ended June 30, 2003 and the year ended December 31, 2002, revenues billed to the Texas Department of Health Vendor Drug Program (“Medicaid”) for prescription drugs account for approximately 37% and 41%, respectively, of total Company revenues. As of June 30, 2003, amounts due from Medicaid totaled $905.

NOTE 9 - New Accounting Pronouncements

On July 30, 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities” which is applied to exit or disposal activities initiated after December 31, 2002. This Statement nullifies existing guidance related to the accounting and reporting for costs associated with exit or disposal activities and requires that the fair value of a liability associated with an exit or disposal activity be recognized when the liability is incurred. Under previous guidance, certain exit costs were permitted to be accrued upon management’s commitment to an exit plan, which is generally before an actual liability has been incurred. The adoption of this Statement did not have a material impact on the Company’s results of operations or financial position.

The Company adopted FASB Interpretation (“FIN”) No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others”, effective January 1, 2003. This interpretation requires certain guarantees to be recorded at fair value as opposed to the current practice of recording a liability only when a loss is probable and reasonably estimable. It also requires a guarantor to make enhanced disclosures concerning guarantees, even when the likelihood of making any payments under the guarantee is remote. The adoption of this Statement did not have a material impact on the Company’s results of operations or financial position.

The Company adopted FIN 46, “Consolidation of Variable Interest Entities”, effective January 1, 2003. This interpretation requires a company to consolidate variable interest entities (“VIE”) if the enterprise is a primary beneficiary (holds a majority of the variable interest) of the VIE and the VIE possesses specific characteristics. It also requires additional disclosures for parties involved with VIEs. The adoption of this Statement did not have a material impact on the Company’s results of operations or financial position.

LaPORTE APOTHECARY, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 9 - New Accounting Pronouncements, continued

The Company adopted FIN 46R, (revised December 2003), “Consolidation of Variable Interest Entities”, effective January 1, 2004. This interpretation addresses how a business should evaluate controlling financial interest in an entity. FIN 46R replaces FASB Interpretation No. 46. The adoption of this Statement did not have a material impact on the Company’s results of operations or financial position.

The Company adopted SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity”, effective June 15, 2003. This Statement requires certain instruments previously classified as equity on a company’s statement of financial position now be classified as liabilities. The adoption of this Statement did not have a material impact on the Company’s results of operations or financial position.

USIP.Com, Inc. and Subsidiary

Pro Forma Consolidated Financial Statements

(Unaudited)

The following unaudited pro forma consolidated balance sheet includes the balance sheet of USIP.com, Inc. and Subsidiary (“USIP”) as of September 30, 2004 and as adjusted for (i) the proposed sale of our telecom subsidiaries; (ii) the proposed merger with Cornerstone Services Group, Inc. and Subsidiaries (“Cornerstone”); (iii) the proposed change in our capital structure; (iv) the conversion of Cornerstone’s convertible notes; and (v) the effect of our proposed 1-for-2 reverse stock-split, all as if these transactions had occurred as of September 30, 2004.

The following unaudited pro forma consolidated statements of operations for the year ended December 31, 2003 and the nine months ended September 30, 2004 include the results of operations of USIP and, as adjusted for (i) the proposed sale of our telecom subsidiaries; (ii) the proposed merger with Cornerstone; (iii) the conversion of Cornerstone’s convertible notes; and (iv) the effect of our proposed 1-for-2 reverse stock-split, all as if these transactions had occurred as of the beginning periods.

The consolidated financial statements should be read in conjunction with the separate historical financial statements of USIP and the historical financial statements of Cornerstone appearing elsewhere herein. These pro forma financial statements are not necessarily indicative of the consolidated financial position, had the acquisition occurred on the date indicated above, or the consolidated results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.

USIP.Com, INC. and Subsidiaries
Unaudited Pro Forma Consolidated Balance Sheet
9/30/2004

	USIP.COM, INC.	Cornerstone Services Group, Inc. and Subsidiary	Pro Forma Adjustments		Pro Forma

ASSETS
CURRENT ASSETS
Cash	$5,933	$11,592	$(5,933	)(1)	$11,592
Accounts receivable, net	63,935	320,034	(63,935	)(1)	320,034
Inventory	20,289	353,710	(20,289	)(1)	353,710
Current portion of notes receivable	—	35,700	—		35,700

Other current assets	1,630	23,072	(1,630	)(1)	23,072
TOTAL CURRENT ASSETS	91,787	744,108	(91,787)		744,108
PROPERTY AND EQUIPMENT, Net	447,982	104,353	(447,982	)(1)	104,353
DEFERRED DEBT OFFERING COSTS	—	200,000	—		200,000
NOTES RECEIVABLE, Net of current portion	—	18,600	—		18,600
GOODWILL	—	88,058	—		88,058
INTANGIBLE ASSETS, Net	—	198,494	—		198,494

TOTAL ASSETS	$539,769	$1,353,613	$(539,769)		$1,353,613

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY
Current Liabilities
Convertible promissory notes	$—	$492,500	$(492,500	)(4)	$—
Convertible promissory notes - related parties	—	152,400	(152,400	)(4)	—
Accounts payable	215,733	1,363,975	(215,733	)(1)	1,363,975
Line of credit	534,500	—	(434,500	)(1)	100,000
Accrued expenses and other current liabilities	105,654	668,480	(105,654	)(1)	668,480
Current portion of long-term debt	22,475	127,201	(22,475	)(1)	127,201
Notes payable - related parties	—	94,502	—		94,502

TOTAL CURRENT LIABILITIES	878,362	2,899,058	(1,423,262)		2,354,158
LONG-TERM DEBT, Less current portion	95,814	144,399	(95,814	)(1)	144,399
NOTES PAYABLE - RELATED PARTIES, Less current portion	—	400,000	—		400,000

TOTAL LIABILITIES	974,176	3,443,457	(1,519,076)		2,898,557

STOCKHOLDERS’ EQUITY
Common stock	178,044	47,594	(222,098	)(1)(4)(5)	3,540
Additional paid-in capital	1,462,558	579,109	(873,604	)(1)(4)(5)	1,168,063
Accumulated deficit	(2,075,009)	(2,716,547)	2,075,009	(1)	(2,716,547)

TOTAL STOCKHOLDERS’ DEFICIENCY	(434,407)	(2,089,844)	979,307		(1,544,944)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIENCY	$539,769	$1,353,613	$(539,769)		$1,353,613

USIP.Com, INC. and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2004

	USIP.COM, INC.	Cornerstone Services Group, Inc. and Subsidiary	Pro Forma Adjustments		Pro Forma

		(1)
NET SALES	$313,294	$3,462,988	$(313,294	)(1)	$3,462,988
COST OF SALES	327,154	2,292,007	(327,154	)(1)	2,292,007

GROSS PROFIT	(13,860)	1,170,981	13,860		1,170,981

OPERATING EXPENSES
Compensation costs and related benefits	140,187	1,671,534	(140,187	)(1)	1,671,534
Compensatory element of stock issuances	—	77,513	—		77,513
Occupancy costs	62,074	280,751	(62,074	)(1)	280,751
Professional fees	45,620	202,064	(45,620	)(1)	202,064
Depreciation and amortization	—	70,104	—		70,104
Other operating costs	44,070	349,423	(44,070	)(1)	349,423
Loss on store closing and business casualty	—	174,386	—		174,386

Total Operating Expenses	291,951	2,825,775	(291,951)		2,825,775

OPERATING (LOSS)	(305,811)	(1,654,794)	305,811		(1,654,794)
OTHER INCOME (EXPENSE)
Other income	5,488	—	(5,488	)(1)	—
Interest expense	(40,144)	(108,137)	32,644	(1)(2)	(67,637)
			48,000	(4)

Total Other (Expense)	(34,656)	(108,137)	75,156		(67,637)

NET LOSS	$(340,467)	$(1,762,931)	$380,967		$(1,722,431)

Pro Forma Basic and Diluted Net Loss per Common Share	$(0.04)				$(0.05)

Pro Forma Weighted Average Basic and Diluted Number of Common Shares
Outstanding	8,902,194				35,402,194

USIP.Com, INC. and Subsidiaries
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2003

	USIP.COM, INC.	Cornerstone Services Group, Inc. and Subsidiary	Carepharm, Inc. and Diversacare, Inc.	LaPorte Apothecary, Inc.	Other Pro Forma Adjustments		Pro Forma

			(Six Months Ended 6/30/03)	(Six Months Ended 6/30/03)
		(1)	(1) (3)	(1) (3)

NET SALES	$670,381	$2,556,902	$1,574,121	$870,334	$(670,381	)(1)	$5,001,357
COST OF SALES	509,311	1,586,691	922,728	493,054	(509,311	)(1)	3,002,473

GROSS PROFIT	161,070	970,211	651,393	377,280	(161,070)		1,998,884

OPERATING EXPENSES
Compensation costs and related benefits	200,200	1,161,236	430,358	263,917	(200,200	)(1)	1,855,511
Occupancy costs	69,595	154,304	69,762	64,445	(69,595	)(1)	288,511
Professional fees	55,466	148,780	—	—	(55,466	)(1)	148,780
Depreciation and amortization	—	53,145	18,582	5,546	26,406	(3)	103,679
Other operating costs	93,465	62,578	179,934	78,153	(93,465	)(1)	320,665
Impairment loss	—	—	113,197	—	—		113,197

Total Operating Expenses	418,726	1,580,043	811,833	412,061	(392,320)		2,830,343

OPERATING (LOSS)	(257,656)	(609,832)	(160,440)	(34,781)	231,250		(831,459)
OTHER INCOME (EXPENSE)
Other income	6,871	—	2,742	—	(6,871	)(1)	2,742
Interest expense	(49,288)	(84,977)	(9,965)	(12,022)	39,288	(1)(2)	(78,964)
					38,000	(4)
Other expenses	—	(10,100)	—	—	—		(10,100)

Total Other (Expense)	(42,417)	(95,077)	(7,223)	(12,022)	70,417		(86,322)

NET LOSS BEFORE INCOME TAXES	(300,073)	(704,909)	(167,663)	(46,803)	301,667		(917,781)
Income tax expense (benefit)	8,187	—	(15,000)	—	6,813	(1)	—

NET LOSS	$(308,260)	$(704,909)	$(152,663)	$(46,803)	$294,854		$(917,781)

Pro Forma Basic and Diluted Net Loss per
Common Share	$(0.03)						$(0.03)

Pro Forma Weighted Average Basic and Diluted Number of Common
Shares Outstanding	8,902,194						35,402,194

USIP.COM.INC. AND SUBSIDIARIES

Notes to Unaudited Pro Forma Consolidated Financial Statements

Overview

The unaudited pro forma consolidated financial statements presented assume that all of the matters included in this proxy filing are approved by our shareholders.

1.	Effective with the approval of our shareholders and the filing of our amended articles of incorporation:

a)

We will sell our telecom subsidiaries for a purchase price equal to all of our liabilities, except for $100,000. The carrying value of our telecom assets totals $539,769 as of September 30, 2004 and our liabilities total $974,176 as of September 30, 2004. As a result of this proposed sale, our pro forma gain will amount to $334,407 [($974,176 - $100,000) = $874,176 - $539,769]. Accordingly, our pro forma balance sheet and pro forma statements of operations have been adjusted to remove the assets and liabilities, revenues and expenses related to the telecom subsidiaries.

b)

Cornerstone will merge with us and we will issue to the shareholders of Cornerstone 26,500,000 of our post-split common shares, or approximately 75% of our equity interests. After this merger, the shareholders of Cornerstone will control us, including controlling our board of directors. This merger will be accounted for as a reverse merger, under which Cornerstone will be deemed to have acquired us after our sale of our telecom subsidiaries.

c)	We will change our name to Cornerstone Services Group, Inc.

2.

As discussed in pro forma Note 1a, $100,000 of our interest-bearing debt will remain with us after the sale of our telecom subsidiaries. Accordingly, the pro forma interest expense related to this debt for the year ended December 31, 2003 and the nine months ended September 30, 2004 amounts to $10,000 and $7,500, respectively.

3.

Effective July 1, 2003, Cornerstone acquired LaPorte and the Diversacare/Carepharm Group. The consolidated financial statements of Cornerstone for the year ended December 31, 2003 include the results of LaPorte and Diversacare/Carepharm for the six month-period ended December 31, 2003. Accordingly, we added the operating results of Carepharm and Diversacare/Carepharm for the six-month period ended June 30, 2003 to arrive at the combined pro forma operating results for the year ended December 31, 2003.

In addition, our pro forma statement of operations for the year ended December 31, 2003 includes a $26,406 increase in the amortization expense related to the intangible assets acquired in the LaPorte and Diversacare/Carepharm acquisitions.

4.

Concurrent with the Cornerstone merger, Cornerstone’s convertible debentures of $644,900 and related accrued interest will be automatically converted to shares of our common stock. These shares are included in the 26,500,000 post-split shares to be issued pursuant to the Cornerstone merger.

Interest expense related to the convertible debentures included in Cornerstone’s statements of operations for the year ended December 31, 2003 and the nine months ended September 30, 2004 was $38,000 and $48,000, respectively.

5.

Our articles of incorporation will be amended to: (i) increase our authorized common shares to 250,000,000 and our par value will be changed to $.0001 per share; (ii) to authorize 250,000,000 shares of preferred stock and (iii) to authorize a 1-for-2 reverse-split of our common stock.

Our pro forma common shares outstanding after our merger with Cornerstone will total 35,402,194 after our reverse stock-split.

USIP.COM, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated _______________, 2005, and does hereby appoint Craig H. Burton with full power of substitution as proxy or proxies of the undersigned, to represent the undersigned and vote all shares of USIP.Com, Inc. common stock which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of USIP.Com, Inc., to be held at 7325 Oswego Road, Liverpool, New York 13090, at 11:00 a.m., local time, on ____________, 2005, and at any and all adjournment(s) thereof:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE LISTED PROPOSALS.

1.)	A proposal to approve the sale of substantially all the Company’s assets consisting of the common stock of the Company’s wholly owned subsidiaries, Datone, Inc., a Delaware corporation, NB Payphones, Ltd., a Pennsylvania corporation, and The Platinum Funding Corporation, a New York corporation, to Fresca Worldwide Trading Corporation, a Nevada corporation. The sale of subsidiaries is a condition to completion of the merger (Item 7 below).

 For   Against   Abstain

2.)	A proposal to amend the articles of incorporation of the Company to change the par value of our common stock to $.0001.

 For   Against   Abstain

3.)	A proposal to amend the articles of incorporation of the Company to change the name of the Company to Cornerstone Services Group, Inc., following a successful completion of the proposed merger described in Proposal No. 7. In the event the merger does not occur the name change will not be implemented.

 For   Against   Abstain

4.)	A proposal to amend the articles of incorporation of the Company to increase the number of authorized shares of the Company from 25,000,000 Common Shares to 250,000,000 Common Shares. The increase in the number of common shares is a condition to the completion of the merger (Item 7 below).

 For   Against   Abstain

5.)	A proposal to amend the articles of incorporation of the Company to authorize 250,000,000 Preferred Shares. The authorization of the preferred shares is a condition to the completion of the merger (Item 7 below).

 For   Against   Abstain

6.)	A proposal to vote on a plan of recapitalization and to amend the Company’s articles of incorporation to effect a reverse stock split pursuant to which two shares of the Company’s outstanding common stock will be exchanged for one new share of common stock. The reverse stock split is a condition to the completion of the merger (Item 7 below).

7.)	A proposal to approve a merger agreement between the Company and Cornerstone Services Group, Inc., pursuant to which, among other things:

a.)	Cornerstone will be merged into the Company, and the Company will be the surviving company.

b.)	The name of the Company will be changed to Cornerstone Services Group, Inc.

c.)	Following the merger the Cornerstone shareholders will own approximately 75% of the shares of the Company and they will control the surviving company.

d.)	On the date of the closing Cornerstone will have 26,500,000 shares outstanding and they will be converted on a 1:1 basis for the shares of USIP.

 For   Against   Abstain

The merger is conditioned on the approval of proposal 1 (sale of assets), proposal 3 (name change), proposal 4 (increase in authorized number of common stock), proposal 5 (authorization of preferred stock) and proposal 6 (reverse stock split).

(CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

(CONTINUED FROM THE OTHER SIDE)

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY

                If any other business is properly presented at the Special Meeting, this proxy card will be voted by the proxies in their discretion. At the present time, the Board of Directors knows of no other business to be presented to a vote of the shareholders at the Special Meeting.

Signature

Signature, if shares held jointly

Date _____ , 2005

Please sign exactly as your name appears hereon.

When shares Are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, custodian or guardian, please give your full title. If the holder is a corporation or partnership the full corporate or partnership name should be signed by a duly authorized officer or partner, respectively.